UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material under §240.14a-12

Abercrombie & Fitch Co.

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April 28, 2025
TO OUR FELLOW STOCKHOLDERS:
We invite you to join us for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Abercrombie & Fitch Co. to be held at 10:00 a.m., Eastern Time, on Wednesday, June 11, 2025. The Annual Meeting will be held as a virtual meeting, to be conducted exclusively via webcast at www.virtualshareholdermeeting.com/ANF2025. Details regarding how to participate in the Annual Meeting and the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement.
As we reflect on Fiscal 2024, our global team delivered record financial results, while continuing to make investments to strengthen our core capabilities and enable future growth. We ended Fiscal 2024 with $4.95 billion in net sales, up 16% from Fiscal 2023, and achieved operating income of $741 million — the best full-year results for both metrics in the history of our Company. Our strong Fiscal 2024 financial results surpassed our Always Forward Plan 2025 financial targets that we unveiled at our June 2022 Investor Day. Some key achievements from Fiscal 2024 include:
•Executing Global Growth Plans - We focused on the global addressable market opportunity, and each of our regions contributed to sales growth as we continued to invest in our local teams and capabilities in our EMEA and APAC regions. Abercrombie brands and Hollister brands both grew net sales by double digits and added millions of customers. Abercrombie brands delivered 16% net sales growth over Fiscal 2023 — its fourth consecutive year of double-digit growth. Hollister brands returned to growth in an impressive way, with 15% net sales growth over Fiscal 2023. We also maintained our growth mindset for stores, ending Fiscal 2024 as a net store opener for the third consecutive year.
•Accelerating a Digital Revolution - We continued to make investments in our core systems and processes, including our merchandising enterprise resource planning system and our key data platforms. We also prioritized updates to our omnichannel shopping experience, helping us generate 46% of our fiscal year sales through our digital channels.
•Operating with Financial Discipline - While achieving our strong financial results, we improved operating cash flow, which enabled us to further strengthen our balance sheet by eliminating funded debt and returning $230 million to stockholders through share repurchases.
During Fiscal 2024, we also continued our Board of Directors refreshment efforts. In August 2024, we welcomed a new director, Andrew Clarke. Andrew brings decades of executive experience in consumer goods and a deep understanding of customers around the world, and we look forward to his continued contributions to the Board.
Whether or not you plan to join us for the Annual Meeting, it is important that your shares be represented. We encourage you to promptly submit your proxy by following the simple instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.
Always Forward,

Fran Horowitz Chief Executive Officer	Nigel Travis Chairperson of the Board

Notice of Annual Meeting of Stockholders

DATE & TIME	LOCATION	RECORD DATE
June 11, 2025 10:00 a.m., Eastern Time	Via webcast: www.virtualshareholdermeeting.com/ANF2025 The meeting will be conducted virtually, and you will not be able to attend the meeting in person.	April 14, 2025
Items of Business

Proposal			Our Board’s Voting Recommendation

1	Elect the ten director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	✓	FOR each director nominee
2	Conduct an advisory vote to approve the Fiscal 2024 compensation of our named executive officers (“Say on Pay Vote”)	✓	FOR
3	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for Fiscal 2025	✓	FOR

The Proxy Statement describes each of these items in detail. In addition, we will transact any other business that may properly come before the Annual Meeting, and at any adjournments or postponements thereof.
Important Voting Information
Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible in one of the following ways:

Vote online by visiting the website shown on your Notice of Internet Availability or proxy card	Vote by calling toll-free U.S., U.S. Territories, and Canada Call 1-800-690-6903	Vote by mail (if you received a printed copy of the proxy materials): complete, sign, and date your proxy card and return it in the enclosed postage-paid envelope
Participating in the Annual Meeting
All stockholders are invited to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ANF2025. Our goal is to ensure that stockholders have the same rights and opportunities to participate in the Annual Meeting as you would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically, and submit questions during the meeting. To do so, you will need the unique 16-digit control number printed in the box on your Notice of Internet Availability of Proxy Materials or proxy card. Please see page 78 for more information.

By Order of the Board of Directors, Gregory J. Henchel Executive Vice President, General Counsel and Corporate Secretary Abercrombie & Fitch Co. 6301 Fitch Path, New Albany, Ohio 43054 April 28, 2025

YOUR VOTE IS IMPORTANT
Please carefully review the proxy materials for the 2025 Annual Meeting and cast your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

We have elected to furnish our Proxy Statement and our 2024 Annual Report (the “Annual Report”), which includes our Annual Report on Form 10-K for Fiscal 2024 (our “Fiscal 2024 Form 10-K”), to certain of our stockholders over the internet pursuant to the U.S. Securities and Exchange Commission (“SEC”) rules, which allows us to reduce costs associated with the Annual Meeting.

Beginning on April 28, 2025, we will first release the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and Annual Report online. The Notice of Internet Availability of Proxy Materials contains instructions as to how you may elect to receive printed copies of the Proxy Statement and the Annual Report. For stockholders who have elected to receive printed copies of our proxy materials, the Proxy Statement and Annual Report will first be mailed on or about April 28, 2025.

The Notice of Internet Availability of Proxy Materials, Proxy Statement, and Annual Report are available online, free of charge, at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site. Our proxy materials also are available on our corporate website at corporate.abercrombie.com/investors.

Only stockholders who held our Class A Common Stock, par value $0.01 per share (the “Common Stock”), as of the close of business on April 14, 2025 (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

Please vote as soon as possible. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. If you do not plan on voting at the Annual Meeting, please submit your proxy prior to 11:59 p.m., Eastern Time, on June 10, 2025.

Forward-Looking Statements

Certain statements in this Proxy Statement may contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond our control. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” or the negative versions of those words or other comparable words and similar expressions may identify forward-looking statements. There can be no assurance that the forward-looking statements included in this Proxy Statement will prove to be accurate. Factors that could cause results to differ from those expressed in the forward-looking statements include, but are not limited to, the risks disclosed in “ITEM 1A. RISK FACTORS” of our Fiscal 2024 Form 10-K, and otherwise in our reports and filings with the SEC, as well as the following factors: our ability to execute on, and maintain the success of, our strategic and growth initiatives; our ability to appropriately address environmental, social, and governance (“ESG”) and sustainability matters, including setting, meeting, or reporting our progress on ESG-related initiatives and goals; our ability to attract or retain talent; failure to protect our reputation; or cybersecurity threats and privacy or data security-related risks. The inclusion of forward-looking statements herein should not be regarded as a representation by the Company, or any other person, that the objectives of the Company will be achieved. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements whether as a result of new information, future events, or otherwise.
Incorporation by Reference

Neither the Report of the Compensation and Human Capital Committee on Executive Compensation nor the Report of the Audit and Finance Committee included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference.
In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Other Information

References in this Proxy Statement to the “Company,” “we,” “our,” and “us” refer to Abercrombie & Fitch Co., a Delaware corporation. References to the “Board” refer to the Board of Directors of the Company. References to “EMEA” include Europe, the Middle East, and Africa, and “APAC” includes the Asia-Pacific region, including Asia and Oceania. References to “Fiscal 2020” refer to our fiscal year ended January 30, 2021, references to “Fiscal 2021” refer to our fiscal year ended January 29, 2022, references to “Fiscal 2022” refer to our fiscal year ended January 28, 2023, references to “Fiscal 2023” refer to our fiscal year ended February 3, 2024 (a 53-week year), references to “Fiscal 2024” refer to our fiscal year ended February 1, 2025, and references to “Fiscal 2025” refer to our fiscal year ending January 31, 2026. References to “GAAP” refer to accounting principles generally accepted in the United States of America.

Proxy Statement Summary
ABOUT ABERCROMBIE & FITCH CO.

We are a global, digitally-led, omnichannel specialty retailer offering a broad assortment of apparel, personal care products, and accessories for men, women, and kids. We sell our products primarily through our Company-owned stores and digital channels, as well as through various third-party arrangements. We operate primarily in North America, Europe, the Middle East, and Asia.
Corporate Purpose
Our corporate purpose informs our mission, shapes our vision, fuels our purpose-led brands, and inspires our global associates.

We are here for you on the journey to being and becoming who you are.

Our Brands
Our brand families include Abercrombie brands and Hollister brands.
Our brands share a commitment to offering products of enduring quality and exceptional comfort that support our global customers on their journey to being and becoming who they are.

CORPORATE GOVERNANCE HIGHLIGHTS

Corporate Governance Practices
We consistently seek to follow best practices in corporate governance. Some of our corporate governance practices are highlighted:

Board and Committee Independence
✓	All director nominees are independent, except our CEO	✓	All committee members are independent (except the Executive Committee, which only meets on an as-needed basis)

Other Board and Committee Practices
✓	Separate Chairperson and CEO positions	✓	Meaningful stock ownership guidelines

✓	Regular executive sessions of non-associate directors	✓	Robust annual Board evaluation process

✓	Overboarding policy limiting other public company board and audit committee service	✓	Demonstrated commitment to Board and committee refreshment, including active succession planning by Board

✓	Continuing education opportunities and reimbursement for outside educational programs	✓	Stringent Code of Business Conduct and Ethics that requires waivers to be approved by the independent directors and publicly disclosed

Stockholder Rights
✓	Declassified Board with annual election of directors	✓	Majority voting for director elections, with resignation policy

✓	Proxy access for director candidates nominated by stockholders, reflecting market standards	✓	No poison pill

2025 Proxy Statement	1	Abercrombie & Fitch Co.

PROXY STATEMENT SUMMARY
Stockholder Engagement
We believe in the importance of effective and transparent engagement with our stockholders. During Fiscal 2024, we met with many of our largest actively-managed stockholders, and with new and prospective investors, during scheduled events and meetings throughout the year. Our Chief Executive Officer (“CEO”), Chief Operating Officer (“COO”), Chief Financial Officer (“CFO”), and other members of our Investor Relations team also participated in numerous investor conferences throughout the year where they engaged with the investment community and our stockholders. These meetings, events, and conferences primarily focused on our financial performance, operations, and progress against our long-term strategic initiatives. We also engaged on various matters important to stockholders, including topics related to capital allocation, corporate governance, sustainability initiatives, our supply chain, and executive compensation. The Company considers feedback from stockholders, as appropriate, in reviewing our practices, policies, and decision-making.
Board Composition and Refreshment
Our Board believes that regular refreshment is a critical component of our overall commitment to good governance. Our Nominating and Board Governance Committee (sometimes referred to herein as the “Nominating Committee”) is charged with identifying individuals qualified to become directors of the Company and recommending to the Board director nominees for appointment to the Board. Over the past several years, the Nominating Committee has recommended to the Board the nomination of directors who the Board believes bring fresh perspectives and certain specialized skills or expertise and are well balanced by the contributions of our directors with longer tenures who have meaningful institutional knowledge. Our commitment to bringing new ideas and perspectives to the Board is demonstrated by our current Board composition. In August 2024, upon the recommendation of the Nominating Committee, our Board appointed a new independent director, Andrew Clarke. In addition to Mr. Clarke, since the beginning of Fiscal 2020, we have added five new independent directors: Susie Coulter, James A. Goldman, Kenneth B. Robinson, Helen Vaid, and Arturo Nuñez.
While we are proud of the multi-year Board refreshment process, the Nominating Committee will continue to evaluate each incumbent director’s qualifications, performance, and ability to continue to contribute productively to help ensure the appropriate composition and tenure of the Board, and, as appropriate, the Nominating Committee will continue to seek highly qualified director candidates in furtherance of the Board’s ongoing refreshment strategy.
Director Nominees
Our Board currently has ten members, each of whom has been nominated for election at the Annual Meeting, to serve until the 2026 Annual Meeting of Stockholders. The following snapshot and table provide summary information about our director nominees. The data set forth below is based on self-identification information provided and consented to by our director nominees. Please see page 7 of this Proxy Statement for Proposal 1 - Election of Directors for more information about our director nominees.
Director Nominee Snapshot

Abercrombie & Fitch Co.	2	2025 Proxy Statement

PROXY STATEMENT SUMMARY

Director Nominee Summary

Name		Board Tenure	Primary Occupation	Independent	Standing Committee Membership					Other Public Company Boards
					AFC	CHCC	NBGC	ESGC	EC

	Kerrii B. Anderson	7 years	Former President and CEO Wendy’s International, Inc.	✓	©		●		●	3

	Andrew Clarke	0.5 years	Global President, Mars Snacking Mars, Inc.	✓		●				0

	Susie Coulter	5 years	Founder and CEO Arq Botanics LLC	✓			●	©		1

	James A. Goldman	5 years	Former President and CEO Godiva Chocolatier, Inc.	✓		●	©		●	1

	Fran Horowitz	8 years	Chief Executive Officer Abercrombie & Fitch Co.						●	1

	Helen E. McCluskey	6 years	Former President and CEO The Warnaco Group, Inc.	✓	●	©			●	1

	Arturo Nuñez	1.5 years	Founder and CEO AIE Creative	✓	●			●		1

	Kenneth B. Robinson	4 years	Former Senior Finance Executive The Procter & Gamble Company	✓	●			●		2

	Nigel Travis ✪	6 years	Former Chairman and CEO Dunkin’ Brands Group, Inc.	✓					©	0

	Helen Vaid	2 years	Consultant Mayfair Equity Partners LLP	✓		●				1

AFC	Audit and Finance Committee					✪	Board Chairperson
CHCC	Compensation and Human Capital Committee					©	Committee Chair
NBGC	Nominating and Board Governance Committee
ESGC	Environmental, Social, and Governance Committee					●	Member
EC	Executive Committee

2025 Proxy Statement	3	Abercrombie & Fitch Co.

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS

For a detailed discussion of our executive compensation program, please see the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 36. In the “Compensation Discussion and Analysis” section, our Compensation and Human Capital Committee, sometimes referred to herein as the “Compensation Committee,” is referred to as the “Committee.” “NEOs” refers to our named executive officers for Fiscal 2024.
Compensation Program Best Practices
The following compensation practices demonstrate how we believe our executive compensation program reflects best practices and reinforces our culture and values:

✓	Practices We Employ	X	Practices We Avoid

✓	Emphasis on at-risk pay	X	Excise tax gross-up payments
✓	Rigorous performance metrics	X	Derivatives or hedging of equity
✓	Robust stock ownership guidelines	X	Pledging of equity securities
✓	Incentive compensation clawback policy	X	Liberal stock option or SARs recycling provisions
✓	Benchmark NEO pay against a compensation peer group	X	Multi-year employment agreements with NEOs
✓	Compensation Committee retains an independent compensation consultant	X	Modification of out-of-the-money stock options or SARs without stockholder approval
✓	Annual “Say on Pay” vote	X	Dividend equivalents on certain equity awards
✓	Conservative compensation risk profile
✓	Double-trigger equity vesting in the event of a change of control
Fiscal 2024 Compensation Program Elements
The following table summarizes the compensation elements provided for our NEOs in Fiscal 2024:

Element	Purpose	Metric

Base Salary	Fixed annual cash compensation to attract and retain executive officers	Established after review of base salaries for executive officers at companies in our compensation peer group and the performance of each of our NEOs
Annual Cash Incentive Program	Performance-based variable pay that delivers cash incentives when the Company meets or exceeds key financial results
Based on an assessment of Adjusted EBIT(1) (weighted at 70%) and Net Sales on a constant currency basis (“Constant Currency Net Sales”)(1) (weighted at 30%) against pre-established goals (with performance measured on a seasonal basis, meaning that goals are weighted 40% for Spring and 60% for Fall)

Long-Term Equity Incentive Awards
Performance-based and time-based equity compensation to reward our executive officers for a balanced combination of the Company meeting or exceeding key financial results and creating long-term stockholder value

50% performance-based Performance Share Awards (“PSAs”) that measure a three-year period spanning Fiscal 2024 through Fiscal 2026 and are based on the following metrics and weightings:
•33.33% on Average Net Sales Growth Rate (“Avg. Net Sales Growth Rate”)
•33.33% on 3-Year Average Non-GAAP EBIT Margin Percent (“Avg. Adjusted EBIT Margin”)(1)
•33.34% on Relative Total Shareholder Return (“TSR”)

50% time-based Restricted Stock Units (“RSUs”) that vest in equal installments over three years from the grant date

(1)These are non-GAAP measures. Please refer to Appendix A to this Proxy Statement for additional detail on these performance metrics.

Abercrombie & Fitch Co.	4	2025 Proxy Statement

PROXY STATEMENT SUMMARY
Compensation Program Changes in Fiscal 2024 and Fiscal 2025
For Fiscal 2024, in order to better align the annual cash incentive program with business shifts yielding a more profitable and higher-volume Spring season relative to past Spring seasons, as well as to provide for more balance between selling seasons, the Compensation Committee adjusted the seasonal weighting for the Fiscal 2024 annual cash incentive program. The Committee adjusted the seasonal weighting to 40% for Spring and 60% for Fall, from 30% and 70% in Fiscal 2023, respectively.
No changes were made to the annual cash incentive program metrics for Fiscal 2024 or Fiscal 2025 as the Compensation Committee believes that the metrics represent an appropriate balance of incentives for top-line and bottom-line growth.
The Compensation Committee did not make any changes to the long-term equity incentive program for Fiscal 2024 or Fiscal 2025.

The following table summarizes our incentive-based compensation programs for Fiscal 2023, 2024, and 2025.

Program	Feature	Fiscal 2023 Design	Fiscal 2024 Design	Fiscal 2025 Design

Annual Cash Incentive Program	Metric	Adjusted EBIT (70%) Constant Currency Net Sales (30%)	Adjusted EBIT (70%) Constant Currency Net Sales (30%)	Adjusted EBIT (70%) Constant Currency Net Sales (30%)
	Seasonal Weighting	30% Spring 70% Fall	40% Spring 60% Fall	40% Spring 60% Fall
Long-Term Equity Incentive Awards	Vehicle Mix	PSAs (50%) RSUs (50%)	PSAs (50%) RSUs (50%)	PSAs (50%) RSUs (50%)
	Equally-Weighted PSA Metrics	Avg. Net Sales Growth Rate Avg. Adjusted EBIT Margin Relative TSR	Avg. Net Sales Growth Rate Avg. Adjusted EBIT Margin Relative TSR	Avg. Net Sales Growth Rate Avg. Adjusted EBIT Margin Relative TSR
	TSR Comparators	Compensation peer group	Compensation peer group	Compensation peer group
Ongoing Commitment to Pay-for-Performance
We are committed to aligning the outcomes of our executive officers’ compensation programs with the Company’s financial performance. The majority of each NEO’s compensation opportunity is variable or at-risk, as it is contingent upon our financial performance and/or appreciation in the market price of our Common Stock.

Percentage of CEO’s compensation that was variable or at-risk in Fiscal 2024(1)	90%
Percentage of other NEOs’ compensation (on average) that was variable or at-risk in Fiscal 2024(1)	72%
(1) Values based on total target compensation as in effect at year-end of Fiscal 2024.

2024 Say on Pay Results

At our 2024 Annual Meeting of Stockholders, 97.1% of votes were cast in favor of our Fiscal 2023 NEO compensation.
Each year, we hold a Say on Pay Vote.

Our approach to executive compensation has driven high levels of stockholder support for our “Say on Pay” proposal over the past several years, with 97.1% of stockholder votes cast for the approval of our Fiscal 2023 NEO compensation program.

2025 Proxy Statement	5	Abercrombie & Fitch Co.

PROXY STATEMENT SUMMARY
VOTING MATTERS AND RECOMMENDATIONS

Proposal		Our Board’s Voting Recommendation	Page

1	Elect the ten director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	FOR each director nominee	7
2	Conduct an advisory vote to approve the Fiscal 2024 compensation of our named executive officers (“Say on Pay Vote”)	FOR	35
3	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for Fiscal 2025	FOR	75
ADDITIONAL INFORMATION

Refer to the “Additional Information About Our Annual Meeting and Voting” section of this Proxy Statement beginning on page 78 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholder proposals, and other pertinent information.
Additional questions about voting may be directed to Innisfree M&A Incorporated (“Innisfree”), our proxy solicitor, toll-free at (888) 750-5834 (from the United States and Canada) or at +1 (412) 232-3651 (from other locations). Banks and brokers may call collect at (212) 750-5833.

Abercrombie & Fitch Co.	6	2025 Proxy Statement

PROPOSAL 1
Election of Directors

There are currently ten directors serving on the Board, all of whose terms expire at the Annual Meeting. The Board is pleased to nominate all ten of our current directors to stand for re-election at the Annual Meeting.

✓	Kerrii B. Anderson	✓	Fran Horowitz	✓	Kenneth B. Robinson

✓	Andrew Clarke	✓	Helen E. McCluskey	✓	Nigel Travis

✓	Susie Coulter	✓	Arturo Nuñez	✓	Helen Vaid

✓	James A. Goldman

Our directors are elected annually for one-year terms. Notwithstanding the expiration date of her or his term, each director holds office until her or his successor is elected and qualified.
The persons named as proxies will vote for each of the nominees named, unless you vote against or abstain from voting for or against one or more of them. The ten director nominees have agreed to serve if elected, and the Board has no reason to believe that any director nominee will be unable to serve. In the event that a director nominee is unable or declines to serve on the Board at the time of the Annual Meeting, then the persons named as proxies intend to vote for a substitute director nominee proposed by the Board, unless the Board decides to reduce the number of directors.
Under our Amended and Restated Bylaws (“Bylaws”), in an uncontested election of directors, which we expect to be the case at the Annual Meeting, each director nominee must be elected by a majority of the votes cast. Votes may not be cumulated. For the avoidance of doubt, a director nominee will be elected if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Broker non-votes and abstentions will not be treated as votes cast. Under our Corporate Governance Guidelines, if an incumbent director does not receive a majority of votes cast in an uncontested election, she or he must tender her or his resignation to the Board. In determining whether to accept or reject such resignation, our Nominating Committee and the Board (without participation by the impacted director) will evaluate the resignation in light of the best interests of the Company and our stockholders. If the Board does not accept the resignation, the director who offered to resign will continue to serve on the Board until the next annual meeting of stockholders or until the director’s successor is elected and qualified, subject to the director’s prior death, resignation, or removal. If the Board accepts the resignation, our Nominating Committee will recommend to the Board whether to fill the resulting vacancy or to reduce the size of the Board. The Board will publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified.

YOUR VOTE IS IMPORTANT	The Board unanimously recommends that you vote FOR each of the Board’s ten director nominees.

2025 Proxy Statement	7	Abercrombie & Fitch Co.

PROPOSAL 1 - ELECTION OF DIRECTORS
Nominees for Our Board of Directors

We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in Board activities, and other attributes discussed below in “Nominees for Our Board of Directors.” We also endeavor to have a Board that represents a range of qualifications, skills, and depth of experience in areas that are relevant to and contribute to the Board’s oversight of the Company’s business, enterprise risks, and strategic priorities.
We describe below the key experiences, qualifications, skills, and attributes that each director nominee brings to the Board that are important to our businesses and structure. The Nominating Committee and the Board considered these key experiences, qualifications, skills, attributes, and the nominees’ other attributes in determining that they be nominated.
KEY EXPERIENCE, QUALIFICATIONS, AND ATTRIBUTES OF OUR NOMINEES

Director Nominee Skills
The Company has identified the following key experience, qualifications, and skills in part from questionnaires completed by each director nominee and from results of a third-party skills assessment. We believe that this reflects the balanced mix of experience, qualifications, and attributes of the Board as a whole. This high-level summary is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board. No individual experience, qualification, or attribute is solely dispositive of becoming a member of our Board, and we believe that each director nominee has a broad array of knowledge, experience, and skills.

Abercrombie & Fitch Co.	8	2025 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Our Board of Directors

Information regarding each director nominee, including the skills and attributes that the Board considered in determining that each such director nominee is qualified to serve on the Board, is set forth below. We believe that each of the director nominees has a reputation for the highest character and integrity, works cohesively and constructively with the other members of our Board and with management of the Company, and demonstrates business acumen and an ability to exercise sound judgment.

Kerrii B. Anderson AGE | 67 INDEPENDENT DIRECTOR SINCE | 2018 COMMITTEES | AFC (Chair); NBGC; EC	Executive Roles

•Former President and Chief Executive Officer of Wendy’s International, Inc. (n/k/a The Wendy’s Company) (“Wendy’s”), a restaurant operating and franchising company, until Wendy’s merged with a subsidiary of Triarc Companies, Inc. to form Wendy’s/Arby’s Group, Inc. (November 2006 to September 2008)

Other Public Company Boards

•Labcorp Holdings, Inc. (f/k/a Laboratory Corporation of America Holdings) (NYSE: LH), a global life sciences company (May 2006 to present); Audit Committee; Nominating and Corporate Governance Committee
•Worthington Enterprises, Inc. (NYSE: WOR) (f/k/a Worthington Industries, Inc.), an industrial manufacturing company (September 2010 to present); Audit Committee (Chair); Compensation Committee; Executive Committee
•The Sherwin-Williams Company (NYSE: SHW), a company engaged in the development, manufacture, distribution and sale of paint, coatings, and related products (April 2019 to present); Compensation and Management Development Committee (Chair); Nominating and Corporate Governance Committee

Key Qualifications and Certifications
•Public Company Board Experience •CEO Experience •Retail •Environmental and Social •Supply Chain
•Finance, Audit, and Accounting
•Corporate Governance
•Risk Management
•Technology and Information Security
◦Completed National Association of Corporate Directors (“NACD”) Cyber-Risk Oversight Program and earned CERT Certificate in Cybersecurity Oversight (January 2022)

Andrew Clarke AGE | 52 INDEPENDENT DIRECTOR SINCE | 2024 COMMITTEE | CHCC	Executive Roles

•Global President of Mars Snacking, a division of Mars, Inc., responsible for overseeing one of the world’s most iconic portfolios of snack brands (September 2018 to present)
•Former Global Chief Marketing and Customer Officer of Mars, Inc. (July 2016 to September 2018)
•Formerly held roles of increasing responsibility at Mars, Inc. including in sales, before moving into various general management and regional roles across Europe and Latin America (July 2000 to July 2016)

Other Public Company Boards
•None

Key Qualifications and Certifications
	•Retail •Omnichannel and Digital Commerce •Marketing/Branding •Global/International	•Supply Chain •Corporate Governance •Risk Management •Environmental and Social

2025 Proxy Statement	9	Abercrombie & Fitch Co.

PROPOSAL 1 - ELECTION OF DIRECTORS

Susie Coulter AGE | 59 INDEPENDENT DIRECTOR SINCE | 2020 COMMITTEE | ESGC (Chair); NBGC	Executive Roles

•Founder of Arq Botanics LLC, a personal care company specializing in all-natural skin care products (January 2021 to present)
•Co-Founder and Chief Executive Officer of Bronty Beauty LLC, a beauty company specializing in all-natural skin care products (January 2017 to December 2020)
•Former President, Beauty – Victoria’s Secret Beauty, L Brands, Inc. (n/k/a Victoria’s Secret & Co., which separated from L Brands, Inc. in 2021), the beauty division of a specialty retailer of women’s intimate and other apparel (November 2012 to March 2016)
•Former President, Polo Ralph Lauren Retail Stores, a subsidiary of an apparel retailer (November 2007 to October 2012)

Other Public Company Boards

•Fossil Group, Inc. (Nasdaq: FOSL), a global design, marketing, and distribution company specializing in lifestyle accessories (December 2022 to present); Nominating and Corporate Governance Committee; Strategic Planning Committee

Key Qualifications and Certifications
	•Public Company Board Experience •CEO Experience •Retail •Apparel •Omnichannel and Digital Commerce •Marketing/Branding	•Global/International •Environmental and Social •Risk Management •Supply Chain •Corporate Governance •NACD Directorship Certification (earned February 2023)

James A. Goldman AGE | 66 INDEPENDENT DIRECTOR SINCE | 2020 COMMITTEES | NBGC (Chair); CHCC; EC	Executive Roles

•Senior Advisor and Chairman1st Partner at Frontenac, a Chicago-based Private Equity Firm (December 2024 to present)
•Senior Advisor at Eurazeo SE, a global investment firm listed on the Paris Stock Exchange (December 2016 to present), and serves as representative of Eurazeo SE on the boards of directors of three of its privately-held portfolio companies: Q Mixers, a beverage company specializing in premium branded mixers (April 2019 to present), Waterloo Sparkling Water Corp., a company specializing in carbonated sparkling water products (September 2020 to present), and Dewey’s Bakery, a company specializing in premium cookie and cracker products (October 2020 to present)
•Former President, Chief Executive Officer and a member of the board of directors of Godiva Chocolatier, Inc., an international premium chocolate company and retailer (February 2004 to May 2014)
•Former President of Food & Beverage Division at Campbell Soup Company, a manufacturer and marketer of soup, sauces, beverages, biscuits, confectionary, and prepared branded consumer food products (September 2001 to February 2004)

Other Public Company Boards
•Domino’s Pizza, Inc. (NYSE: DPZ), a global restaurant and pizza company (March 2010 to present); Audit Committee

Key Qualifications
	•Public Company Board Experience •CEO Experience •Retail •Marketing/Branding	•Corporate Governance •Finance, Audit, and Accounting •Global/International •Supply Chain

Abercrombie & Fitch Co.	10	2025 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS

Fran Horowitz Chief Executive Officer AGE | 61 NOT INDEPENDENT DIRECTOR SINCE | 2017 COMMITTEE | EC	Executive Roles

•Chief Executive Officer of the Company (February 2017 to present)
•Former President and Chief Merchandising Officer for all brands of the Company (December 2015 to February 2017), former member of the Office of the Chairman of the Company (December 2014 to February 2017), and former Brand President of Hollister (October 2014 to December 2015)

Other Public Company Boards
•Conagra Brands, Inc. (NYSE: CAG), one of North America’s leading branded food companies (July 2021 to present); Human Resources Committee

Key Qualifications
	•Public Company Board Experience •CEO Experience •Retail •Apparel	•Omnichannel and Digital Commerce •Marketing/Branding •Global/International •Corporate Governance

Helen E. McCluskey AGE | 70 INDEPENDENT DIRECTOR SINCE | 2019 COMMITTEES | CHCC (Chair); AFC; EC	Executive Roles

•Former President, Chief Executive Officer, and a member of the board of directors (February 2012 to February 2013), and former Chief Operating Officer (September 2010 to February 2012) of The Warnaco Group, Inc., a company which designed, sourced, marketed, licensed, and distributed a broad line of intimate apparel, sportswear, and swimwear products worldwide; and following its acquisition of The Warnaco Group, Inc., a director of PVH Corporation (February 2013 to June 2014)

Other Public Company Boards
•Signet Jewelers Limited (NYSE: SIG), a retailer of diamond jewelry (August 2013 to present), Chair of the Board
Previous Public Company Boards (Past Five Years)
•Dean Foods Company, a food and beverage company (November 2015 to May 2020)

Key Qualifications
	•Public Company Board Experience •CEO Experience •Retail •Apparel	•Marketing/Branding •Global/International •Supply Chain •Finance, Audit, and Accounting •Risk Management

2025 Proxy Statement	11	Abercrombie & Fitch Co.

PROPOSAL 1 - ELECTION OF DIRECTORS

Arturo Nuñez AGE | 58 INDEPENDENT DIRECTOR SINCE | 2023 COMMITTEES | AFC; ESGC	Executive Roles

•Founder and CEO of AIE Creative, a firm providing meaningful and immersive brand strategies and marketing experiences (May 2018 to June 2021; December 2022 to present)
•Former Chief Marketing Officer of Nu Holdings Ltd. (Nubank) (NYSE: NU), a digital banking platform headquartered in Brazil that serves customers across Brazil, Mexico, and Colombia (July 2021 to November 2022)
•Former Head of Marketing, Latin America at Apple Inc. (Nasdaq: AAPL), a designer and manufacturer of consumer electronics and a variety of related services (September 2014 to April 2018)
•Former Global Vice President, Basketball Marketing, at NIKE, Inc. (Nasdaq: NKE), a designer and manufacturer of athletic footwear, apparel, equipment, and accessories (July 2012 to August 2014)
•Former Vice President, Managing Director, NBA Latin America at the National Basketball Association, an organization that oversees professional basketball leagues and related activities worldwide (March 2003 to July 2007)

Other Public Company Boards

•Estee Lauder Companies Inc. (NYSE: EL), a multinational manufacturer, marketer, and seller of skin care, fragrance, and hair care products (April 2022 to present); Audit Committee; Compensation Committee

Key Qualifications
	•Public Company Board Experience •CEO Experience •Retail •Apparel •Omnichannel and Digital Commerce	•Marketing/Branding •Global/International •Technology and Information Security •Corporate Governance •Environmental and Social

Kenneth B. Robinson AGE | 70 INDEPENDENT DIRECTOR SINCE | 2021 COMMITTEES | AFC; ESGC	Executive Roles

•Former Senior Vice President, Audit and Controls for Exelon Corporation, a Fortune 200 company and one of the United States’ largest utility companies (August 2016 to March 2020)
•Former Vice President, Global Diversity & Inclusion (July 2015 to June 2016); Former Vice President, Finance; Global Internal Audit & Governance, Risk & Compliance Leader (July 2006 to June 2015); and Former Chief Audit Executive (July 2002 to June 2006) with The Procter & Gamble Company, a leading consumer goods company

Other Public Company Boards

•Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of payroll and human capital management software solutions (March 2020 to present); Audit Committee; Nominating and Governance Committee (Chair)
•Occidental Petroleum Corporation (NYSE: OXY), an international oil and gas exploration and production company (February 2023 to present); Audit Committee; Compensation Committee; Environmental, Health and Safety Committee

Other Leadership Roles
•Member of board of directors of Morgan Stanley US Banks, National Association, national banks (August 2015 to present); Audit Committee (Chair); Risk Committee; Nominating/Governance Committee

Key Qualifications and Certifications
	•Public Company Board Experience •Retail •Global/International •Environmental and Social	•Finance, Audit, and Accounting •Risk Management •Technology and Information Security •Corporate Governance •NACD Board Leadership Fellow

Abercrombie & Fitch Co.	12	2025 Proxy Statement

PROPOSAL 1 - ELECTION OF DIRECTORS

Nigel Travis Chairperson of the Board AGE | 75 INDEPENDENT DIRECTOR SINCE | 2019 COMMITTEE | EC (Chair)	Company Roles

•Chairperson of the Board of the Company (since January 2023) and Chair of the Company’s Executive Committee (since January 2023), former Chair of the Company’s Nominating and Board Governance Committee (May 2020 to January 2023), and former member of the Company’s Audit and Finance Committee (February 2019 to January 2023)

Executive Roles
•Former Executive Chairman of the Board of Dunkin’ Brands Group, Inc., a quick-service restaurant franchiser (May 2013 to December 2018), and former Chief Executive Officer (January 2009 to July 2018)
Previous Public Company Boards (Past Five Years)

•Advance Auto Parts, Inc. (NYSE: AAP), an automotive aftermarket parts provider (August 2018 to May 2023)
•Dunkin’ Brands Group, Inc. (Nasdaq: DNKN) (July 2011 to December 2020); Non-Executive Chairman of the Board (January 2019 to December 2020)
•Office Depot, Inc. (n/k/a The ODP Corporation) (Nasdaq: ODP), a provider of business services and supplies, products, and technology solutions (March 2012 to May 2020)

Key Qualifications
	•Public Company Board and Board Chair Experience •CEO Experience •Retail •Marketing/Branding •Global/International	•Finance, Audit, and Accounting •Technology and Information Security •Risk Management •Corporate Governance •Supply Chain

Helen Vaid AGE | 53 INDEPENDENT DIRECTOR SINCE | 2023 COMMITTEE | CHCC	Executive Roles

•Consultant, Mayfair Equity Partners LLP (November 2023 to present)
•Former Chief Executive Officer at Foundry Brands, a brand platform that grows omni-digital brands (July 2021 to February 2023), and former member of its board of directors (February 2023 to March 2024)
•Former Global Chief Customer Officer at Pizza Hut, a subsidiary of Yum! Brands, Inc. (September 2016 to July 2021)
•Former Vice President, Digital Store Operations (September 2015 to September 2016) and former Vice President, Customer Experience (June 2013 to September 2015) at Walmart.com, at Walmart, Inc.

Other Public Company Boards
•Stewart Information Services Corp. (NYSE: STC), a global title insurance company (July 2023 to present); Audit Committee; Compensation Committee
Previous Public Company Boards (Past Five Years)
•Groupon, Inc. (Nasdaq: GRPN), a global online marketplace (April 2020 to June 2023)

Key Qualifications
	•Public Company Board Experience •CEO Experience •Retail •Omnichannel and Digital Commerce	•Marketing/Branding •Global/International •Technology and Information Security

2025 Proxy Statement	13	Abercrombie & Fitch Co.

Corporate Governance
The following section discusses our corporate governance, including the role of our Board and Board committees. Our Corporate Governance Guidelines, which were adopted to promote the effective functioning of the Board and Board committees and to reflect our commitment to high standards of corporate governance, are periodically reviewed by the Board to verify that they reflect the Board’s evolving corporate governance practices, policies, and procedures. In addition, we have a Code of Business Conduct and Ethics, which applies to all associates and directors worldwide (including members of the Board) and incorporates an additional Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer, and other designated financial associates. Additional information regarding corporate governance (including a copy of our Corporate Governance Guidelines), a copy of the charter of each of our Board committees, and a copy of our Code of Business Conduct and Ethics, may be found on our corporate website at corporate.abercrombie.com on the “Corporate Governance” page. The Company will provide copies of its Corporate Governance Guidelines, any of the Board committee charters, and its Code of Business Conduct and Ethics to any stockholder, free of charge, upon written request to our Corporate Secretary at 6301 Fitch Path, New Albany, Ohio 43054.
GOVERNANCE PRINCIPLES

Our Board and executive team believe that strong and effective corporate governance is essential to our overall success. Our Board reviews our major governance policies, practices, and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes, and recognized best practices. The foundation of our corporate governance program is providing transparent disclosure to all stakeholders on an ongoing and consistent basis, with a focus on delivering long-term stockholder value. The following chart provides an overview of our corporate governance structure and processes, including key aspects of our Board operations.

Governance Principles		Our Practices

1	Accountability to stockholders	•All directors are elected annually •Eligible stockholders may include their director nominees in our proxy materials

2	Appropriate stockholder voting rights	•Proxy access for director candidates nominated by stockholders, reflecting market standards •We do not have a “poison pill”

3	Regular and proactive stockholder engagement
•Our investor relations team maintains an active, ongoing dialogue with investors and portfolio managers year-round on matters of business performance and results
•Our directors are available to participate in stockholder engagement where appropriate

4	Independent Board leadership structure
•We separate the roles of Chairperson of the Board and CEO and require that our Board be led by an independent director to aid in the Board’s oversight of management
•All members of the Audit and Finance Committee, Compensation Committee, and Nominating Committee are independent of the Company and our management

5	Effective Board policies and practices
•Our Corporate Governance Guidelines require a majority of our directors to be independent; nine of our ten director nominees are independent of the Company and our management
•Our Board is composed of accomplished professionals with deep and diverse experiences, skills, and knowledge relevant to our business, resulting in a high-functioning and engaged Board (an infographic displaying our directors’ skills is presented above under “Proposal 1 – Election of Directors”)
•Each standing Board committee has a charter that is publicly available on our corporate website, meets applicable legal requirements, and reflects good corporate governance
•The Nominating Committee reviews the Company’s governance policies and practices annually and makes recommendations to the Board

Abercrombie & Fitch Co.	14	2025 Proxy Statement

CORPORATE GOVERNANCE
ROLE OF THE BOARD

The business and affairs of the Company are managed by, and under the direction of, our Board, which serves as the ultimate decision-making body of the Company, except for those matters reserved to (or shared with) our stockholders. Our Board is responsible for overseeing management, who is, in turn, responsible for the operations of the Company. Our Board’s primary areas of focus are strategy, risk management, corporate governance, and compliance, as well as evaluating management and guiding changes as circumstances warrant. In many of these areas, significant responsibilities are delegated to Board committees, which are responsible for reporting to the Board on their activities and actions. Refer to the “Corporate Governance – Committees of the Board and Meeting Attendance” section of this Proxy Statement beginning on page 20 for additional information on the Board committees.
BOARD LEADERSHIP STRUCTURE

Our Board is currently composed of nine non-associate directors, all of whom are independent under applicable New York Stock Exchange (“NYSE”) listing standards, and Fran Horowitz, the Company’s Chief Executive Officer. The Chairperson of the Board is selected from the independent members of the Board and elected annually by a majority of the independent directors of the Company. Nigel Travis has served as the Chairperson of the Board since the conclusion of Fiscal 2022. The independent directors elected Mr. Travis as Chairperson of the Board given his background as a public company chief executive officer and public company director with chair experience, along with his expertise in the consumer and retail sectors.
Separation of Chairperson of the Board and CEO
We separate the roles of Chairperson of the Board and CEO and require that our Board be led by an independent director to aid in the Board’s independent oversight of management. We believe that the service of Mr. Travis as our independent Chairperson and Ms. Horowitz as our CEO continues to allow for effective management of the Company’s business. In addition, we believe that the independent Chairperson, together with a Board whose members (other than Ms. Horowitz), including the chairs of each of our Board committees, all qualify as independent, represents the most appropriate Board leadership structure for the Company at this time. Regularly-scheduled executive sessions of the independent directors, as well as written duties and responsibilities for our independent Chairperson and for each of our standing Board committees, support this Board leadership structure.
Responsibilities of Chairperson of the Board
As the Chairperson, Mr. Travis has the primary responsibility for presiding over meetings of the Board and executive sessions of our independent directors and for managing the Board. The Chairperson’s specific duties and responsibilities are specified in our Corporate Governance Guidelines, and include the following principal responsibilities:
•establishing procedures to govern the Board’s work and annual schedules for the Board;
•in collaboration with the CEO, establishing agendas for all Board meetings, organizing discussion items, and workflow;
•facilitating the communication between and among the independent directors and Company management, including promoting effective communications on developments occurring between Board meetings;
•working with the Chair of the Nominating Committee with respect to recruitment, selection, and orientation of new Board members, as well as Board committee composition;
•leading the Board’s review of the succession plan for our CEO and other key members of senior management;
•coordinating periodic Board input and review of management’s strategic plan for the Company;
•providing strategic advice to our CEO on operational and financial matters, as necessary;
•briefing the CEO on issues and concerns arising in the executive sessions of our independent directors;
•coordinating the Board’s self-assessment and evaluation process and the annual Board performance review of the CEO; and
•being available for consultation and direct communication with the Company’s stockholders.

2025 Proxy Statement	15	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE
BOARD REFRESHMENT AND TENURE

The Nominating Committee is charged with identifying individuals qualified to become directors of the Company and recommending to the Board director nominees for appointment to the Board. Over the past several years, the Nominating Committee has recommended to the Board the nomination of directors who the Board believes bring fresh perspectives and certain specialized skills or expertise, and are well balanced by the contributions of our directors with longer tenures who have meaningful institutional knowledge.
Our Nominating Committee and our Board are committed to ongoing Board refreshment and succession planning. Our commitment to Board refreshment and bringing new ideas and perspectives to the Board is demonstrated by our current Board composition. In August 2024, upon the recommendation of the Nominating Committee, our Board appointed a new independent director, Andrew Clarke. Additionally, five of our other independent directors joined the Board since the beginning of Fiscal 2020: Susie Coulter, James A. Goldman, Kenneth B. Robinson, Helen Vaid, and Arturo Nuñez. In addition to bringing years of experience as executives in the retail or consumer products industries, these individuals have brought additional perspectives to the Board.
Our Board also benefits from having directors with a range of tenures, and we believe fresh perspectives are well balanced by the contributions of directors with longer tenures. Accordingly, the Board does not believe it is advisable to establish arbitrary term limits for directors based on age or years of service, as such limits may at times force the Company to lose the contribution of directors who have, over time, developed invaluable institutional knowledge of the Company and its operations, and who provide continuity. At the same time, the Board recognizes that incumbent directors should not expect to be renominated automatically or continually.
To this end, the Nominating Committee is required to evaluate each incumbent director’s qualifications, performance, and ability to continue to contribute productively before recommending the nomination of that director for an additional term. This evaluation includes a review of the results of the Board’s evaluation process, including the results of any peer evaluations, prior years’ voting results, and the Company’s needs at a particular point in time. Our Nominating Committee continues to assess the effectiveness of this policy through monitoring the changes in our Board’s composition.
If the ten director nominees named in this Proxy Statement are elected at the Annual Meeting, the resulting tenure breakdown of the Board would be as follows:

■ 0-2 Years ■ 3-5 Years ■ 6-8 Years
4.5 YEARS
Average tenure of our director nominees.

Abercrombie & Fitch Co.	16	2025 Proxy Statement

CORPORATE GOVERNANCE
BOARD COMPOSITION

The Board and the Nominating Committee believe that, as a group, the directors should have a diversity of backgrounds, skills, and experiences. The Board believes that such characteristics afford the opportunity for a variety of points of view, improving the quality of dialogue, contributing to a more effective decision-making process, and enhancing overall culture in the boardroom.
If the ten director nominees named in this Proxy Statement are elected at the Annual Meeting, the resulting demographic composition of the Board would be as follows:

DIRECTOR NOMINATIONS

Identifying Director Candidates
Our Nominating Committee is responsible for identifying and recommending qualified nominees for election or, in the case of a vacancy, appointment to the Board. The Board, taking into account the recommendations of the Nominating Committee, is the final arbiter for the selection of nominees to the Board. In identifying and selecting a nominee, the Board and the Nominating Committee will consider the attributes described below under “Director Qualifications and Consideration of Director Candidates.”
The Board and the Nominating Committee also consider whether a potential nominee has the ability to devote sufficient time to carry out her or his responsibilities as a director in light of such potential nominee’s occupation and the number of boards of directors of other public companies on which she or he serves.
The process for seeking and vetting additional director candidates is ongoing and is not dependent upon the existence of a vacancy on the Board. The Board believes that this ongoing pursuit of qualified candidates functions as an appropriate director succession plan. Pursuant to its charter, our Nominating Committee has the authority to retain consultants and search firms to assist in the process of identifying and evaluating candidates, and to approve the fees and other retention terms for any such consultant or search firm.
In prior years, we have used third-party search firms to help identify and evaluate director candidates. Andrew Clarke was appointed to the Board in Fiscal 2024. Mr. Clarke’s candidacy was brought to the attention of our Nominating Committee as a result of a director search conducted by a third-party global search firm retained by the Nominating Committee.

2025 Proxy Statement	17	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE
Director Time Commitment Considerations
In evaluating nominees to serve on our Board, the Nominating Committee and the Board consider whether a director nominee has the ability to effectively fulfill her or his duties as a director of the Company, especially with respect to the director nominee’s expected time commitments with respect to her or his occupation and/or service as a director of other public companies.
Our Corporate Governance Guidelines set forth guidelines regarding the number of public company boards and audit committees on which members of our Board may serve:
•No member of the Board may simultaneously serve on the boards of directors of more than three public companies, other than the Company’s Board, unless the Board has determined, upon recommendation by our Nominating Committee, that the aggregate number of directorships held by the individual would not interfere with the individual’s ability to carry out her or his responsibilities as a director of the Company.
•In recognition of the enhanced time commitments associated with membership on a public company’s audit committee, the Board has adopted a policy that no member of the Audit and Finance Committee (sometimes referred to herein as the “Audit Committee”) may serve simultaneously on the audit committees of more than two public companies other than the Company, unless a waiver of this requirement is affirmatively granted by the Board.
Stockholder Recommendations and Nominations for Director Candidates
Our Nominating Committee considers candidates for the Board recommended by stockholders of the Company. Stockholders may recommend director candidates for consideration by our Nominating Committee by giving written notice of the recommendation to the Chair of our Nominating Committee, in care of the Company, at the Company’s principal executive offices at 6301 Fitch Path, New Albany, Ohio 43054. The Nominating Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Accordingly, all potential director nominees, including candidates recommended by stockholders, are assessed using the criteria described below under “Director Qualifications and Consideration of Director Candidates.”
Stockholders may also nominate candidates to the Board pursuant to the advance notice, information, and consent provisions contained in our Bylaws. In addition, following thoughtful engagement with our stockholders, the Board adopted a “Proxy Access” bylaw for director nominations that permits a stockholder, or group of up to 20 stockholders, that has owned continuously for at least three years, shares of the Company’s Common Stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to 25% of the Board, provided that the stockholder(s) and nominee(s) satisfy the procedural and informational requirements in Section 2.04 of our Bylaws. See the “Stockholder Proposals and Nominations for 2026 Annual Meeting” section of this Proxy Statement on page 77 and page 82 in the “Additional Information About Our Annual Meeting and Voting” section of this Proxy Statement for more information.

Abercrombie & Fitch Co.	18	2025 Proxy Statement

CORPORATE GOVERNANCE
DIRECTOR QUALIFICATIONS AND CONSIDERATION OF DIRECTOR CANDIDATES

When considering candidates for the Board, our Nominating Committee evaluates the entirety of each candidate’s credentials and does not have specific eligibility requirements or minimum qualifications that a candidate must meet.
In considering director candidates, our Nominating Committee considers those factors it deems appropriate in light of the needs of the Board, including:
•the nominee’s independence, judgment, strength of character, ethics, and integrity;
•the nominee’s business or other relevant experience, skills, and knowledge useful to the oversight of the Company’s business; and
•the Company’s strong commitment to inclusion at all levels of the Company.
The Company believes that the Board as a whole should have competency in the following areas:

•High character and integrity •Audit, accounting, and finance •Management experience	•Industry knowledge •Leadership •Strategy/vision

Depending on the current needs of the Board, our Nominating Committee may weigh certain factors more or less heavily. Our Nominating Committee does, however, believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director.

2025 Proxy Statement	19	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE
COMMITTEES OF THE BOARD AND MEETING ATTENDANCE

During Fiscal 2024, the Board held twelve regularly-scheduled meetings and held three special meetings. In accordance with the Company’s Corporate Governance Guidelines and applicable rules of the NYSE set forth in the NYSE Listed Company Manual (the “NYSE Rules”), the non-associate directors of the Company meet (without management present) at regularly-scheduled executive sessions at least twice per year and at such other times as the directors deem necessary or appropriate. The non-associate directors met alone without management present seven times during Fiscal 2024 in executive sessions. Executive sessions of the non-associate directors are regularly scheduled as agenda items at meetings of the Board, and all meetings of non-associate or independent directors are presided over by the Chairperson of the Board. Executive sessions are also regularly scheduled in connection with committee meetings, other than our Executive Committee, throughout the year.
Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during Fiscal 2024 and (ii) the total number of meetings held by each committee of the Board on which such director served during Fiscal 2024. While we do not have a formal policy on director attendance at annual meetings, we strongly encourage our directors to attend our Annual Meeting of Stockholders. All incumbent directors then standing for re-election virtually attended the Company’s 2024 Annual Meeting.
Committees of the Board
The Board has five standing committees, each of which is described below. The responsibilities of each standing Board committee are set forth in a written charter. Committee charters are reviewed annually by the Nominating Committee and the Board. The Board may form new committees, disband existing committees, and delegate additional responsibilities to a committee.
Our Nominating Committee is responsible for evaluating and making recommendations to our Board regarding Board committee assignments. Following its evaluation of our Board committees’ composition, during Fiscal 2024, the Nominating Committee recommended increasing the size of the Audit Committee and appointing Mr. Nuñez thereto. Additionally, the Nominating Committee recommended the appointment of Ms. Coulter to the Nominating Committee and the appointment of Mr. Nuñez to the ESG Committee, in each case to fill the vacancies created following former director Sarah Gallagher’s departure in June 2024. Following his appointment to the Board, our Nominating Committee recommended Mr. Clarke be appointed to the Compensation Committee. In each instance, upon the Nominating Committee’s recommendations, the Board made such appointments.

All standing committee charters are available on our website at corporate.abercrombie.com.

The Board’s five standing committees and their current members are as follows:

Director	Audit Committee	Compensation Committee	Nominating Committee	ESG Committee	Executive Committee

Kerrii B. Anderson	©Ⓕ		●		●
Andrew Clarke		●
Susie Coulter			●	©
James A. Goldman		●	©		●
Fran Horowitz					●
Helen E. McCluskey	●Ⓕ	©			●
Arturo Nuñez	●			●
Kenneth B. Robinson	●Ⓕ			●
Nigel Travis					©
Helen Vaid		●
© Committee Chair
● Member
Ⓕ Financial Expert

Abercrombie & Fitch Co.	20	2025 Proxy Statement

CORPORATE GOVERNANCE

Audit and Finance Committee

MET 9 TIMES IN FISCAL 2024 COMMITTEE MEMBERS •Kerrii B. Anderson (Chair) •Helen E. McCluskey •Arturo Nuñez •Kenneth B. Robinson	Primary Responsibilities

The primary responsibilities of the Audit Committee are to oversee:
•the integrity of our consolidated financial statements;
•the effectiveness of our systems of disclosure controls and procedures and internal control over financial reporting, including reviewing and discussing any significant deficiency or any material weakness in the design or operation of our internal controls and any steps taken to remediate such issue;
•compliance with legal and regulatory requirements, including the financial reporting and disclosure process;
•monitoring and reviewing legal and regulatory matters within its purview;
•compliance with our Code of Business Conduct and Ethics;
•the qualifications and independence of the Company’s independent registered public accounting firm;
•the Company’s enterprise risk issues and enterprise risk management policies, guidelines, and programs;
•the annual independent audit of our consolidated financial statements;
•the review and approval, as appropriate, of our financial plans and policies; and
•risks related to information technology security and cybersecurity.

In addition, the Audit Committee is responsible for:
•evaluating the performance of the internal audit function and the independent registered public accounting firm; and
•determining the appointment, compensation, and retention of both the independent registered public accounting firm and the chief audit executive who leads the Company’s internal audit function.

FINANCIAL LITERACY AND INDEPENDENCE
The Board has determined that each current member of the Audit Committee meets all applicable independence and financial literacy requirements under the NYSE Rules and applicable SEC rules, including the enhanced independence standards for audit committee members.

COMMITTEE REFRESHMENT Upon the recommendation of the Nominating Committee, the Board appointed Mr. Nuñez to the Audit Committee effective June 12, 2024.

2025 Proxy Statement	21	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE

Compensation and Human Capital Committee

MET 7 TIMES IN FISCAL 2024 COMMITTEE MEMBERS •Helen E. McCluskey (Chair) •Andrew Clarke •James A. Goldman •Helen Vaid	Primary Responsibilities

The primary responsibilities of the Compensation Committee are:
•overseeing the Company’s overall compensation structure, policies, and programs;
•evaluating the performance of the CEO in consultation with independent directors, and reviewing and approving the compensation for the CEO based on such evaluation;
•approving compensation for the officers of the Company other than the CEO (as determined by the Compensation Committee), with input from the CEO;
•reviewing and approving the metrics to be used for the determination of payouts under cash-based and equity-based incentive programs, and the administration of such programs;
•recommending to the Board the compensation of non-associate directors of the Board;
•reviewing and monitoring the Company’s human capital management strategies, programs, policies, and practices relating to organizational structure and key reporting relationships, as well as recruitment, retention, and development of the Company’s associates;
•assisting the Board in review of the succession plans for our CEO and other designated officers of the Company;
•overseeing associate welfare and retirement benefit plans; and
•evaluating the independence of compensation consultants and assessing whether their work raises any conflicts of interest requiring disclosure.

INDEPENDENCE
The Board has determined that each member of the Compensation Committee meets all applicable independence requirements under the NYSE Rules and applicable SEC rules, including the enhanced independence standards for compensation committee members under the NYSE Rules. Each member of the Compensation Committee also has been determined to be a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

COMMITTEE REFRESHMENT Upon the recommendation of the Nominating Committee, the Board appointed Mr. Clarke to the Compensation Committee in November 2024, following his appointment to the Board.

Abercrombie & Fitch Co.	22	2025 Proxy Statement

CORPORATE GOVERNANCE

Nominating and Board Governance Committee

MET 4 TIMES IN FISCAL 2024 COMMITTEE MEMBERS •James A. Goldman (Chair) •Kerrii B. Anderson •Susie Coulter Sarah Gallagher, a former director, served as a member during Fiscal 2024 until June 12, 2024.	Primary Responsibilities

The primary responsibilities of the Nominating Committee are:
•identifying, evaluating, and recommending director nominees for election, re-election, or to fill any vacancies to or on the Board;
•making recommendations to the Board on committee memberships, including chair positions;
•overseeing the self-evaluation processes of the Board and Board committees;
•reviewing corporate governance matters and processes;
•developing and recommending to the Board a set of corporate governance principles (the Corporate Governance Guidelines);
•reviewing and assessing any stockholder proposals submitted to the Company, including review of any stockholder proposals relating to social responsibility issues in consultation with the ESG Committee;
•overseeing the Company’s stockholder engagement process;
•reviewing our Related Person Transaction Policy and approving such related person transactions in accordance with the policy and applicable NYSE Rules and SEC requirements;
•reviewing and making recommendations to the Board regarding orientation for new directors and continuing education for all directors; and
•reviewing and approving the use of Company funds or property by any associate or officer, including our CEO, in support of any political party, organization, or committee, or any candidate for public office, as permitted by law.

INDEPENDENCE The Board has determined that each member of the Nominating Committee meets all applicable independence requirements under the NYSE Rules and applicable SEC rules.

COMMITTEE REFRESHMENT
Upon the recommendation of the Nominating Committee, the Board appointed Ms. Coulter to the Nominating Committee to fill the vacancy created by Ms. Gallagher’s departure in June 2024.

2025 Proxy Statement	23	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE

Environmental, Social, and Governance Committee

MET 3 TIMES IN FISCAL 2024 COMMITTEE MEMBERS •Susie Coulter (Chair) •Arturo Nuñez •Kenneth B. Robinson Sarah Gallagher, a former director, served as a member during Fiscal 2024 until June 12, 2024.	Primary Responsibilities

The primary responsibilities of the ESG Committee are:
•monitoring environmental and social issues and trends, and reviewing and making recommendations on our related strategies, policies, practices, and programs;
•overseeing our governance and risk management of environmental and social matters;
•reviewing with management any external reporting related to our environmental and social policies, practices, and progress;
•monitoring significant programs and activities aimed at enhancing our global communications, crisis management, media relations, and community relations;
•reviewing and monitoring the community investment support by the Company of charitable, educational, community, and business organizations; and
•reviewing and consulting with the Nominating Committee on any stockholder proposals that relate to environmental or social issues.

INDEPENDENCE The Board has determined that each member of the ESG Committee meets all independence requirements for independent directors under the NYSE Rules.

COMMITTEE REFRESHMENT Upon the recommendation of the Nominating Committee, the Board appointed Mr. Nuñez to our ESG Committee to fill the vacancy created by Ms. Gallagher’s departure in June 2024.

Executive Committee

DID NOT MEET IN FISCAL 2024 COMMITTEE MEMBERS •Nigel Travis (Chair) •James A. Goldman •Fran Horowitz •Kerrii Anderson •Helen E. McCluskey	Primary Responsibilities

The primary responsibilities of the Executive Committee are:
•acting on behalf of the Board in between Board meetings with respect to matters that, in the opinion of our Chairperson of the Board, should not be postponed until the next scheduled meeting of the Board, subject to any limitation imposed under applicable law or by the Board; and
•taking any action deemed necessary under exigent circumstances when a quorum of the Board cannot be satisfied, subject to any limitation imposed under applicable law or by the Board.

In addition, members of the Executive Committee may conduct preliminary screenings of potential director nominees when delegated to do so by the Board.

Abercrombie & Fitch Co.	24	2025 Proxy Statement

CORPORATE GOVERNANCE
BOARD EVALUATION PROCESS

The Board believes it is important to assess its overall performance and the performance of the Board committees. On an annual basis, our Nominating Committee oversees a self-evaluation of our Board’s performance and committee performance. The annual self-evaluation process may vary from year to year. For the Fiscal 2024 process, the Nominating Committee engaged an experienced and independent third-party consultant to perform an objective assessment of the overall effectiveness of our Board and committees.
Summary of Fiscal 2024 Board Evaluation Process

Annual Evaluations and Interviews	Ü	Third-Party Consultant Produces Report	Ü	Presentation of Results	Ü	Incorporation of Feedback

As part of the evaluation process, the third-party consultant solicited individual director feedback on various topics such as board composition (including board size and refreshment), committee structure, board culture and board leadership, relationship with management, oversight of strategy and risk, and effectiveness of board and committee meetings. The third-party consultant solicited the directors’ feedback through written questionnaires, as well as individual interviews with each director. This process also included solicitation of feedback on peers.
The third-party consultant synthesized the findings into a report that was provided to the Nominating Committee and the Board Chairperson.
The third-party consultant then reported the results of the committee and Board evaluations to the Nominating Committee and the Board during the first quarter of Fiscal 2025. The third-party consultant participated in discussions with the Nominating Committee and the Board on the overall findings. Results of the peer assessments were provided to the subject director, and to the Chair of the Nominating Committee and the Board Chairperson.
The Board and management will take steps to address or to improve upon any issues or opportunities disclosed during the evaluation process.

BOARD ROLE IN RISK OVERSIGHT

The Board has primary responsibility for risk oversight and, in this capacity, oversees the management of risks related to the operation of our Company. The Board executes its oversight duties in part by assigning responsibility to committees of the Board to oversee the management of risks that fall within their respective areas. In performing this function, each Board committee has full access to management, as well as the ability to engage advisors. The Chair of each Board committee reports on the applicable committee’s activities at Board meetings and has the opportunity to discuss risk management with the full Board at that time.
Key Areas of Risk Oversight

Board	Audit Committee	Compensation Committee	Nominating Committee	ESG Committee
•Strategy •Operational Risks •Capital Allocation •Significant Reputational Risk •Financing Strategy •Management Succession Planning	•Accounting and Financial Disclosure •Oversight of ERM Committee •Information Technology and Cybersecurity Risks •Ethics and Compliance Program •Litigation	•Executive Compensation Design •Company Incentive Plans •Human Capital Management •Director Compensation	•Board Succession Planning •Nominee Identification and Selection •Board Evaluations and Refreshment •Corporate Governance	•Environmental Matters, including Sustainability •Social Matters
The above table does not include all areas of risk management overseen by the Board and the Board committees.

2025 Proxy Statement	25	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE
Enterprise Risk Management Program
The Company primarily manages enterprise risk through our management-led Enterprise Risk Management Committee (the “ERM Committee”). Co-chaired by our CFO and leaders of our Risk Management and Compliance departments, the ERM Committee is comprised of a group of cross-functional senior members of management across the Company. The ERM Committee meets on a quarterly basis to review, prioritize, and address mitigation strategies for major risk exposures. The ERM Committee also considers new and emerging risks, and, as needed, a smaller subset of the ERM Committee meets in-between the quarterly meetings to discuss emerging or growing risks. As part of its risk oversight role, the Audit Committee receives quarterly reports on our enterprise risk management program from representatives of the ERM Committee.
Information Technology and Cybersecurity Risk Oversight
Management of the Company manages cybersecurity as an enterprise risk in the Company’s enterprise risk management program. Responsibility for risk oversight and management generally lies with the Board. To effectively manage oversight of our cybersecurity risk management practices, the Board has delegated such responsibility to the Company’s Audit Committee. Additionally, members of management responsible for information technology and cybersecurity areas report to either the Audit Committee or the Board on a quarterly basis on various matters, such as current and emerging cybersecurity risks to the Company, risks and incidents that were escalated to management during the prior quarter (including those that did not require immediate escalation to the Audit Committee and/or full Board), internal and external assessments of the Company’s information security program, and a roadmap of projects and major initiatives to manage our information security posture. As part of the management of cybersecurity as an enterprise risk, the Company, internally and through third parties, conducts multiple information risk assessments each year. Risks identified in such assessments are considered and evaluated for inclusion in the Company’s information risk portfolio and are then prioritized and addressed where appropriate to update the Company’s information security programs. Assessments along with risk-based analysis and judgment are used by the Company to determine how the Company manages these risks. In addition, management holds annual tabletop exercises on information technology and cybersecurity incidents, and certain corporate associates and management-level associates in our stores and distribution center are trained on cybersecurity matters on an at least annual basis. These trainings educate our associates on Company policies and procedures for the handling of customer and employee personal data, incident reporting, and avoiding common cybersecurity threats such as phishing. We also provide additional training to individual teams on privacy compliance best practices and emerging risks as needed. Targeted training for associates occurs frequently throughout the year, and regular audiences include associates on the Company’s marketing, data analytics, and user experience teams. In furtherance of the Board’s oversight responsibilities, we provide our Board members with continuing educational opportunities and reimbursement for outside educational programs. In January 2022, the Chair of our Audit Committee completed the NACD Cyber-Risk Oversight Program and earned the CERT Certificate in Cybersecurity Oversight.
Environmental, Social, and Governance Risk Oversight
The Board has primary responsibility for ESG oversight and, in this capacity, oversees the management of risks related to ESG matters. The Board executes its oversight duties in part by assigning responsibility to committees of the Board to oversee the management of ESG and ESG risks that fall within their respective areas. In addition, our Board plays an important role in the oversight of Company culture, and members of management provide regular updates to the Board on Company culture, including results of associate engagement surveys, recent associate engagement events, and turnover, retention, and recruiting metrics.

ESG Committee	Audit Committee
Our ESG Committee is responsible for overseeing our strategies, policies, and practices regarding environmental and social issues and trends, as well as the governance and risk management of such matters. These environmental and social issues, trends, and matters include: inclusion initiatives; health and safety matters; human rights and ethical business practices; and sustainability matters.
Our Audit Committee is responsible for our audit practices, for risk oversight of cybersecurity and information technology programs, and for our Ethics and Compliance Program.

Compensation Committee	Nominating Committee
Our Compensation Committee is responsible for human capital management and matters related to compensation and benefits. The Compensation Committee also assists the Board in reviewing succession plans for our CEO and other select officers of the Company.

Our Nominating Committee is responsible for matters related to the corporate governance of the Company and the Board, including the composition of our Board and Board refreshment and succession planning.

Abercrombie & Fitch Co.	26	2025 Proxy Statement

CORPORATE GOVERNANCE
Compensation Programs Risk Assessment
Management of the Company and our Compensation Committee have assessed the Company’s compensation programs, and based upon all of the facts and circumstances available to the Company at the time of the filing of this Proxy Statement, management of the Company and our Compensation Committee have concluded that there are no risks arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company. Accordingly, no material adjustments were made to the Company’s compensation policies and practices as a result of its risk profile.
The assessment was overseen by our Compensation Committee in consultation with its independent counsel and its independent compensation consultant. This assessment considered, among other factors:
•Our compensation policies and practices in effect for our executive officers, members of senior management, and our associates (e.g., metrics selected and the weighting of those metrics, performance measurement periods for incentive compensation, mix of pay, stock ownership guidelines).
•Features built into our compensation programs to discourage excessive risk-taking (e.g., incentive caps, clawback provisions).
•The Compensation Committee’s review of market data for our designated officers when making all related pay decisions.
•The Compensation Committee’s approval of all annual cash incentive program and performance-based equity award goals and metrics, and the Compensation Committee’s associated certification of performance achievement at the conclusion of the performance period.
•The Company’s enterprise risks, the degree to which those enterprise risks may be exacerbated by compensation, and the associated controls to manage enterprise risks.
Our performance-based executive compensation program, as described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 36, coupled with our stock ownership guidelines and clawback provisions, align the interests of our executive officers with those of our stockholders by encouraging long-term superior performance without encouraging excessive or unnecessary risk-taking. The Compensation Committee will continue to monitor the Company’s compensation policies and practices to determine whether its risk management objectives are being met.
DIRECTOR INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence Determinations
Our Board has reviewed, considered, and discussed the relationships with the Company, both direct and indirect, of (i) each current director and (ii) Sarah Gallagher, who served as a director during Fiscal 2024 until June 12, 2024, in order to determine whether such individual meets the independence requirements of the applicable NYSE Rules. The Board has determined that nine of the ten current directors of the Company, as well as Sarah Gallagher during her period of service as a director of the Company, qualify as independent under the applicable NYSE Rules. Specifically, the Board has determined that each of Kerrii B. Anderson, Andrew Clarke, Susie Coulter, James A. Goldman, Helen E. McCluskey, Arturo Nuñez, Kenneth B. Robinson, Nigel Travis, and Helen Vaid, has, and that during her period of service as a director of the Company, Sarah Gallagher had, no commercial, industrial, banking, consulting, legal, accounting, charitable, familial, social, or other relationship with the Company, either directly or indirectly, that would be inconsistent with a determination of independence under the applicable NYSE Rules. Fran Horowitz does not qualify as independent because she is an executive officer of the Company.
There are no family relationships among any of the current directors, director nominees, and executive officers of the Company. Please see the text under the caption “INFORMATION ABOUT OUR EXECUTIVE OFFICERS” within “ITEM 1. BUSINESS” in Part I of our Fiscal 2024 Form 10-K for information about the Company’s executive officers.

2025 Proxy Statement	27	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE
Related Person Transaction Policy and Process and Conflicts of Interest
The Board has adopted the Abercrombie & Fitch Co. Related Person Transaction Policy (the “RPT Policy”), which is administered by our Nominating Committee and the Company’s General Counsel. A copy of the RPT Policy is posted on the “Corporate Governance” page of our corporate website at corporate.abercrombie.com. The RPT Policy applies to any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company or one of our subsidiaries participates or will participate, the amount involved exceeds or is expected to exceed $120,000, and a “related person” had, has, or will have a direct or indirect interest.
Each year, our directors (including any director nominees) and executive officers complete a questionnaire designed to elicit information about potential related person transactions. Any potential related person transaction that is raised will be analyzed by our General Counsel to determine whether the transaction, arrangement, or relationship constitutes a related person transaction requiring compliance with the RPT Policy. Pursuant to the RPT Policy, all related person transactions (other than those deemed to be excluded or ratified under the terms of the RPT Policy) will be referred to our Nominating Committee for approval (or disapproval), ratification, revision, or termination. Our Nominating Committee may only approve or ratify those transactions that our Nominating Committee determines to be in the Company’s best interests. In making this determination, our Nominating Committee will review and consider all relevant information available. Any related person transaction previously approved or ratified by our Nominating Committee or otherwise already existing that is ongoing in nature is to be reviewed annually.
Fiscal 2024 Related Person Transactions - None.
Certain Other Transactions Involving Directors, Executive Officers, or >5% Beneficial Owners - In a Schedule 13G/A filed with the SEC, FMR LLC reported that it beneficially owned more than 5% of our Common Stock as of December 31, 2024. The Company utilizes the services of affiliates of FMR LLC, including record-keeping, administrative, and management services for the Abercrombie & Fitch Co. Associate Stock Purchase Plan, the Abercrombie & Fitch Co. Directors’ Deferred Compensation Plan, the Company’s long-term incentive plans, the Abercrombie & Fitch Co. Savings and Retirement Plan (the Company’s 401(k) plan) and the Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan. These transactions and arrangements with affiliates of FMR LLC are negotiated on an arm’s-length basis, contain customary terms and conditions, and are unrelated to the ownership of our Common Stock by FMR LLC or its related entities.
Our Code of Business Conduct and Ethics, which was adopted by the Board, also addresses the potential conflicts of interest which may arise when a director, an officer, or an associate has an interest in a transaction to which the Company or one of our subsidiaries is a party. If a potential conflict of interest arises concerning an officer or a director, all information regarding the issue is to be reported to the Company’s Chief Ethics and Compliance Officer and the Company’s General Counsel for review and, if appropriate or required under the Company’s policies (including the Company’s RPT Policy), submitted to our Nominating Committee for review and disposition.
Indemnification Arrangements with Directors and Executive Officers
We indemnify our directors and our executive officers to the fullest extent permitted by the laws of Delaware against personal liability in connection with their service to the Company. This indemnification is required under our Amended and Restated Certificate of Incorporation and our Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.

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CORPORATE GOVERNANCE
OTHER CORPORATE GOVERNANCE MATTERS

Directors Who Substantially Change Their Job Responsibility
A director must inform our Chairperson of the Board, the Chair of our Nominating Committee, and the Corporate Secretary as promptly as feasible, in advance, if the director is contemplating a change in employment, membership on another public company board of directors or any other board membership, or other change in status or circumstances that might cause the Board to conclude that the director is no longer independent, is no longer qualified to serve on the Board, might not be able to continue to serve effectively, or that such service otherwise is no longer appropriate. Such prior notice is intended to permit management of the Company to conduct a preliminary analysis of the potential impact of the proposed change on the director’s independence and/or service. If the determination is made that the potential change constitutes a conflict of interest or interferes with the director’s ability to carry out her or his responsibilities as a director of the Company, the director must immediately submit a letter of resignation or not proceed with the potential change. If the director offers her or his resignation, the Nominating Committee will duly consider the matter and make a timely recommendation to the Board, and the Board shall determine whether to accept or reject such offer.
If sufficient prior notice cannot be given, the director must immediately submit a letter of resignation to our Nominating Committee. Upon receipt of such a letter of resignation, our Nominating Committee will duly consider the matter and make a timely recommendation to the Board, and the Board shall determine whether to accept or reject such offer.

Insider Trading Policy
The Company has adopted insider trading policies and procedures regarding securities transactions (the “Insider Trading Policy”) that apply to all officers, directors, employees, consultants, and contractors of the Company and its subsidiaries (“Covered Persons”), as well as the Company itself. The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations with respect to the purchase, sale, and/or other dispositions of the Company’s securities, as well as the applicable rules and regulations of the New York Stock Exchange.

Anti-Hedging Policy
The Company’s Insider Trading Policy applies to all Covered Persons, and to their Family Members and Related Entities (each as defined in the Insider Trading Policy), during and after their employment or service. Under the Insider Trading Policy, Covered Persons are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge, offset, or are designed to hedge or offset, any decrease in the market value or the full ownership risks and rewards of Covered Persons’ direct or indirect holdings in Company securities. In addition, under the Company’s Associate Handbook, associates may not at any time engage in transactions that shift the economic consequences of ownership of Company securities to any third party, including the purchase or sale of puts or calls, or hedging transactions such as caps and collars.

Communications with the Board
Communications by stockholders and other interested parties to individual directors or the Board can be addressed to 6301 Fitch Path, New Albany, Ohio 43054, Attention: Corporate Secretary.
All such letters must identify the author as a stockholder or other interested party and clearly state the intended recipient. Copies of all such letters will be circulated to the appropriate director or directors. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder/Interested Party — Non-Management Director Communication,” “Stockholder/Interested Party — Board Communication,” “Stockholder/Interested Party — Independent Director Communication,” or “Stockholder/Interested Party — Chairperson of the Board Communication,” as appropriate.
Correspondence marked “personal and confidential” will be delivered to the intended recipient without opening. There is no screening process in respect to communications from stockholders or other interested parties.

2025 Proxy Statement	29	Abercrombie & Fitch Co.

CORPORATE GOVERNANCE
ENVIRONMENTAL AND SOCIAL MATTERS

We operate and invest in our business with a focus on the long term, which requires taking into consideration environmental and social matters that are important to our stakeholders, including our stockholders, our customers, our associates, and our business partners. To create positive impacts within our organization and within the communities we operate, we have implemented practices to promote environmental and social stewardship and community involvement.
Environmental: Sustainability and Human Rights
We strive to create a positive impact by advancing sustainability efforts in our offices, stores, and supply chain. Our sustainability practices and policies support our commitment to global human rights, and our efforts to make our products in safe and responsible facilities while reducing environmental impact where possible. These practices and policies are embedded in our day-to-day operations, and while we know there is no finish line to these efforts, we continue to build on our existing sustainability programs, some of which we have had in place for over 20 years. Highlights of our programs over the past several years include:

Strategy

In 2022 we conducted an ESG materiality assessment to identify topics that are most impactful to long-term value creation and important to our stakeholders. From this assessment, we refreshed existing sustainability targets and added new goals. We continue to track our performance and make progress against these sustainability targets. We continue to refresh, retire, and add new goals as appropriate.

Stakeholder Engagement

We seek to provide our stakeholders with transparency on our supply chain and environmental practices. Specific actions we have taken over the past several years include:
•We relaunched the sustainability page on our corporate website with updates on our sustainability strategies, ESG materiality assessment results, status of our publicly-announced targets, and other initiatives.
•We directly engaged with stockholders to educate, discuss, and receive feedback on various topics, including our sustainability initiatives and our supply chain practices.
We believe it is important for the retail industry to take collective action across the supply chain. We partner with different organizations and join industry initiatives to advance improvements in our internal practices and throughout our supply chain. We participate in the U.S. Cotton Trust Protocol, Canopy, and the United Nations Global Compact (the world’s largest corporate citizenship and sustainability initiative). We are also a member of Better Cotton, Cascale, Textile Exchange, and Apparel Impact Institute’s Carbon Leadership Program.

Climate and Energy
We have made investments and actions in furtherance of our overall energy goals, including:
•We formally established our intent to set near-term science-based emissions reduction targets aligned with Science Based Targets initiative (SBTi) criteria, and we are in the process of preparing our science-based targets for verification in line with SBTi criteria.
•We continued our progress toward our targets to reduce emissions, including our previously-announced goal of reducing total Scope 1 and 2 GHG emissions by 47% by 2030 from a 2019 base year.
•In 2020, we signed a renewable energy supply agreement for our global home office and two distribution centers in New Albany, Ohio; since January 2023, we have been supplied with energy under this agreement, and since January 2025, 100% of electricity used at our home office and our two distribution centers in New Albany, Ohio is being matched with renewable energy credits.

Product Sustainability
We maintain a high standard of quality for all products shipped globally to consumers. Some ways through which we achieve this include:
•Water stewardship and conservation practices, including adopting eco wash in denim washing and working with our denim suppliers to implement new technologies, equipment, and water-saving methodologies to help us meet the targets we announced in 2023 for reducing water intensity in denim production and increasing the amount of recycled water in our denim laundries and mills; and
•Striving to source greater percentages of sustainable and responsibly-sourced fibers in key commodities, including cotton, polyester, manmade cellulosic fibers, wool, and down, since announcing our targets in 2019.

Supply Chain
As regulatory and due diligence requirements evolve, we continue to prioritize relationships with suppliers who share our dedication to best practices in human rights, labor rights, and workplace safety. Through our social audit program, facilities throughout our supply chain are assessed for compliance with labor and social standards and laws. We also build supply chain accountability through:
•Partnering with PALS, Better Work, and RISE to train third-party factory workers on a variety of topics, including anti-human trafficking, gender equality, health and safety management, and work rights and responsibilities; and
•Partnering with laundries and mills to improve and verify environmental performance through third-party self-assessment platform.

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CORPORATE GOVERNANCE
Social: Corporate Culture and Community Involvement
We strive to create a culture that drives strategic and key business priorities forward, while being welcoming and inclusive and encouraging associates to impact their global communities positively. We believe that the strength of our unique culture is a competitive advantage, and we intend to continue building upon that culture to improve performance across our business.
We also give back to the global communities in which we do business. We do this by providing support to our community partners that serve the needs of youth, teens, and young adults around the world, with a focus on mental health and wellness, empowerment, and inclusion. Our support is provided in the form of cash donations, fundraising, volunteerism, product campaigns, and in-kind support. We facilitate fundraising through The Challenge, our annual music festival and fundraiser, and through customer round-up programs.
Below are highlights of our community giving efforts and our practices that contribute to our strong corporate culture:

Compensation and Benefits
We offer competitive compensation and benefits, including cash-based and equity-based incentive awards in order to align the interests of our associates and our stockholders. We also continue to provide hybrid and remote work arrangements for corporate home office associates where feasible, including “work from anywhere” days and weeks. We also support our associates and their families by providing eligible associates with paid parental leave in the United States and internationally based on local law, and by providing all eligible associates globally with adoption and fertility support benefits.

Associate Engagement
We improve associate engagement through open communication channels, such as all-company meetings that enable us to communicate with our associates. We also collect feedback through engagement surveys throughout the year to better understand associate experience and to drive improvements, with the most recent organization-wide survey conducted in October 2024.

Developing Associates
We foster associate development by providing a wide variety of growth and development opportunities throughout our associates’ careers, including structured development programs, access to online skill development platforms, stretch assignments, internal career pathing, self-awareness exercises, and active coaching. We also use leadership standards to help associates identify the core behaviors essential for their career growth, as well as personal growth, on their journey with us.

Culture of Belonging
We create a culture of belonging and work to ensure that all our associates feel respected and represented. We believe that when we do this, we are stronger across every aspect of our business. The Company follows core principles to embed a sense of community into our organization, including having a workforce that reflects the communities we serve, building a leadership team that is representative of our workforce, offering voluntary training and inviting all associates to participate in our various associate resource groups to promote inclusion and belonging, and driving fairness through our compensation and benefits offerings.

Community Involvement
We encourage community involvement of our associates by promoting various charitable, philanthropic, and social awareness programs, which we believe fosters a collaborative and rewarding work environment. With the help of our vendor partners, our customers, and our associates, in Fiscal 2024, we donated over $8 million to charitable causes and donated over $940K through in-kind giving. We also offer associates a paid volunteer day each year for eligible volunteer work. In Fiscal 2024, our global associates volunteered over 20,000 hours.

Health and Safety
We focus on the health and safety of our associates by investing in various wellness programs that are designed to enhance the physical, financial, and mental well-being of our associates. We provide our benefits-eligible associates and their families with access to free and confidential counseling through our Employee Assistance Program, as well as free access to a meditation and mindfulness app. We also provide regular programming on financial planning and mental health.

2024 Recognitions
We are proud to be recognized in 2024, including for our strong corporate culture and our associates’ workplace experience:

Named one of the 2024 Best Workplaces in Retail™ by Fortune magazine

Continued our status as a Great Place to Work-Certified™ organization for the fourth consecutive year

Named Public Company of the Year by Women’s Wear Daily

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Compensation of Directors
The Board believes that compensation paid to our non-associate directors should be competitive with other retailers of comparable size and enable us to attract and retain individuals of the highest quality to serve as our directors. To align director interests with the long-term interests of our stockholders, non-associate directors receive a combination of cash and equity-based compensation for their service.
Non-Associate Director Compensation Program
On an annual basis, the Compensation Committee and the independent compensation consultant to our Compensation Committee review and evaluate the Company’s compensation program for the non-associate directors. In February 2024, following this review and consideration by the Compensation Committee, it was determined that the average director compensation for the Board was within a competitive range of median for our peer group. As such, the Compensation Committee did not recommend changes to the non-associate director compensation program for Fiscal 2024.
Any officer of the Company who is also a director receives no additional compensation for services rendered as a director. The annual cash retainer program for Fiscal 2024 was structured as follows (cash retainers were pro-rated for directors who did not serve the full year during Fiscal 2024):

Non-Associate Director Annual Cash Retainer Program

Non-associate director	$80,000

Board Committee Annual Cash Retainer Program	Chair	Member

Audit Committee	$40,000	$25,000
Compensation Committee	$30,000	$12,500
Nominating Committee, ESG Committee, or Executive Committee	$25,000	$12,500
Each of the cash retainers is paid quarterly in arrears. In addition to cash retainers, all non-associate directors receive an annual grant of RSUs as follows:

Annual Grant of RSUs

Grant date fair value(1)	$150,000
(1)Granted on the date of the Company’s annual meeting of stockholders. These RSUs become fully vested on the earlier of (i) the first anniversary of the grant date or (ii) the date of the next regularly scheduled annual meeting of stockholders of the Company after the grant date; in each case, subject to earlier vesting in the event of death or total disability or upon termination of service in connection with a change of control of the Company.
The Company also maintains two deferred compensation plans referred to collectively as the “Directors’ Deferred Compensation Plan.” Under the Directors’ Deferred Compensation Plan, a non-associate director may voluntarily elect to defer all or a part of her or his retainers and stock-based incentives the Company would otherwise pay her or him, and/or the shares of our Common Stock she or he would otherwise receive upon settlement of her or his RSUs. The amount deferred by a non-associate director under the Directors’ Deferred Compensation Plan is credited to a deferred stock unit account where it is converted into a share equivalent. Dividend equivalents will be credited on the shares of Common Stock credited to a non-associate director’s bookkeeping account (at the same rate as cash dividends are paid in respect to outstanding shares of Common Stock) and converted into a share equivalent. Participating non-associate directors may elect the time of deferral and whether distribution of the deferred amounts will be in the form of a single lump-sum transfer or annual installments. If a non-associate director makes no election, all amounts deferred under the Directors’ Deferred Compensation Plan will be distributed upon termination of service and in a lump sum. Regardless of any election made by a non-associate director, all amounts deferred will be distributed in a single lump sum in the event of a change in control of the Company.

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COMPENSATION OF DIRECTORS
All non-associate directors are reimbursed for their expenses for attending meetings of the Board and Board committees, and they receive the discount on purchases of the Company’s merchandise that is extended to all Company associates. We also provide our non-associate directors with continuing educational opportunities and reimbursement for outside educational programs.
Chairperson Compensation
During Fiscal 2024, Mr. Travis received additional compensation for his role as Chairperson of the Board. The additional compensation to the Chairperson for Fiscal 2024 was unchanged from the prior year and was structured as follows:

Fiscal 2024 Chairperson Compensation

Additional Annual Cash Retainer	$100,000
Additional Annual Grant of RSUs, Grant date fair value(1)	$100,000
(1)Granted on the date of the Company’s 2024 Annual Meeting. These RSUs become fully vested on the earlier of (i) the first anniversary of the grant date, (ii) the date of the next regularly scheduled annual meeting of stockholders of the Company after the grant date, or (iii) the first date that Mr. Travis is no longer serving as Chairperson (in such case on a pro-rated basis), and in each case, subject to earlier vesting in the event of death or total disability or upon termination of service in connection with a change of control of the Company.
Fiscal 2024 Director Compensation Table*
The following table summarizes the compensation paid to, awarded to, or earned by each individual who served as a non-associate director of the Company at any time during Fiscal 2024 for service on the Board.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)

Kerrii B. Anderson	145,000	150,025	295,025
Andrew Clarke(2)	38,805	—	38,805
Susie Coulter(3)	113,070	150,025	263,095
Sarah M. Gallagher(2)	37,500	—	37,500
James A. Goldman	130,000	150,025	280,025
Helen E. McCluskey	147,500	150,025	297,525
Arturo Nuñez	104,210	150,025	254,235
Kenneth B. Robinson	117,500	150,025	267,525
Nigel Travis(2)	205,000	250,042	455,042
Helen Vaid	92,500	150,025	242,525
*The aggregate value of the perquisites and other personal benefits received by each of the individuals named in this table for Fiscal 2024 was less than $10,000 and is not included in this table.
(1)Fran Horowitz is not included in the table above since, as an officer of the Company, she receives no compensation for her services as a director of the Company. Ms. Horowitz’s compensation is reflected in the “Fiscal 2024 Summary Compensation Table” beginning on page 52 of this Proxy Statement.
(2)Each of the current non-associate directors then serving was granted an award of RSUs covering 780 shares of Common Stock on June 12, 2024, the date of the 2024 Annual Meeting. The amount of $150,025 included in the total amount shown in this column for each of those directors is reported using the grant date fair value of the award, as computed in accordance with GAAP, of $192.34 per RSU, based upon the closing price of the Company’s Common Stock on the grant date ($192.34) and adjusted for anticipated dividend payments during the one-year vesting period. See “Note 13. Share-Based Compensation” of the Notes to Consolidated Financial Statements included within “ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of our Fiscal 2024 Form 10-K for the assumptions used in calculating the amounts shown and information regarding the Company’s share-based compensation. Each award of RSUs granted on the date of the 2024 Annual Meeting remained outstanding at February 1, 2025. Ms. Gallagher was not granted an award of RSUs since she resigned from service as a director of the Company effective on the date of the 2024 Annual Meeting. Mr. Clarke was not granted an award of RSUs since he was not yet serving as a director of the Company on the date of the 2024 Annual Meeting.
In connection with his service as Chairperson of the Board, on June 12, 2024, the date of the 2024 Annual Meeting, Mr. Travis was granted RSUs covering an additional 520 shares of Common Stock. The amount of $100,017 included in the total amount shown in this column for Mr.

2025 Proxy Statement	33	Abercrombie & Fitch Co.

COMPENSATION OF DIRECTORS
Travis is reported using the grant date fair value of the award, as computed in accordance with GAAP, of $192.34 per RSU, based upon the closing price of the Company’s Common Stock on the grant date ($192.34) and adjusted for anticipated dividend payments during the vesting period. See “Note 13. Share-Based Compensation” of the Notes to Consolidated Financial Statements included within “ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of our Fiscal 2024 Form 10-K for the assumptions used in calculating the amount shown and information regarding the Company’s share-based compensation. This award of RSUs granted to Mr. Travis on the date of the 2024 Annual Meeting remained outstanding at February 1, 2025.
The aggregate number of RSUs outstanding as of February 1, 2025 held by each individual who served as a non-associate director of the Company at any time during Fiscal 2024 is provided under the table captioned “Directors’ Outstanding RSUs” below.
(3)Ms. Coulter deferred her entire Fiscal 2024 cash retainer pursuant to the Directors’ Deferred Compensation Plan. The deferred portion of Ms. Coulter’s retainer is included in the amount shown in the “Fees Earned or Paid in Cash” column.

Directors’ Outstanding RSUs
The following table summarizes outstanding RSUs as of February 1, 2025 held by each individual who served as a non-associate director of the Company at any time during Fiscal 2024.

Name(1)	Number of Outstanding RSUs

Kerrii B. Anderson	780
Andrew Clarke	—
Susie Coulter	780
Sarah M. Gallagher	—
James A. Goldman	780
Helen E. McCluskey	780
Arturo Nuñez	780
Kenneth B. Robinson	780
Nigel Travis	1,300
Helen Vaid	780
(1)Fran Horowitz is not included in the table above since, as an officer of the Company, she receives no compensation for her services as a director of the Company. Ms. Horowitz’s compensation is reflected in the “Fiscal 2024 Summary Compensation Table” beginning on page 52 of this Proxy Statement.

Abercrombie & Fitch Co.	34	2025 Proxy Statement

PROPOSAL 2
Advisory Vote to Approve Fiscal 2024 Named Executive Officer Compensation
We are asking stockholders to approve, on a non-binding, advisory basis, the Fiscal 2024 compensation paid to our named executive officers as reported in this Proxy Statement.
We urge stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement beginning on page 36, which describes in more detail how our executive compensation policies and procedures are designed to align our compensation objectives with our financial goals and the creation of long-term stockholder value, as well as how and why our Compensation Committee made its executive compensation decisions for Fiscal 2024 and beyond. We also encourage stockholders to review the “Fiscal 2024 Summary Compensation Table” beginning on page 52 of this Proxy Statement and the related compensation tables, notes, and narrative, which provide detailed information on the compensation of our named executive officers.
In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as implemented by Rule 14a-21(a) under the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following non-binding advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of Abercrombie & Fitch Co. (the “Company”) approve, on a non-binding, advisory basis, the Fiscal 2024 compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Fiscal 2024 Summary Compensation Table, and the related compensation tables, notes, and narrative in the Proxy Statement for the Company’s 2025 Annual Meeting of Stockholders.
This advisory resolution, commonly referred to as a “Say on Pay” vote, is non-binding on the Board. Although non-binding, the Board and our Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation programs for Fiscal 2026 and future years. The Board’s current policy is to include a Say on Pay Vote as an agenda item for each annual meeting of stockholders. Unless the Board modifies its policy, the next Say on Pay Vote will be held at our 2026 Annual Meeting of Stockholders, and the next Say on Frequency Vote will be held at our 2029 Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT	Our Compensation and Human Capital Committee and the full Board unanimously recommend that you vote FOR approval, on an advisory basis, of the Fiscal 2024 compensation of our named executive officers.

2025 Proxy Statement	35	Abercrombie & Fitch Co.

Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides important information on our executive compensation programs and on the amounts shown in the executive compensation tables that follow. In this Proxy Statement, the term “named executive officers” or “NEOs” means the individuals named in the table below.

NEO	Position

Fran Horowitz	Chief Executive Officer
Scott D. Lipesky(1)	Executive Vice President, Chief Operating Officer (and former Chief Financial Officer)
Robert J. Ball(2)	Senior Vice President, Chief Financial Officer
Samir Desai	Executive Vice President, Chief Digital and Technology Officer
Gregory J. Henchel	Executive Vice President, General Counsel and Corporate Secretary
Jay Rust	Executive Vice President, Head of Human Resources
(1)Mr. Lipesky served as Chief Financial Officer until Mr. Ball’s appointment on November 20, 2024 (the “CFO Appointment Date”). Following the CFO Appointment Date, Mr. Lipesky continued to serve as the Company’s Executive Vice President, Chief Operating Officer.
(2)Mr. Ball was appointed Chief Financial Officer on the CFO Appointment Date. Prior to that, he served as the Company’s Senior Vice President of Corporate Finance, Investor Relations, and Treasury.
EXECUTIVE SUMMARY

Fiscal 2024 Financial Results
In Fiscal 2024, we delivered top-tier financial results in our industry. We achieved top-line growth across regions and brands, reaching our highest annual sales level in our history. On profitability, we set a record for our best annual operating income in our Company history. Fiscal 2024 results included:
•Net sales of $4.95 billion, up 16% from Fiscal 2023;
•Operating income of $741 million; and
•Operating margin of 15%.
Our strong Fiscal 2024 financial results surpassed the Always Forward Plan 2025 net sales and operating margin targets that we unveiled at our June 2022 Investor Day. We also continued to make meaningful progress on the key initiatives under each of the pillars of our 2025 Always Forward Plan: executing global growth plans, accelerating an enterprise-wide digital revolution, and operating with financial discipline. We kept our growth mindset in focus as both Abercrombie brands and Hollister brands grew net sales by double digits, and we continued to invest in our local teams and capabilities in our EMEA and APAC regions, ending the year with each of our regions contributing to sales growth. While achieving our strong financial results, we maintained financial discipline and further strengthened our balance sheet. Driven by the passion and agility of our world-class team executing our global playbooks, we achieved our Fiscal 2024 goal of delivering another year of sustainable, profitable growth.

Abercrombie & Fitch Co.	36	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
“Say on Pay” Results and Stockholder Feedback
Each year, we hold an advisory vote to approve the compensation of our named executive officers (our “Say on Pay” vote). The Committee reviews and considers the outcome of the “Say on Pay” vote and also considers any feedback from stockholders and the investment community on our NEO compensation program and our compensation practices. Our approach to executive compensation has driven high levels of support for our “Say on Pay” proposal over the past several years, with 97.1% of stockholder votes cast for the approval of our Fiscal 2023 NEO compensation program at the 2024 Annual Meeting. In light of our stockholders’ continued strong support for our executive compensation program, no changes were made as a result of the “Say on Pay” vote at the 2024 Annual Meeting.

Percentage of votes cast in favor of our Fiscal 2023 NEO compensation at the 2024 Annual Meeting	97.1%
Fiscal 2024 Compensation Program Elements
The following table summarizes the compensation elements provided for our NEOs in Fiscal 2024:

Element	Purpose	Metric

Base Salary	Fixed annual cash compensation to attract and retain executive officers	Established after review of base salaries for executive officers at companies in our compensation peer group and the performance of each of our NEOs
Annual Cash Incentive Program	Performance-based variable pay that delivers cash incentives when the Company meets or exceeds key financial results
Based on an assessment of Adjusted EBIT(1) (weighted at 70%) and Net Sales on a constant currency basis (“Constant Currency Net Sales”)(1) (weighted at 30%) against pre-established goals (with performance measured on a seasonal basis, meaning that goals are weighted 40% for Spring and 60% for Fall)

Long-Term Equity Incentive Awards	Performance-based and time-based equity compensation to reward our executive officers for a balanced combination of the Company meeting or exceeding key financial results and creating long-term stockholder value
50% performance-based PSAs that measure a three-year period spanning Fiscal 2024 to Fiscal 2026 and are based on the following metrics and weightings:
•33.33% on Avg. Net Sales Growth Rate
•33.33% on Avg. Adjusted EBIT Margin(1)
•33.34% on Relative TSR

50% time-based RSUs that vest in equal installments over three years from the grant date

(1)These are non-GAAP measures. Please refer to Appendix A to this Proxy Statement for additional detail on these performance metrics.

Compensation Program Changes in Fiscal 2024 and Fiscal 2025
In order to better align the annual cash incentive program with business shifts yielding a more profitable and higher-volume Spring season relative to past Spring seasons, as well as to provide for more balance between selling seasons, the Committee adjusted the seasonal weighting for the Fiscal 2024 annual cash incentive program. The Committee adjusted the seasonal weighting to 40% for Spring and 60% for Fall, from 30% and 70% in Fiscal 2023, respectively.

Annual Incentive Seasonal Weightings	Fiscal 2023 Design	Fiscal 2024 Design

Spring	30%	40%
Fall	70%	60%
The Committee determined not to make any changes to the long-term equity incentive program for Fiscal 2024 or Fiscal 2025 as the Committee believes that the existing metrics are appropriately balanced for long-term Company performance and stockholder alignment.

2025 Proxy Statement	37	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS
The following table summarizes our incentive-based compensation programs for Fiscal 2023, 2024, and 2025.

Program	Feature	Fiscal 2023 Design	Fiscal 2024 Design	Fiscal 2025 Design

Annual Cash Incentive Program	Metric	Adjusted EBIT (70%) Constant Currency Net Sales (30%)	Adjusted EBIT (70%) Constant Currency Net Sales (30%)	Adjusted EBIT (70%) Constant Currency Net Sales (30%)
	Seasonal Weighting	30% Spring 70% Fall	40% Spring 60% Fall	40% Spring 60% Fall
Long-Term Equity Incentive Awards	Vehicle Mix	PSAs (50%) RSUs (50%)	PSAs (50%) RSUs (50%)	PSAs (50%) RSUs (50%)
	Equally-Weighted PSA Metrics	Avg. Net Sales Growth Rate Avg. Adjusted EBIT Margin Relative TSR	Avg. Net Sales Growth Rate Avg. Adjusted EBIT Margin Relative TSR	Avg. Net Sales Growth Rate Avg. Adjusted EBIT Margin Relative TSR
	TSR Comparators	Compensation peer group	Compensation peer group(1)	Compensation peer group
(1)Refer to page 47 for the Company’s compensation peer group for Fiscal 2024.

Pay-for-Performance Culture and Summary of Fiscal 2024 Results
We are committed to aligning the outcomes of our executive officers’ compensation with the Company’s financial performance. The majority of each NEO’s total compensation opportunity is variable or at-risk, as it is contingent upon our financial performance and/or appreciation in the market price of our Common Stock. We believe the Company’s pay-for-performance culture is evidenced by the portion of variable or at-risk pay ultimately realized by our NEOs for Fiscal 2024 performance, as described below.

Percentage of CEO’s compensation that was variable or at-risk in Fiscal 2024(1)	90%
Percentage of other NEOs’ compensation (on average) that was variable or at-risk in Fiscal 2024(1)	72%
(1) Values based on total target compensation as in effect at year-end of Fiscal 2024.

Summary of Fiscal 2024 Annual Cash Incentive Program
As discussed above, the Committee adjusted the seasonal weighting for the Fiscal 2024 annual cash incentive program to be 40% for Spring and 60% for Fall. This seasonal design allows the Committee to establish performance targets that align to the seasonal nature of our business and, as appropriate, that correspond to an updated mid-year budget.
In February 2024, the Committee approved rigorous Spring season performance targets and established preliminary performance targets for the Fall season. In August 2024, the Committee again reviewed the preliminary Fall season goals and approved them as the final Fall season performance targets. Exceptional performance on both the Adjusted EBIT and Constant Currency Net Sales metrics resulted in payouts at maximum for the Spring performance season and near maximum for the Fall performance season. The Company delivered annual sales of $4.95 billion in Fiscal 2024.
The above-described performance resulted in a total payout of 188% for the Fiscal 2024 annual cash incentive program, as follows:

Fiscal 2024 Annual Cash Incentive Program Achievement	Metric	Metric Payout %	Total Payout %

Spring (40% weighting)	Adjusted EBIT (70%)	200%	200%
	Constant Currency Net Sales (30%)	200%
Fall (60% weighting)	Adjusted EBIT (70%)	172%	180%
	Constant Currency Net Sales (30%)	200%
Weighted Average		188%

Our 2024 Annual Cash Incentive Plan, including adjustments to the Adjusted EBIT metric, is further described under the section captioned “Annual Cash Incentive Program” beginning on page 41 of this Proxy Statement.

Abercrombie & Fitch Co.	38	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Summary of Fiscal 2022 to Fiscal 2024 PSAs
In 2022, the Committee granted PSAs to our NEOs who were serving as executive officers at the time of the grant based on equally-weighted achievement of Average Net Sales Growth Rate, Average Adjusted EBIT Margin, and Relative TSR over the three-year performance period that concluded in Fiscal 2024.
•Strong long-term performance execution over the performance period drove share price performance that resulted in Relative TSR at the 100th percentile.
•Robust financial performance also drove a maximum payout with Avg. Net Sales Growth Rate of 5.1% exceeding the pre-established target (2.0%) and maximum (4.0%).
•Average Adjusted EBIT Margin was achieved at 9.9%, which surpassed the target (8.0%).

Fiscal 2022 to Fiscal 2024 PSA Achievement

Avg. Net Sales Growth Rate (33.33% weighting)	200%
Avg. Adjusted EBIT Margin (33.33% weighting)	175%
Relative TSR vs. Compensation Peer Group (33.34% weighting)	200%
Weighted Average	192%

Outstanding PSAs
Strong long-term performance execution has also driven positive trending performance for our PSAs granted in Fiscal 2023 and Fiscal 2024, each of which have three-year performance periods. A summary of trending performance (as of the end of Fiscal 2024) for the PSAs granted in Fiscal 2023 and Fiscal 2024 is shown below:

Trending Performance of Outstanding PSA Cycles

Performance Period	Avg. Net Sales Growth Rate Tranche(1)	Avg. Adjusted EBIT Margin Tranche	Relative TSR Tranche
Fiscal 2023 to Fiscal 2025	At maximum	At maximum	At maximum
Fiscal 2024 to Fiscal 2026	At maximum	At maximum	Approximately at target
(1)The Avg. Net Sales Growth Rate performance metric will be measured based on the straight three-year average of the growth rate in GAAP Net Sales in each of the fiscal years during the three-year performance period, in each case calculated in comparison to the Fiscal 2022 GAAP Net Sales for the Fiscal 2023 to Fiscal 2025 performance period and to the Fiscal 2023 GAAP Net Sales for the Fiscal 2024 to Fiscal 2026 performance period, where GAAP Net Sales reflects net sales as reported in the Company’s consolidated financial statements in accordance with GAAP as in effect on the grant date of the award.
COMPENSATION STRUCTURE AND HIGHLIGHTS

Key Objectives of the Compensation Program
We operate in a fast-paced and highly-competitive specialty retail environment that continues to experience transformational disruption. To be successful, we must attract and retain key creative and management talents who thrive in this environment. We set high goals and expect superior performance from all of our associates, and in particular, we demand excellence of our executive team. We design the structure of the executive compensation program to support this culture, encourage a high degree of teamwork, and reward individuals for achieving challenging financial and operational objectives that we believe lead to the creation of sustained, long-term stockholder value. As such, the primary objectives of our executive compensation and benefit programs are to:

✓	✓	✓
Drive high performance to achieve financial goals and create long-term stockholder value	Reflect our strong team-based culture	Provide compensation opportunities that are competitive with those offered by similar specialty retailers and other companies that we compete with for high caliber executive talent

2025 Proxy Statement	39	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Program Best Practices
The following compensation decisions and practices demonstrate how the Company’s executive compensation program reflects best practices and reinforces the Company’s culture and values:

✓	Practices We Employ

✓	Emphasis on At-Risk Pay
For NEOs, the majority of their total compensation opportunity is contingent upon our financial performance and/or appreciation in the market price of our Common Stock.

✓	Rigorous Performance Metrics
Our annual cash incentive payouts and PSAs are earned based on us meeting challenging financial goals. Fiscal 2024 annual cash incentive payouts were based on seasonal Adjusted EBIT and Constant Currency Net Sales results and Fiscal 2022 to Fiscal 2024 PSAs were based on Avg. Net Sales Growth, Avg. Adjusted EBIT Margin, and Relative TSR over a three-year period (with the Relative TSR target set at the 55th percentile versus the compensation peer group).

✓	Robust Stock Ownership Guidelines
Executive officers and directors are subject to stock ownership guidelines that align their long-term financial interests with those of our stockholders.

✓	Incentive Compensation Clawback Policy
Enforce our incentive compensation clawback polices as described in more detail below under “Clawback Policy.”

✓	Benchmark NEO Pay Against a Compensation Peer Group
The Committee reviews external market data when making compensation decisions and annually reviews our peer group with its independent compensation consultant.

✓	Committee Retains an Independent Compensation Consultant
The Committee retains an independent compensation consultant to provide executive and director compensation consulting and advisory services. The only services that the independent compensation consultant performs for us are at the direction of the Committee.

✓	Annual “Say on Pay” Vote
We seek an annual non-binding advisory vote from our stockholders to approve our executive compensation programs.

✓	Conservative Compensation Risk Profile
We review our compensation programs on an annual basis. Our performance-based executive compensation program, coupled with our stock ownership guidelines and clawback provisions, aligns the interests of our NEOs with those of our stockholders by incentivizing long-term superior performance without encouraging excessive or unnecessary risk-taking.

✓	Double-Trigger Equity Vesting in Event of a Change of Control
Double-trigger change of control provisions that limit acceleration of equity in a change-in-control unless the NEO is also terminated without cause.

X	Practices We Avoid

X	Excise Tax Gross-Up Payments
None of the NEOs are entitled to gross-up payments in the event that any payments or benefits provided to the NEO by us are subject to the golden parachute excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.

X	Derivatives or Hedging of Equity Securities
We prohibit associates (including the NEOs) and directors from engaging in hedging transactions with respect to any equity securities of the Company held by them.

X	Pledging of Equity Securities
We prohibit associates (including the NEOs) and directors from pledging any equity securities of the Company held by them.

X	Liberal Stock Option or SAR Recycling Provisions
No liberal share recycling of shares of Common Stock withheld by the Company (or tendered by an associate) to cover taxes related to stock options or SARs.

X	Multi-Year Employment Agreements with NEOs
We do not have employment agreements with any of our NEOs that guarantee employment.

X	Modification of Out-of-the-Money Stock Options or SARs
We prohibit “repricing” of stock options or SARs and any other modification of out-of-the-money awards without stockholder approval.

X	Dividend Equivalents on Certain Equity Awards
We do not pay dividend equivalents on stock options and unvested RSUs.

Abercrombie & Fitch Co.	40	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
BASE SALARY

We provide a base salary to each NEO to deliver a fixed component of compensation that reflects the NEO’s position and responsibilities. The Committee reviews the base salaries of our NEOs annually in the first quarter of the fiscal year, with additional reviews occurring on an as-needed basis upon significant changes to an individual’s role or responsibilities. The Committee determines NEOs’ base salaries based on a number of factors, including each individual’s current base salary, job responsibilities, internal pay equity considerations, impact on development and achievement of business strategy, labor market compensation data, individual performance relative to job requirements, the Company’s ability to attract and retain critical executive officers, and base salaries for comparable positions within a compensation peer group. The Committee established Fiscal 2024 base salaries after considering market data published by the companies in the peer group described below and surveys published by Equilar.
For Fiscal 2024, the Committee approved increases to the base salaries ranging from 1.6% to 3.7% for the NEOs included in the table below. Base salaries for such NEOs in effect at the end of Fiscal 2023 and Fiscal 2024 are reflected in the table below.

NEO(1)	Fiscal 2023 Base Salary	Fiscal 2024 Base Salary	Percent Change

Fran Horowitz	$1,350,000	$1,400,000	3.7%
Scott D. Lipesky	$800,000	$825,000	3.1%
Samir Desai	$700,000	$725,000	3.6%
Gregory J. Henchel	$640,000	$650,000	1.6%
(1)The Committee approved base salaries for Messrs. Ball and Rust, each of whom became a named executive officer in Fiscal 2024, as reflected in the table below.

NEO	Fiscal 2024 Base Salary

Robert J. Ball(a)	$500,000
Jay Rust	$550,000
(a)Mr. Ball was appointed CFO on the CFO Appointment Date. The value shown for Fiscal 2024 represents Mr. Ball’s base salary in effect upon his promotion to CFO. Mr. Ball’s actual Fiscal 2024 salary was pro-rated, reflecting the portion of Fiscal 2024 that he served as Senior Vice President of Corporate Finance, Investor Relations, and Treasury and his service as CFO beginning on the CFO Appointment Date.

ANNUAL CASH INCENTIVE PROGRAM

Overview
We provide annual cash incentive award opportunities to certain of our eligible associates, including the NEOs, under the Amended and Restated Abercrombie & Fitch Co. Short-Term Cash Incentive Compensation Performance Plan (the “Short-Term Cash Incentive Plan”). As previously disclosed, effective March 10, 2024, the Board adopted and approved an amendment and restatement of the Short-Term Cash Incentive Plan in order to increase (i) the maximum potential target opportunity from 175% to 200% of base salary; and (ii) the maximum dollar amount that may be paid to any participant in any fiscal year from $5,000,000 to $6,500,000. These changes were adopted to ensure our continued ability to provide market competitive short-term cash incentive opportunities.
Each NEO is eligible to receive an award opportunity established as a percentage of base salary. Target amounts are determined commensurate with the NEO’s role with the Company, her or his performance, market pay data, and considerations of the competitiveness of her or his overall compensation package. The Committee approved annual incentive target opportunities as a percentage of base salary for the NEOs in March 2024, except for Mr. Ball, who was promoted to CFO in November 2024. The Committee approved an increase to Ms. Horowitz’s annual incentive target opportunity from 175% in Fiscal 2023 to 200% in Fiscal 2024 in recognition of her performance and to provide her with a market competitive compensation package based on peer market data.
Potential award opportunities and actual payouts for the NEOs in Fiscal 2024 are detailed below, and the cash incentive awards received by the NEOs are set forth in the “Fiscal 2024 Summary Compensation Table” beginning on page 52 of this Proxy Statement in the column captioned “Non-Equity Incentive Plan Compensation.”

2025 Proxy Statement	41	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS
Measurement of Annual Cash Incentive Program
As discussed above, the Committee adjusted the seasonal weighting for the annual cash incentive program to be 40% for Spring and 60% for Fall. The Committee seeks to establish threshold, target, and maximum goals for the annual cash incentive plan that are rigorous and reflect the underlying operating environment. At the beginning of Fiscal 2024, the Committee approved rigorous Spring season performance targets and established preliminary performance targets for the Fall season. In August 2024, the Committee again reviewed the preliminary Fall season goals and approved them as the final Fall season performance targets.
Fiscal 2024 Achievement
As detailed above, we delivered Adjusted EBIT and Constant Currency Net Sales performance during the Spring season that exceeded the maximum goals set by the Committee, resulting in payout at maximum for the Spring season (weighted 40%). With respect to the Fall season (weighted 60%), Constant Currency Net Sales performance exceeded the maximum goals and Adjusted EBIT performance was between target and maximum goals. Our Fiscal 2024 performance resulted in the following annual cash incentive program achievement:

Fiscal 2024 Goals and Achievement	Metric	Threshold ($MM)	Target ($MM)	Maximum ($MM)	Actual ($MM)	Payout Percentage	Total Payout Percentage

Spring 2024 (40% weighting)	Adjusted EBIT (70%)	110	174	238	342	200%	200%
	Constant Currency Net Sales (30%)	1,850	1,940	2,000	2,155	200%
Fall 2024 (60% weighting)	Adjusted EBIT (70%)	277	413	517	486	172%	180%
	Constant Currency Net Sales (30%)	2,425	2,560	2,700	2,794	200%
Weighted Average							188%
Adjustments to Adjusted EBIT for Fiscal 2024
The Committee’s objectives in administering the annual cash incentive program include ensuring that incentive awards are calculated on a comparable basis from year-to-year and that associates and management are incentivized and rewarded appropriately for performance within their control. With these objectives in mind, the Committee determined to exercise its discretion and approve certain adjustments in the calculation of the Adjusted EBIT performance metric for the Fiscal 2024 annual cash incentive program. Specifically, the Committee determined that certain litigation expenses in connection with legal proceedings against the Company and/or its former chief executive officer should be excluded from the calculation of Adjusted EBIT for Fiscal 2024 under the annual cash incentive program. The Committee made this determination both because the legal proceedings relate to matters outside of the current management’s control and in consideration of the roles and responsibilities of current management at the time the relevant events took place. While the excluded litigation expenses had a de minimis impact on Adjusted EBIT for Fiscal 2024, the Committee determined that the adjustment is consistent with its objective of ensuring that incentive awards are calculated on a comparable basis from year-to-year given the uncertain timeline associated with the resolution of such litigation. Excluding these litigation expenses from the calculation of Adjusted EBIT resulted in an increase in the payout percentage for all eligible associates (which includes the NEOs and a majority of our corporate associates) by approximately one percent. Refer to Appendix A to this Proxy Statement for additional detail on adjustments to this performance metric.
Determination of Fiscal 2024 NEO Award Amounts
Based on the factors described above, the Committee awarded the following payouts under the Short-Term Cash Incentive Plan for Fiscal 2024 performance:

NEO(1)	Fiscal 2024 Base Salary	Target Award (% of Base Salary)	Actual Payout (% of Target)	Actual Payout

Fran Horowitz	$1,400,000	200%	188%	$5,264,000
Scott D. Lipesky	$825,000	110%	188%	$1,706,100
Samir Desai	$725,000	100%	188%	$1,363,000
Gregory J. Henchel	$650,000	75%	188%	$916,500
Jay Rust	$550,000	75%	188%	$775,500
(1)Mr. Ball received a payout of $339,930 under the Short-Term Cash Incentive Plan for Fiscal 2024 performance. Consistent with standard Company practice, Mr. Ball’s Fiscal 2024 payout was based on his base salary and target in effect prior to his appointment as CFO. Beginning with Fiscal 2025, Mr. Ball’s target award under the Short-Term Cash Incentive Plan is 60% of his annual base salary.

Abercrombie & Fitch Co.	42	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
LONG-TERM EQUITY INCENTIVES

We provide long-term equity incentive awards to our NEOs to balance the short-term focus of the annual cash incentive program by tying a significant portion of total compensation to performance achieved by the Company over multi-year periods. While the annual cash incentive program rewards the NEOs for the achievement of annual financial goals, the long-term equity incentive awards encourage the NEOs to deliver long-term financial results and to create and sustain stockholder value over longer periods of time. The structure and design of our long-term equity incentive awards are designed to directly link the value of the awards granted to the NEOs with the Company’s long-term financial performance and increases in stockholder value.
Award Mix
In Fiscal 2024, the Committee granted long-term equity incentive awards to our NEOs in the form of PSAs (50%) and time-based RSUs (50%). The Committee believes it is important for at least half of long-term equity incentive opportunities to be based on achieving specific performance objectives.

Fiscal 2024 Long-Term Equity Incentive Award Mix

PSAs	50%
Time-based RSUs	50%
Fiscal 2024 Long-Term Equity Incentive Award Opportunities
Each NEO’s annual equity grant is determined based on her or his performance, market pay data, and considerations of the competitiveness of her or his overall compensation package. Based on these factors, for Fiscal 2024 the Committee determined to grant long-term equity incentive awards to the NEOs with the aggregate grant date fair value shown below.

NEO	2024 Target Long-Term Equity Incentive Award

Fran Horowitz	$9,550,040
Scott D. Lipesky	$2,500,173
Robert J. Ball	$500,083
Samir Desai	$1,750,049
Gregory J. Henchel	$900,101
Jay Rust	$750,124
Restricted Stock Units
Time-based RSUs were granted to the NEOs in the first quarter of Fiscal 2024 and, except with respect to Mr. Ball’s RSU grant, vest in annual equal installments over a three-year period, beginning on the first anniversary of the grant date, subject to continued employment. As the RSUs were granted prior to Mr. Ball’s appointment as CFO, his RSUs have a different vesting schedule from those granted to the other NEOs; Mr. Ball’s RSUs vest in annual equal installments over a four-year period, beginning on the first anniversary of the grant date, subject to continued employment.
Performance Share Award Measurement
The PSAs granted by the Committee in Fiscal 2024 measure a mix of sales growth (Average Net Sales Growth Rate), profitability (Average Adjusted EBIT Margin), and shareholder return performance (Relative Total Shareholder Return) over a three-year performance period spanning Fiscal 2024 to Fiscal 2026, as shown below. Consistent with Fiscal 2023, the Committee selected these metrics for Fiscal 2024 as they represent key areas of long-term strategic growth for the Company and align compensation with long-term stockholder value.

2025 Proxy Statement	43	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2024 to 2026 PSA Metrics	Weighting

Avg. Net Sales Growth Rate	33.33%
Avg. Adjusted EBIT Margin	33.33%
Relative TSR vs. compensation peer group	33.34%
In support of our pay-for-performance philosophy, the Committee sought to set aggressive goals for the Fiscal 2024 PSAs. In March 2024, the Committee set PSA metrics requiring that, in order to achieve a target payout, the Company must meet challenging sales growth and average Adjusted EBIT Margin targets, as well as three-year Relative TSR that exceeds the 55th percentile of the compensation peer group.
The Committee believes these challenging performance goals will further the execution of our operating playbook and, if achieved, will create value for our stockholders.
The number of PSAs earned will depend on the Company’s level of achievement with respect to each equally-weighted metric (Avg. Net Sales Growth Rate, Avg. Adjusted EBIT Margin, and Relative TSR performance), ranging from 25% of target for performance at threshold to 200% of target for performance at maximum. No PSAs will be earned if performance is below the threshold level of performance for all three metrics. If performance is between threshold and target or between target and maximum, the level of payout is determined through linear interpolation. To ensure that awards align pay for the NEOs with value creation for our stockholders, payout for the portion of the PSAs that measures Relative TSR performance is capped at target if absolute TSR is negative across the three-year performance period (even if relative performance versus our peers is above the target level).
In setting the performance targets, the Committee may consider any unusual circumstances that are likely to have a material impact on the PSA performance measures, taking into consideration input from the Committee’s independent advisors as well as the other independent directors and management of the Company. We repurchase shares of our Common Stock from time to time, dependent on market and business conditions, with the objectives of returning excess cash to stockholders and offsetting dilution from issuances of Common Stock associated with the vesting of RSUs that occur during the fiscal year. We do not believe that share repurchases have had a material impact on the level of achievement with respect to the Relative TSR performance measures associated with our PSA awards. Accordingly, the repurchases did not affect the Committee’s determination of the performance targets for awards granted under our long-term equity incentive programs or the determination of the achievement of such targets.
Completed and Outstanding Performance Share Award Cycles
The final measurement period for the Fiscal 2022 to Fiscal 2024 PSA cycle was completed as of the end of Fiscal 2024. A summary of the Average Net Sales Growth Rate, Average Adjusted EBIT Margin, and Relative TSR achievement and payout for the Fiscal 2022 to Fiscal 2024 PSAs is presented below:

Fiscal 2022 to Fiscal 2024 PSA Achievement	Threshold	Target	Maximum	Actual	Payout Percentage

Avg. Net Sales Growth Rate (33.33% weighting)	1.0%	2.0%	4.0%	5.1%	200%
Avg. Adjusted EBIT Margin (33.33% weighting)	6.0%	8.0%	10.5%	9.9%	175%
Relative TSR vs. Compensation Peer Group (33.34% weighting)	>30TH PERCENTILE	55TH PERCENTILE	80TH PERCENTILE	100TH PERCENTILE	200%
Weighted Average					192%
Performance periods associated with the outstanding Fiscal 2023 to Fiscal 2025 and Fiscal 2024 to Fiscal 2026 PSA cycles have not been completed. We will continue to evaluate performance for these awards based on the goals that were established at the time of grant. A summary of trending performance (as of the end of Fiscal 2024) for the Fiscal 2023 and Fiscal 2024 PSA grants is shown below:

Performance Period	Avg. Net Sales Growth Rate Tranche	Avg. Adjusted EBIT Margin Tranche	Relative TSR Tranche

Fiscal 2023 to Fiscal 2025	At maximum	At maximum	At maximum
Fiscal 2024 to Fiscal 2026	At maximum	At maximum	Approximately at target

Abercrombie & Fitch Co.	44	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
EQUITY GRANT POLICY AND PRACTICES

The Company does not currently grant new awards of stock options, stock appreciation rights (“SARs”), or similar option-like instruments. The Company, however, maintains the Abercrombie & Fitch Compensation Committee Equity Grant Policy (the “Grant Policy”), which governs all grants of performance-based and time-based restricted stock units to Company associates, including “Designated Officers” (which includes NEOs). The administration of PSA and RSU awards is managed by the Company’s human resources department with specific instructions related to the timing of grants given by the Committee. Pursuant to the Grant Policy, the Committee reviews and approves individual grants for the NEOs, as well as the total number of shares covered by PSAs and RSUs granted to all associates. Among other things, the Grant Policy generally provides that PSAs and RSUs are granted pursuant to a predetermined schedule throughout the year to avoid the practice of timing grants to take advantage of the release of material, non-public information that could impact the value of executive compensation. In particular, with respect to Designated Officers, the Grant Policy provides that, unless specified otherwise by the Committee, grant effective dates are as follows: (i) for annual awards, the effective date of grant is the date of the Committee’s regular meeting during the first quarter at which such annual awards are approved; (ii) for quarterly awards approved by the Committee outside of the annual grant cycle during regularly scheduled quarterly Committee meetings, the effective date of grant is the later of (a) the grantee’s start or promotion date or (b) the second business day after the upcoming earnings release; and (iii) for off-cycle awards approved by the Committee outside of the annual and quarterly grant cycles, the effective date of grant is the later of (a) the grantee’s start date or promotion date or (b) the date of Committee approval. Additionally, the Grant Policy provides that the effective date of a grant may not precede the Committee’s approval date of a given award.
BENEFITS

As associates of the Company, the NEOs are eligible to participate in all of the broad-based Company-sponsored benefits programs on the same basis as other full-time associates.
In addition to the qualified Abercrombie & Fitch Co. Savings and Retirement Plan (the “401(k) Plan”), we have a nonqualified deferred compensation plan, the Abercrombie & Fitch Nonqualified Savings and Supplemental Retirement Plan (the “NSSR Plan”), which allows eligible associates to defer a portion of their compensation over and above the Internal Revenue Service (“IRS”) limits imposed on the 401(k) Plan. The NSSR Plan is competitive with members of our compensation peer group and other companies with which we compete for talent. Our NSSR Plan is further described, and Company contributions and the individual account balances for the NEOs are disclosed, under the section captioned “Nonqualified Deferred Compensation” beginning on page 58 of this Proxy Statement. The Company does not currently provide matching contributions to NSSR Plan participants.
We offer a life insurance benefit for all full-time associates in the United States. In Fiscal 2024, for associates below Vice President, the benefit was equal to 1x base salary, up to a maximum of $1,000,000, and for Vice Presidents and above, the benefit was equal to 2x base salary, up to a maximum of $2,000,000.
We offer a long-term disability benefit to all full-time associates in the United States, which covers 60% of base salary for the disability period. In addition, we offer an Executive Long-Term Disability Plan for select associate levels and all associates earning over $200,000 in base salary that covers a target replacement of 70% of total compensation up to a maximum monthly benefit of $7,500.
We generally do not offer perquisites to our executive officers that are not widely available to all full-time associates. In Fiscal 2024, we provided one of our NEOs with a stipend for commuting and housing costs, as reflected in the Summary Compensation Table.

2025 Proxy Statement	45	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS
PROCESS OF OUR COMPENSATION AND HUMAN CAPITAL COMMITTEE

Decisions regarding the compensation of the NEOs are made by the Committee, which considers input from the Committee’s independent advisors, as well as the other independent directors and management of the Company. Our Chairperson of the Board also provides input (in his capacity as a director) with respect to the recommended compensation of the NEOs. The Committee often requests certain Company executive officers to be present at Committee meetings where executive compensation and Company and individual performance are discussed and evaluated so they can provide input into the decision-making process. Executive officers may provide insight, suggestions, or recommendations regarding executive compensation during periods of general discussion, but do not provide input on their own compensation and are not present and do not have a vote when compensation actions are determined.
In Fiscal 2024, Semler Brossy Consulting Group, LLC (“Semler Brossy”) served as the Committee’s independent compensation consultant. Additionally, in Fiscal 2024, Gibson, Dunn & Crutcher LLP (“Gibson Dunn”) served as the Committee’s independent outside counsel. The only services that Semler Brossy and Gibson Dunn perform for the Company are at the direction of the Committee. Neither Semler Brossy nor Gibson Dunn provided any services to the Company in Fiscal 2024 other than executive and director compensation consulting and advisory services. In this regard, the Committee has adopted a policy regarding the use of outside compensation consultants that provides as follows:
“If the Committee retains a compensation consultant to provide advice, information and other services to the Committee relating to the compensation of the Company’s Chief Executive Officer, its officers identified in Rule 16a-1(f) under the Exchange Act, or its non-associate directors or other matters within the responsibility of the Committee, such consultant may only provide services to, or under the direction of, the Committee and is prohibited from providing any other services to the Company.”
The Committee has the right to terminate the services of the independent compensation consultant and the outside counsel at any time. While the Committee retains Semler Brossy and Gibson Dunn directly, Semler Brossy and Gibson Dunn interact with the Chairperson of our Board, the Company’s Head of Human Resources, and the Company’s General Counsel and their respective staffs in carrying out assignments in order to obtain compensation and performance data for the executive officers and the Company. In addition, the Committee’s advisors may, at their discretion, seek input and feedback from management of the Company regarding the advisors’ respective work product prior to presentation to the Committee in order to confirm information is accurate or address other similar issues. A representative from Semler Brossy is generally present at all Committee meetings and generally attends executive sessions of the Committee. Both Semler Brossy and Gibson Dunn provide independent perspectives on any management proposals. In Fiscal 2024, the Committee reviewed and considered the independence standards prescribed by the SEC and NYSE and determined that each of Semler Brossy and Gibson Dunn was independent, and their respective work did not raise any conflict of interest.

Abercrombie & Fitch Co.	46	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
SETTING EXECUTIVE COMPENSATION

Pay Level — Determination of the Appropriate Pay Opportunity
The Committee approves the pay levels of certain associates of the Company designated by the Committee, which includes each of the NEOs. Pay levels for these individuals are established based on a number of factors, including each individual’s role and responsibilities within the Company, current compensation, experience and expertise, pay levels in the competitive market for similar positions, internal pay equity relationships, and the performance of the individual and the Company as a whole. The Committee considers all elements of compensation and benefits when determining pay levels for the associates.
2024 Compensation Peer Group
The Company considers data from a compensation peer group to better understand market pay levels and competitive pay practices for the NEOs and non-associate directors. The Committee reviews the compensation peer group periodically and, where appropriate, adjusts the compensation peer group to ensure robust market comparisons.
The compensation peer group includes companies in the retail and apparel space of a comparable size. For purposes of determining comparable size, preference is given to revenue (as compared to market capitalization) given the ongoing volatility of market values in the retail sector. Additionally, we give preference to companies that are key talent competitors, have a mall-centric store strategy, have a significant e-commerce business, and have material international operations. At the time the compensation peer group was determined for Fiscal 2024, our revenues approximated the median of the compensation peer group.
In addition to the peer group companies’ public proxy statement-disclosed information, we also reference Equilar survey data for the compensation peer group companies that participate in Equilar’s surveys when establishing pay levels. For each of our NEOs for whom we consider Equilar survey data, we reference data for positions that have similar responsibilities to those of our NEOs.
The Committee reviewed the compensation peer group during Fiscal 2023 and determined to add Aritzia Inc. to the group for Fiscal 2024. No other changes were made to the Fiscal 2024 peer group. The peer retail companies used by the Committee in determining the “competitive market” with respect to Fiscal 2024 compensation decisions are included in the table below.

Fiscal 2024 Compensation Peer Group Companies

American Eagle Outfitters, Inc.	Express, Inc.	Ralph Lauren Corporation
Aritzia Inc.	Fossil Group, Inc.	Tapestry, Inc.
Capri Holdings Limited	Guess? Inc.	The Children's Place, Inc.
Carter's, Inc.	Levi Strauss & Co.	Urban Outfitters, Inc.
Chico's FAS, Inc.	lululemon athletica inc.	Victoria's Secret & Co.
In determining the peer group for Fiscal 2025, the Committee reviewed the compensation peer group during Fiscal 2024 and approved the removal of Chico’s FAS, Inc., Express, Inc., Fossil Group, Inc., and The Children’s Place, Inc. due to acquisition activity and weak performance. The Committee also approved the addition of Columbia Sportswear, Kontoor Brands, Inc., PVH Corp., Under Armour, and VF Corporation to the peer group for Fiscal 2025.

2025 Proxy Statement	47	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SEVERANCE AGREEMENTS AND CHANGE-IN-CONTROL BENEFITS

The Committee carefully considers the use and conditions of employment agreements. The Committee recognizes that, in certain circumstances, formal written employment agreements are necessary in order to successfully recruit and retain senior executive officers. Consistent with this approach, in connection with their commencement of employment with the Company, each of the NEOs entered into an offer letter with the Company that provided for certain benefits upon termination of employment and/or upon a change in control of the Company. The Committee believed that it was in the best interest of the Company to enter into these offer letters as a means of securing the employment of each of these individuals. Each of the NEOs has also entered into an executive severance agreement with the Company.
In addition, all associates who participate in the Company’s stock-based compensation plans, including the NEOs, are entitled to certain benefits in the event of termination due to death or disability or in connection with a change of control as set forth in the plan documents for the Company’s stock-based compensation plans. The terms and conditions of these arrangements are discussed in further detail in the section captioned “Potential Payments Upon Termination or Change of Control” beginning on page 59.
Discussion of the terms of the executive severance agreements appears later in this Proxy Statement in the section captioned “Potential Payments Upon Termination or Change of Control” beginning on page 59.

CLAWBACK POLICY

In Fiscal 2023, the Committee adopted an incentive compensation recoupment policy that complies with the rules required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the SEC, and the NYSE. This policy provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement.
In addition, our policy includes enhanced, voluntary provisions that apply to cash and equity-based incentive compensation (including time-based equity awards) paid to our executive officers. The Committee will determine if a cause-related clawback trigger exists and determine the amount of compensation that should be repaid or forfeited. The cause-related triggers are defined as:
•a material failure to comply with the policies and procedures of the Company;
•commission of a felony, willful misconduct, or breach of a fiduciary duty, in each case in connection with such executive officer’s services to the Company;
•commission of an act of fraud, embezzlement, or misappropriation with respect to the Company; or
•breach of any restrictive covenant to which such executive officer is subject pursuant to any employment agreement or applicable policy of the Company.
In addition, each of the plans pursuant to which annual and long-term incentive compensation is or will be paid to our executive officers (i.e., the Short-Term Cash Incentive Plan, the Abercrombie & Fitch Co. Long-Term Cash Incentive Compensation Performance Plan, and the Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates (the “2016 Associates LTIP”)) includes a stringent “clawback” provision, which allows us to seek repayment of any incentive amounts that were erroneously paid. Each of the plans provides that if (i) a participant (including one or more NEOs) has received payments under the plan pursuant to the achievement of a performance goal and (ii) the Committee determines that the earlier determination as to the achievement of the performance goal was based on incorrect data and in fact the performance goal had not been achieved or had been achieved to a lesser extent than originally determined and a portion of such payment would not have been made given the correct data, then such portion of any such payment made to the participant must be repaid by such participant to us, without any requirement of misconduct on the part of the participant. In addition, each of the above plans includes a clawback provision to allow the Committee to clawback payouts under additional circumstances and as permitted by applicable law, including pursuant to any clawback policies that may be adopted or implemented from time to time by the Board or the Committee.

Abercrombie & Fitch Co.	48	2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
STOCK OWNERSHIP GUIDELINES

The Board believes it is important that the executive officers and the directors have, and are recognized both internally and externally as having, long-term financial interests that are aligned with those of our stockholders.
Accordingly, the Board adopted stock ownership guidelines for all executive officers and directors effective as of November 12, 2009, which were recently amended to, among other changes, increase the required ownership for the Chief Executive Officer and the other executive officers effective as of February 26, 2025. We post the stock ownership guidelines on the “Corporate Governance” page of the corporate website at corporate.abercrombie.com.
Ownership multiples for NEOs and non-associate directors are:

Population	Multiple	Includes

Chief Executive Officer	6x current annual base salary
•Shares owned directly by the executive officer or director or her/his immediate family members in the same household
•Shares held in trust for the benefit of the executive officer or director or her/his immediate family members
•Unvested restricted stock or RSUs and shares obtained through the vesting of restricted stock or RSUs
•Shares credited to bookkeeping accounts pursuant to one of the deferred compensation plans

Other Executive Officers, including NEOs	3x current annual base salary
Non-Associate Directors	5x annual cash retainer
Until the applicable guideline is achieved, an executive officer is required to retain an amount equal to 50% of the net shares received as a result of the vesting of restricted stock or RSUs. “Net shares” for purposes of the guidelines are those shares that remain after shares are sold or netted to pay withholding or other taxes payable upon vesting of restricted stock or RSUs.
Failure to meet or, in unique circumstances, to show sustained progress toward meeting the stock ownership guidelines may be a factor considered by the Committee in determining future long-term incentive equity grants and/or appropriate levels of incentive compensation.
At the time of the Company’s Fiscal 2024 annual review of stock ownership compliance, all executive officers and non-associate directors either: (i) had satisfied their applicable guideline; (ii) were on track to satisfy their applicable guideline; or (iii) were otherwise compliant with the Company’s policies (i.e., were in compliance with the applicable retention requirement until such time that their ownership guideline is met).

TAX DEDUCTIBILITY OF COMPENSATION UNDER INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a tax deduction to publicly-held companies (such as the Company) for compensation paid to certain “covered employees” in excess of $1,000,000 per covered employee in any year.
Neither the Committee nor the full Board has adopted a formal policy regarding tax deductibility of compensation paid to the Company’s executive officers. While the Committee carefully considers the net cost and value to the Company of maintaining the deductibility of all compensation, it also desires the flexibility to reward the Company’s executive officers in a manner that enhances the Company’s ability to attract and retain individuals as well as to create longer term value for our stockholders. Thus, income tax deductibility is only one of several factors the Committee considers in making decisions regarding the Company’s executive compensation program. The Committee may authorize compensation that might not be deductible, if the Committee determines that such compensation decision is in the best interest of the Company.

2025 Proxy Statement	49	Abercrombie & Fitch Co.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION CONSIDERATIONS RELATED TO ACCOUNTING

When determining amounts of long-term equity incentive grants to executive officers and other associates, the Committee examines the accounting implications, including the grant date fair value of the award. Under GAAP, equity compensation associated with share-based payments is generally measured at the grant date fair value and recognized as expense as services rendered by the associate over the requisite service period.

Abercrombie & Fitch Co.	50	2025 Proxy Statement

Report of the Compensation and Human Capital Committee on Executive Compensation
Our Compensation and Human Capital Committee has reviewed the “Compensation Discussion and Analysis” section of this Proxy Statement and discussed it with management of the Company. Based on such review and discussion, our Compensation and Human Capital Committee recommended to the full Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Submitted by the Compensation and Human Capital Committee:
Helen E. McCluskey, Chair
Andrew Clarke
James A. Goldman
Helen Vaid

2025 Proxy Statement	51	Abercrombie & Fitch Co.

Executive Compensation Tables
FISCAL 2024 SUMMARY COMPENSATION TABLE

The table below summarizes the compensation paid to, awarded to, or earned by our NEOs for Fiscal 2024, Fiscal 2023, and Fiscal 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)(5)

Fran Horowitz	2024	1,392,308	—	10,344,160	5,264,000	—	35,842	17,036,310
Chief Executive Officer	2023	1,401,923	—	8,872,572	4,725,000	—	35,859	15,035,354
	2022	1,340,385	—	8,223,426	1,438,763	2,618	28,965	11,034,157
Scott D. Lipesky	2024	821,154	—	2,708,072	1,706,100	—	21,454	5,256,780
Executive Vice President, Chief Operating Officer (and former Chief Financial Officer)	2023	823,077	—	2,150,921	1,704,528	—	20,521	4,699,047
	2022	770,192	—	1,869,023	471,975	2,035	18,391	3,131,616
Robert J. Ball	2024	417,308	—	541,666	339,930	—	20,208	1,319,112
Senior Vice President, Chief Financial Officer
Samir Desai	2024	721,154	—	1,895,571	1,363,000	—	77,876	4,057,601
Executive Vice President, Chief Digital and Technology Officer	2023	696,154	—	2,150,921	1,400,000	—	100,047	4,347,122
	2022	670,192		1,441,788	411,075	—	54,687	2,577,742
Gregory J. Henchel	2024	648,462	—	974,947	916,500	—	6,646	2,546,555
Executive Vice President, General Counsel and Corporate Secretary	2023	659,808	—	752,862	960,000	—	6,820	2,379,490
	2022	612,115	—	694,247	280,901	—	6,447	1,593,710
Jay Rust	2024	542,308	—	812,500	775,500	—	16,933	2,147,241
Executive Vice President, Head of Human Resources
(1)The amounts shown in this column represent the grant date fair value of the PSAs and RSUs granted to each NEO, computed in accordance with FASB ASC Topic 718 using the assumptions described in “Note 13. Share-Based Compensation” of the Notes to the Consolidated Financial Statements included within “ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA” of our Fiscal 2024 Form 10-K. The actual number of PSAs and RSUs granted in Fiscal 2024 to each NEO is shown in the “Fiscal 2024 Grants of Plan-Based Awards” table on page 54 of this Proxy Statement.
Pursuant to applicable SEC rules, the amounts shown exclude the impact of estimated forfeitures related to time-based vesting conditions. The amounts reported in this column reflect the accounting cost for these awards and do not necessarily correspond to the actual economic value that may be received by the NEOs.

Abercrombie & Fitch Co.	52	2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES
The maximum grant date fair value related to the PSAs granted in Fiscal 2024 (the NEOs can earn from 0% to 200% of target) is as follows:

Name	Maximum Grant Date Fair Value ($)

Fran Horowitz	5,569,140
Scott D. Lipesky	1,457,985
Robert J. Ball	291,625
Samir Desai	1,020,547
Gregory J. Henchel	524,897
Jay Rust	437,438
(2)Consistent with standard Company practice, Mr. Ball’s Fiscal 2024 Short-Term Cash Incentive Plan payout was based on his base salary and target in effect prior to his appointment as CFO.
(3)The amounts shown in this column represent the above-market earnings on the NEOs’ respective NSSR Plan balances.
(4)The amounts shown in this column included the following for Fiscal 2024:

NEO	Company Contributions to 401(k) Plan ($)(a)	Life and Long-Term Disability Insurance Premiums Paid ($)(b)	Commuting/Housing Costs ($)(c)	Total ($)

Fran Horowitz	17,530	18,312	—	35,842
Scott D. Lipesky	18,195	3,259	—	21,454
Robert J. Ball	18,669	1,539	—	20,208
Samir Desai	894	1,982	75,000	77,876
Gregory J. Henchel	—	6,646	—	6,646
Jay Rust	15,635	1,298	—	16,933
(a)For each NEO, the amount shown in this column represents the aggregate amount of Company matching contributions to her or his accounts under the Company’s 401(k) Plan during Fiscal 2024.
(b)For each NEO, the amount shown in this column represents life and long-term disability insurance premiums paid for by the Company during Fiscal 2024.
(c)This amount reflects a stipend for commuting and housing costs, including airfare, ground transportation, and housing expenses for Mr. Desai, who commutes from his home to our headquarters in New Albany, Ohio.
(5)The amounts shown in this column for each fiscal year may differ from the sum of the amounts shown in the other columns for such fiscal year due to the rounding convention used.

2025 Proxy Statement	53	Abercrombie & Fitch Co.

EXECUTIVE COMPENSATION TABLES
FISCAL 2024 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value per Share of Stock Awards ($)	Grant Date Fair Value of Stock Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Fran Horowitz	Fiscal 2024	700,000	2,800,000	5,600,000
	3/12/2024							39,607	120.56	4,775,020
	3/12/2024				—	39,607	79,214		140.61	5,569,140
Scott D. Lipesky	Fiscal 2024	226,875	907,500	1,815,000
	3/12/2024							10,369	120.56	1,250,087
	3/12/2024				—	10,369	20,738		140.61	1,457,985
Robert J. Ball	Fiscal 2024	75,000	300,000	600,000
	3/12/2024							2,074	120.56	250,041
	3/12/2024				—	2,074	4,148		140.61	291,625
Samir Desai	Fiscal 2024	181,250	725,000	1,450,000
	3/12/2024							7,258	120.56	875,024
	3/12/2024				—	7,258	14,516		140.61	1,020,547
Gregory J. Henchel	Fiscal 2024	121,875	487,500	975,000
	3/12/2024							3,733	120.56	450,050
	3/12/2024				—	3,733	7,466		140.61	524,897
Jay Rust	Fiscal 2024	103,125	412,500	825,000
	3/12/2024							3,111	120.56	375,062
	3/12/2024				—	3,111	6,222		140.61	437,438
(1)These columns show the potential cash payouts under the Company’s Short-Term Cash Incentive Plan for Fiscal 2024. These estimated payouts reflect the full annualized amounts. Refer to the discussion beginning at page 41 of this Proxy Statement for the performance metrics related to the annual cash incentive program for Fiscal 2024. If threshold performance was not satisfied, then the payouts for all associates, including the NEOs, would be zero.
(2)Represents the threshold, target, and maximum number of PSAs granted under the Company’s 2016 Associates LTIP, which could be earned depending upon the Company’s achievement against the three-year performance metrics of Avg. Net Sales Growth Rate, Avg. Adjusted EBIT Margin, and Relative TSR compared to the compensation peer group.
(3)Represents the grant date fair value of the RSU or PSA, as appropriate. The grant date fair values for time-based RSUs and performance-based PSAs are calculated using the closing price of the Company’s Common Stock on the grant date. The grant date fair values for market-based PSAs are based on the probable outcome of the performance conditions and are calculated using a Monte Carlo simulation.

Abercrombie & Fitch Co.	54	2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES
OUTSTANDING EQUITY AWARDS AT FISCAL 2024 YEAR-END

	Stock Awards
Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Fran Horowitz	3/22/2022	40,017(3)	4,777,229
	3/22/2022	230,096(2)	27,468,860
	3/7/2023	96,968(3)	11,576,040
	3/7/2023			290,904(5)	34,728,120
	3/12/2024	39,607(3)	4,728,284
	3/12/2024			79,214(6)	9,456,567
Scott D. Lipesky	3/22/2022	9,095(3)	1,085,761
	3/22/2022	52,296(2)	6,243,096
	3/7/2023	23,508(3)	2,806,385
	3/7/2023			70,522(5)	8,418,916
	3/12/2024	10,369(3)	1,237,851
	3/12/2024			20,738(6)	2,475,702
Robert J. Ball	3/23/2021	669(4)	79,865
	3/22/2022	1,560(4)	186,233
	7/15/2022	1,995(3)	238,163
	3/7/2023	3,703(4)	442,064
	3/12/2024			4,148(6)	495,188
	3/12/2024	2,074(4)	247,594
Samir Desai	3/22/2022	7,016(3)	837,570
	3/22/2022	40,342(2)	4,816,028
	3/7/2023	23,508(3)	2,806,385
	3/7/2023			70,522(5)	8,418,916
	3/12/2024	7,258(3)	866,460
	3/12/2024			14,516(6)	1,732,920
Gregory J. Henchel	3/22/2022	3,379(3)	403,385
	3/22/2022	19,426(2)	2,319,076
	3/7/2023	8,228(3)	982,259
	3/7/2023			24,684(5)	2,946,776
	3/12/2024	3,733(3)	445,646
	3/12/2024			7,466(6)	891,291
Jay Rust	3/23/2021	944(4)	112,695
	3/22/2022	3,898(4)	465,343
	3/7/2023	5,878(3)	701,716
	3/7/2023			17,632(5)	2,104,908
	3/12/2024	3,111(3)	371,391
	3/12/2024			6,222(6)	742,782
See footnotes to the “Outstanding Equity Awards at Fiscal 2024 Year-End” table on the following page.

2025 Proxy Statement	55	Abercrombie & Fitch Co.

EXECUTIVE COMPENSATION TABLES
(1)Market value represents the product of the closing price of a share of the Company’s Common Stock on January 31, 2025 (the last business day of Fiscal 2024), which was $119.38, multiplied by the number of RSUs or PSAs.
(2)Each of these PSAs granted for the Fiscal 2022 through Fiscal 2024 performance period, which are deemed to be earned because the performance condition was achieved at the end of Fiscal 2024, are included in this column because the stock had not yet vested as of the last day of the fiscal year. The stock underlying the PSAs vested on March 31, 2025.
(3)Each of these RSU awards vests in three equal annual installments beginning on the first anniversary of the grant date, subject to the NEO’s continued employment with the Company.
(4)Each of these RSU awards vests in four equal annual installments beginning on the first anniversary of the grant date, subject to the NEO’s continued employment with the Company.
(5)The number shown assumes that the PSAs granted for the Fiscal 2023 through Fiscal 2025 performance period will be earned at the maximum number based on the Company achieving the maximum metrics for Avg. Net Sales Growth Rate, Avg. Adjusted EBIT Margin, and Relative TSR.
(6)The number shown assumes that the PSAs granted for the Fiscal 2024 through Fiscal 2026 performance period will be earned at the maximum number based on the Company achieving the maximum metrics for Avg. Net Sales Growth Rate, Avg. Adjusted EBIT Margin, and Relative TSR. See the “Estimated Future Payouts under Equity Incentive Plan Awards” columns of the “Fiscal 2024 Grants of Plan-Based Awards” table on page 54 of this Proxy Statement for the threshold, target, and maximum numbers of PSAs that can be earned.

Abercrombie & Fitch Co.	56	2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES
FISCAL 2024 OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth the gross number of shares received, and the aggregate dollar value realized by, the NEOs in connection with the vesting of RSUs and PSAs during Fiscal 2024. No stock options or SARs were exercised by any of the NEOs during Fiscal 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)(3)

Fran Horowitz	339,052	44,247,113
Scott D. Lipesky	75,915	9,905,443
Robert J. Ball	7,003	959,563
Samir Desai	66,719	9,287,308
Gregory J. Henchel	29,519	3,852,077
Jay Rust	9,206	1,186,773
(1)The number of RSU and PSA shares shown reflects the gross number of shares received upon the vesting of RSUs and PSAs during Fiscal 2024. The number of shares earned in connection with the Fiscal 2021 through Fiscal 2023 PSAs are included in the table above because they vested on April 1, 2024. The number of shares earned in connection with the Fiscal 2022 through Fiscal 2024 PSAs appear in the “Outstanding Equity Awards at Fiscal 2024 Year-End” table on page 55 of this Proxy Statement as those awards did not vest until March 31, 2025.
(2)Value realized on the vesting of RSU/PSA awards is calculated by multiplying the number of shares of the Company’s Common Stock underlying the vested portion of each RSU/PSA award by the closing price of a share of Common Stock on the vesting date. The number of shares actually received by the NEOs on the vesting of RSU/PSA awards was reduced in each case by the withholding of shares to pay income taxes associated with the value realized on the vesting of the RSU/PSA awards, with the net number of shares received by each of the NEOs as follows:

NEO	Net Shares Received on Vesting

Fran Horowitz	186,983
Scott D. Lipesky	42,468
Robert J. Ball	4,739
Samir Desai	33,641
Gregory J. Henchel	16,261
Jay Rust	5,001
(3)The PSAs granted for the Fiscal 2021 through Fiscal 2023 performance period vested and were settled during Fiscal 2024 and the terms of the earning of the PSAs were reflected in the Proxy Statement for the 2024 Annual Meeting. Included within the total in the “Value Realized on Vesting” column above, the gross value realized upon vesting of the Fiscal 2021 through Fiscal 2023 PSAs for each NEO who received a grant of PSAs in Fiscal 2021 was $28,313,695 for Ms. Horowitz; $6,222,848 for Mr. Lipesky; $4,376,561 for Mr. Desai; and $2,489,139 for Mr. Henchel. Mr. Rust and Mr. Ball were not granted PSAs in Fiscal 2021.

2025 Proxy Statement	57	Abercrombie & Fitch Co.

EXECUTIVE COMPENSATION TABLES
NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Savings and Supplemental Retirement Plan
The Company maintains the Nonqualified Savings and Supplemental Retirement Plan for associates (the “NSSR Plan”), with participants generally at management levels and above, including the NEOs. The NSSR Plan allows a participant to defer up to 75% of base salary each year and up to 75% of cash payouts to be received by the participant under the Company’s Short-Term Cash Incentive Plan. The NSSR Plan allows for a variable earnings rate on participant account balances as determined by the committee that administers the NSSR Plan. The earnings rate for all account balances was fixed at 5% per annum for Fiscal 2024. Participants are 100% vested in their deferred contributions, and earnings on those contributions, at all times.
The following table provides information regarding the participation by the NEOs in the NSSR Plan.
Nonqualified Deferred Compensation for Fiscal 2024

Name	Executive Contributions in Fiscal 2024 ($)(1)	Aggregate Earnings in Fiscal 2024 ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance as of February 1, 2025 ($)(3)

Fran Horowitz	41,769	34,749	—	736,167
Scott D. Lipesky	193,331	42,211	—	1,045,737
Robert J. Ball	46,208	15,978	—	360,028
Samir Desai	—	—	—	—
Gregory J. Henchel	—	—	—	—
Jay Rust	—	4,301	—	88,359
(1)The amounts shown in this column reflect the base salary and Short-Term Cash Incentive Plan payouts for Fiscal 2024 that were deferred by NEOs participating in the NSSR Plan in Fiscal 2024. All amounts in this column are included in the “Salary” and/or the “Non-Equity Incentive Plan Compensation” column totals for Fiscal 2024 reported in the “Fiscal 2024 Summary Compensation Table” beginning on page 52 of this Proxy Statement.
(2)Nonqualified deferred compensation balances earn fixed rates of interest. The rate for all account balances was fixed at 5% per annum for Fiscal 2024, which was not above-market for purposes of the applicable SEC rules, and thus these amounts are not reported in the “Fiscal 2024 Summary Compensation Table” beginning on page 52 of this Proxy Statement.
(3)The following amounts are included in the balance as of February 1, 2025 and previously were reported as compensation to the NEOs in the Summary Compensation Tables for past fiscal years: (a) Ms. Horowitz – $597,915; (b) Mr. Lipesky – $849,172; (c) Mr. Ball – $46,208; (d) Mr. Desai – $0; (e) Mr. Rust – $0; and (f) Mr. Henchel – $0.

Payouts under the NSSR Plan are based on the participant’s election at the time of deferral and may be made in a single lump sum or in annual installments over a five-year or ten-year period. If there is no distribution election on file, the payment will be made in ten annual installments. Regardless of the election on file, if the participant terminates employment with the Company before retirement, dies, or becomes disabled, the benefit will be paid in a single lump sum. However, if the participant dies while receiving annual installments, the beneficiary will continue to receive the remaining installment payments. The committee that administers the NSSR Plan may permit hardship withdrawals from a participant’s account under the NSSR Plan in accordance with defined guidelines, including the Internal Revenue Service definition of an unforeseeable emergency.
Participants’ rights to receive their account balances from the Company are not secured or guaranteed. However, during the third quarter of Fiscal 2006, the Company established its Rabbi Trust, the purpose of which is to be a source of funds to match respective funding obligations to participants in the NSSR Plan and the Supplemental Executive Retirement Plan for the Company’s former CEO.
In the event of a change in control of the Company, the Board has the authority to terminate the NSSR Plan and accelerate the payment of the aggregate balance of each participant’s account.
The NSSR Plan is subject to requirements affecting deferred compensation under Section 409A of the Internal Revenue Code (“Section 409A”) and is being administered in compliance with the applicable regulations under Section 409A.

Abercrombie & Fitch Co.	58	2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Executive Severance Agreements
As discussed above, each of the NEOs has also entered into an executive severance agreement with Abercrombie & Fitch Management Co., a subsidiary of the Company (“A&F Management”):

•On May 10, 2017, A&F Management executed and entered into an executive severance agreement with Fran Horowitz (the “Horowitz Agreement”);
•Effective as of September 7, 2017, A&F Management executed and entered into an executive severance agreement with Scott D. Lipesky (the “Lipesky Agreement”);
•Effective as of September 13, 2018, A&F Management executed and entered into an executive severance agreement with Gregory J. Henchel (the “Henchel Agreement”);
•Effective as of May 24, 2021, A&F Management executed and entered into an executive severance agreement with Samir Desai (the “Desai Agreement”);
•On May 9, 2023, A&F Management executed and entered into an executive severance agreement with Joseph “Jay” Rust (the “Rust Agreement”); and
•On November 20, 2024, in connection with his appointment as CFO, A&F Management executed and entered into an executive severance agreement with Robert J. Ball (the “Ball Agreement” and, collectively with the Horowitz Agreement, the Lipesky Agreement, the Henchel Agreement, the Desai Agreement, and the Rust Agreement, the “Severance Agreements”).
The Severance Agreements (with the exception of the Ball Agreement) each have an initial two-year term, followed by automatic renewal on an annual basis, unless otherwise determined by the Company or the NEO by providing notice to the contrary at least 90 days prior to the date on which the additional term would have automatically begun; provided, however, that if a change of control (as defined in the Severance Agreements) occurs during the original term or an additional term, the term of the Severance Agreements will extend until the later of the expiration of the original term or the additional term, as applicable, or the 18-month anniversary of such change in control. The Ball Agreement will remain in effect until terminated by either party.
The Severance Agreements impose various restrictive covenants on the NEOs, including non-competition, non-solicitation, non-disparagement, and confidentiality covenants. The non-competition covenant prohibits the NEOs from engaging in certain activities with identified competitors of the Company during their employment and for a period of 12 months after the termination of their employment. The non-solicitation covenant prohibits the NEOs from engaging in certain solicitation activities during their employment and for a period of 24 months after the termination of their employment.
If the employment of an NEO terminates during the term of the NEO’s Severance Agreement, the Company will, in all cases, pay to the NEO all accrued but unpaid compensation earned by the NEO through the date of the NEO’s termination.
If the employment of an NEO is terminated by the Company without “cause” (as defined in the Severance Agreements) or by the NEO for “good reason” (as defined in the Severance Agreements) during the term (other than during the three months prior to, or the 18 months following, a change of control of the Company) and the NEO executes a release of claims acceptable to the Company:
•The Company will continue to pay the NEO’s base salary in bi-weekly installments for 18 months following the termination date;
•The Company will pay the NEO, at the time specified in the NEO’s Severance Agreement, a pro-rated portion of the NEO’s bonus under the short-term cash bonus plan of the Company in which the NEO would have been eligible to participate in the year of the NEO’s termination date, based on the Company’s actual performance during the applicable bonus period and the number of days in such bonus period that would have elapsed prior to the termination date;

2025 Proxy Statement	59	Abercrombie & Fitch Co.

EXECUTIVE COMPENSATION TABLES
•The Company will reimburse the NEO during the 18 months following the termination date for 100% of the monthly premium costs of continuation coverage under COBRA, subject to the NEO’s election of such coverage and satisfaction of the additional eligibility requirements set forth in the NEO’s Severance Agreement; and
•The outstanding equity awards held by the NEO will vest (if at all) in accordance with the terms of the NEO’s award agreements.
If the employment of an NEO is terminated by the Company without cause (other than as a result of the NEO’s death or disability) or by the NEO for good reason during the three months prior to, or the 18 months following, a change of control of the Company and the NEO executes a release of claims acceptable to the Company:
•In the case of Ms. Horowitz, the Company will continue to pay her base salary in bi-weekly installments for 18 months following the termination date;
•In the case of Mr. Lipesky, Mr. Desai, Mr. Henchel, Mr. Rust, and Mr. Ball, the Company will pay them, at the time specified in their respective Severance Agreements, a lump-sum amount equal to 18 months of their respective base salaries;
•The Company will pay the NEO, at the time specified in the NEO’s Severance Agreement, a lump-sum payment in an amount equal to 1.5 times the NEO’s target bonus opportunity under the Company’s short-term cash bonus plan in which the NEO would have been entitled to participate in respect to the Company’s fiscal year in which the termination date occurred;
•The Company will reimburse the NEO during the 18 months following the termination date for 100% of the monthly premium costs of continuation coverage under COBRA, subject to the NEO’s election of such coverage and satisfaction of the additional eligibility requirements set forth in the NEO’s Severance Agreement; and
•The outstanding equity awards held by the NEO will vest (if at all) in accordance with the terms of the NEO’s award agreements.
In the case of Ms. Horowitz, these change of control benefits will be provided in lieu of the amounts payable under her offer letter with respect to a “Change of Control.”
Other Arrangements
If the employment of an NEO is terminated by reason of the NEO’s disability, the NEO will be entitled to receive any benefits available under the Company’s long-term disability plan (if any). If the employment of an NEO is terminated by the Company for cause, by the NEO without good reason, or by reason of the NEO’s death or disability, the outstanding equity awards held by the NEO will vest (if at all) in accordance with the terms of the NEO’s award agreements. Our typical treatment of unvested equity awards upon various termination scenarios is captured in the table below (although individual equity awards may be subject to different treatment under their respective award agreements):

Award Type	Voluntary Resignation	Involuntary Termination (Without Cause)	Death/Disability	For Good Reason	Change of Control/ “Double-Trigger”

PSAs	Forfeited	Pro-Rated	Accelerated	Forfeited	Pro-Rated(1)
RSUs	Forfeited	Forfeited	Accelerated	Forfeited	Accelerated(2)
SARs	Forfeited	Forfeited	Accelerated	Forfeited	Accelerated(2)
(1)In the case of a “double-trigger” event, defined as an involuntary termination of employment without cause, within three months prior to or 18 months after a change of control (excluding voluntary resignation, retirement, and termination due to death or disability), outstanding PSAs with respect to which more than 50% of the performance period has elapsed as of the date of the change of control would be paid, on a pro-rated basis, based on the performance achieved by the Company through a date occurring within three months of the change of control, as determined by our Compensation Committee prior to the change of control.
Outstanding PSAs with respect to which less than 50% of the performance period has elapsed as of the date of the change of control would be paid, on a pro-rated basis, at the target level of achievement.
(2)In the case of a “double-trigger” event, defined as an involuntary termination of employment without cause, within three months prior to or 18 months after a change of control (excluding voluntary resignation, retirement, and termination due to death or disability), in addition to the benefits under the plans mentioned in the paragraph following this table, the vesting of outstanding RSUs held by the NEO would accelerate.

Abercrombie & Fitch Co.	60	2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES
Each NEO will receive the value of the NEO’s accrued benefits under the Company’s 401(k) Plan and the Company’s NSSR Plan in the event of any termination of employment (e.g., death, disability, termination by the Company with or without cause, or voluntary termination by the NEO).
The table below describes the approximate payments that would have been made to the NEOs pursuant to agreements, plans, or individual award agreements in effect on February 1, 2025, the last day of Fiscal 2024, in the event of the termination of employment of these NEOs under the circumstances described below, assuming such termination took place on February 1, 2025.

	Voluntary Resignation ($)	Involuntary Termination (Without Cause) ($)		Death (1)/ Disability (2) ($)		For Good Reason ($)	Change of Control/ Double-Trigger ($)

Fran Horowitz
Cash Severance(3)	—	7,364,000		—		7,364,000	6,300,000	⁽⁴⁾
Benefits Continuation(5)	—	50,205		—		50,205	50,205
Equity Value	—	53,846,862	⁽⁷⁾	92,735,100	⁽⁶⁾	—	74,928,415	⁽⁸⁾
Retirement Plan Value(9)	1,240,540	1,240,540		1,240,540		1,240,540	1,240,540
Total	1,240,540	62,501,607		93,975,640		8,654,745	82,519,160
Scott D. Lipesky
Cash Severance(3)	—	2,943,600		—		2,943,600	2,598,750	⁽⁴⁾
Benefits Continuation(5)	—	33,419		—		33,419	33,419
Equity Value	—	12,698,816		22,267,713		—	17,828,813
Retirement Plan Value(9)	1,407,408	1,407,408		1,407,408		1,407,408	1,407,408
Total	1,407,408	17,083,243		23,675,121		4,384,427	21,868,390
Robert J. Ball
Cash Severance(3)	—	1,089,930		—		1,089,930	1,200,000	⁽⁴⁾
Benefits Continuation(5)	—	30,838		—		30,838	30,838
Equity Value	—	165,063	⁽⁷⁾	1,689,108	⁽⁶⁾	—	1,358,982	⁽⁸⁾
Retirement Plan Value(9)	1,315,825	1,315,825		1,315,825		1,315,825	1,315,825
Total	1,315,825	2,601,656		3,004,933		2,436,593	3,905,645
Samir Desai
Cash Severance(3)	—	2,450,500		—		2,450,500	2,175,000	⁽⁴⁾
Benefits Continuation(5)	—	31,502		—		31,502	31,502
Equity Value	—	11,024,153		19,478,280		—	15,534,569
Retirement Plan Value(9)	166,955	166,955		166,955		166,955	166,955
Total	166,955	13,673,110		19,645,235		2,648,957	17,908,026
Gregory J. Henchel
Cash Severance(3)	—	1,891,500		—		1,891,500	1,706,250	⁽⁴⁾
Benefits Continuation(5)	—	24,726		—		24,726	24,726
Equity Value	—	4,586,947	⁽⁷⁾	7,988,432	⁽⁶⁾	—	6,418,236	⁽⁸⁾
Retirement Plan Value(9)	—	—		—		—	—
Total	—	6,503,173		7,988,432		1,916,226	8,149,212
Jay Rust
Cash Severance(3)	—	1,600,500		—		1,600,500	1,443,750	⁽⁴⁾
Benefits Continuation(5)	—	30,477		—		30,477	30,477
Equity Value	—	1,655,335	⁽⁷⁾	4,498,835	⁽⁶⁾	—	3,306,480	⁽⁸⁾
Retirement Plan Value(9)	802,518	802,518		802,518		802,518	802,518
Total	802,518	4,088,830		5,301,353		2,433,495	5,583,225
See footnotes to this table on the following page.

2025 Proxy Statement	61	Abercrombie & Fitch Co.

EXECUTIVE COMPENSATION TABLES

(1)Although not shown in the above table, the NEOs participate in the Company’s life insurance plan, which is generally available to all salaried associates. The plan pays out a multiple of base salary up to a maximum of $2,000,000. Under the provisions of the life insurance plan, if an NEO passed away, the NEO’s beneficiaries would receive $2,000,000. In addition, the Company maintains an accidental death and dismemberment plan for all salaried associates. If an NEO’s death were accidental as defined by the plan, the NEO’s beneficiaries would receive an additional $2,000,000.
(2)Although not shown in the above table, the NEOs also participate in the Company’s Long-Term Disability Plan, which is generally available to all full-time associates, and the Executive Long-Term Disability Plan, which is generally available to select associate levels and all salaried associates whose annual base salary is more than $200,000. The Company’s Long-Term Disability Plan and the Executive Long-Term Disability Plan would together pay an annual benefit of $330,000 for Ms. Horowitz and $240,000 for the remaining NEOs for the duration of the disability period.
(3)Under her or his Severance Agreement, if the employment of an NEO is terminated by the Company without cause or by an NEO for good reason, subject to the NEO executing an acceptable release of claims, the Company would be required to continue the NEO’s base salary for a period of 18 months. The Company would also be required to pay the NEO a pro-rated portion of the NEO’s annual cash incentive opportunity under the Short-Term Cash Incentive Plan (as in effect on February 1, 2025) based on actual performance in the year of termination, subject to the discretion of our Compensation Committee.
(4)Under her or his Severance Agreement, if the employment of an NEO is terminated by the Company without cause or by an NEO for good reason, during the three months prior to, or the 18 months following, a change of control, subject to the NEO executing an acceptable release of claims, the Company would be required, with respect to each NEO other than Ms. Horowitz, to pay the NEO a lump-sum payment equal to 18 months of the NEO’s base salary or, in the case of Ms. Horowitz, to continue to pay her base salary in bi-weekly installments for 18 months following the termination date. The Company would also be required to pay the NEO a lump-sum payment equal to 1.5 times the NEO’s target annual cash incentive opportunity under the Short-Term Cash Incentive Plan (as in effect on February 1, 2025).
(5)Under her or his Severance Agreement, the Company would be required to continue an NEO’s medical, dental, and other associate welfare benefits for a time period of 18 months, subject to the NEO’s election of such coverage and the additional eligibility requirements set forth in the NEO’s Severance Agreement.
(6)In the case of termination by reason of the NEO’s death or disability, the value of equity holdings relates to unvested RSUs and unearned PSAs at February 1, 2025 and is calculated as the sum of: (a) the product of (i) the number of unvested RSUs multiplied by (ii) $119.38 (the market price of the Company’s Common Stock as of January 31, 2025 (the last business day of Fiscal 2024)); plus (b) the product of (i) the number of unearned target PSAs multiplied by (ii) $119.38 (the market price of the Company’s Common Stock as of January 31, 2025 (the last business day of Fiscal 2024)).
(7)In the case of involuntary termination without cause, the value of equity holdings relates to unearned PSAs at February 1, 2025 and is calculated as the product of: (a) the number of pro-rated unearned target PSAs multiplied by (b) $119.38 (the market price of the Company’s Common Stock as of January 31, 2025 (the last business day of Fiscal 2024)).
(8)In the case of a “double-trigger” event, the value of equity holdings relates to unvested RSUs and unearned PSAs at February 1, 2025 and is calculated as the sum of: (a) the product of (i) the number of unvested RSUs multiplied by (ii) $119.38 (the market price of the Company’s Common Stock as of January 31, 2025 (the last business day of Fiscal 2024)) plus (b) the product of (i) the number of pro-rated unearned target PSAs multiplied by (ii) $119.38 (the market price of the Company’s Common Stock as of January 31, 2025 (the last business day of Fiscal 2024)).
(9)Represents the present value of the vested accumulated retirement benefits under the Company’s 401(k) Plan and the Company’s NSSR Plan.

Abercrombie & Fitch Co.	62	2025 Proxy Statement

Additional Compensation Information
CEO PAY RATIO

The following information about the relationship between the compensation of our associates and the compensation of Ms. Horowitz, our CEO, is provided in compliance with the requirements of Item 402(u) of Regulation S-K (“Item 402(u)”). In Fiscal 2024, the total compensation of our median-compensated associate, excluding Ms. Horowitz, was $2,531.
In identifying the median-compensated associate, we used the following methodology, which was identical to the steps we have taken since Fiscal 2017. We determined that, as of November 3, 2024, the first day of our fourth fiscal quarter in Fiscal 2024, our associate population was equal to 38,886 individuals globally. This number includes all individuals determined to be associates, whether full-time, part-time, or temporary as of that date.
Next, we identified the associate receiving the median amount of compensation in our associate population. To do this, we compared the amount of wages and other compensation received by each associate, other than Ms. Horowitz, as reflected in our payroll records and reported to the applicable taxing authority in each country from which we operate, for the calendar year ended December 31, 2024. Compensation values were not annualized for mid-year hires, as we do not use a “standard hour” staffing model in many of our operating jurisdictions. Compensation values for our foreign associates were converted to U.S. dollars by using the foreign currency exchange rate on December 31, 2024. The median-compensated associate we identified for Fiscal 2024 was a different associate from the one identified for Fiscal 2023. As required by Item 402(u), we measured our median associate’s annual total compensation for 2024 by adding together the same elements of compensation that are included in Ms. Horowitz’s total 2024 compensation, as reported in the “Fiscal 2024 Summary Compensation Table” (beginning on page 52 of this Proxy Statement). Ms. Horowitz’s total compensation for Fiscal 2024, as reported in the “Fiscal 2024 Summary Compensation Table,” was $17,036,310.
The resulting estimated ratio of the annual total compensation of Ms. Horowitz to the annual total compensation of our median-compensated associate was 6,731 to 1, which was calculated in a manner consistent with Item 402(u). As additional context, the significant majority of our global associate population work in our stores. As a result, the magnitude of our ratio is influenced by our store staffing model, which relies on a significant number of part-time associates, including temporary and seasonal associates. Many of our store associates balance their part-time schedules with other life commitments, such as education or family responsibilities. Our approach to store staffing provides the advantage of flexible, entry-level employment opportunities to such associates, including students (many of whom are among our core customer demographic). Our median associate for Fiscal 2024 is a part-time, hourly retail store associate who worked a variable schedule throughout the year.
Further, other public companies will use methods and assumptions that differ from those we have chosen, but that are appropriate for their circumstances. Therefore, it may be difficult, for this and other reasons, to compare our reported pay ratio to pay ratios reported by other companies.

2025 Proxy Statement	63	Abercrombie & Fitch Co.

ADDITIONAL COMPENSATION INFORMATION
PAY VERSUS PERFORMANCE

The following table and related disclosure below are provided in compliance with the requirements of Item 402(v) of Regulation S-K to summarize information regarding the relationship between “Compensation Actually Paid” (“CAP”) (as calculated under applicable SEC rules), for our Principal Executive Officer (PEO) and our non-PEO NEOs, on an average basis, and the Company’s financial performance for Fiscal 2024, Fiscal 2023, Fiscal 2022, Fiscal 2021, and Fiscal 2020.
The methodology for calculating amounts presented in the columns “CAP to PEO” (Compensation Actually Paid to PEO) and “Average CAP to Non-PEO NEOs” (Average Compensation Actually Paid to Non-PEO NEOs), including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, are provided in the footnotes to the table. A narrative discussion of the relationship between CAP and the Company’s performance measures (i) listed in the table below and (ii) that the Company has deemed most important in linking CAP during Fiscal 2024 to Company performance is also presented below.
The calculations and analysis below do not necessarily reflect our approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis beginning on page 36 of this Proxy Statement.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year(1)	Summary Compensation Table Total for PEO ($)	CAP to PEO(2)-(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average CAP to Non-PEO NEOs(2)-(3) ($)	Company TSR ($)	Peer Group TSR(4) ($)	Net Income (loss) ($000s)	Adjusted EBIT(5) ($000s)

2024	17,036,310	40,833,160	3,065,458	5,768,307	742.21	214.25	566,223	827,109
2023	15,035,354	99,155,466	4,656,050	24,673,479	680.60	174.93	328,123	576,957
2022	11,034,157	(2,402,908)	3,099,622	(521,229)	169.79	144.39	2,816	138,101
2021	12,851,399	35,570,105	4,030,199	9,544,567	226.87	120.83	263,010	417,191
2020	11,949,691	17,250,444	4,429,429	6,752,740	143.43	109.13	(114,021)	114,270
(1)NEOs included in the above compensation columns reflect the following:

Fiscal Year	PEO	Non-PEO NEOs

2024	Fran Horowitz	Scott D. Lipesky, Robert J. Ball, Samir Desai, Gregory J. Henchel, Jay Rust
2023, 2022, 2021	Fran Horowitz	Scott D. Lipesky, Kristin Scott, Samir Desai, Gregory J. Henchel
2020	Fran Horowitz	Scott D. Lipesky, Kristin Scott, Gregory J. Henchel, John M. Garbrielli
(2)Fair value amounts or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns were determined based on applicable SEC rules with respect to previously granted time-based RSUs and PSAs. For PSAs, changes in fair value were calculated as of the end of the covered fiscal year based on the probable outcome of performance conditions, with the TSR-weighted portion of PSAs for Fiscal 2024, Fiscal 2023, Fiscal 2022, and Fiscal 2021, and the PSAs for Fiscal 2020, calculated pursuant to a Monte Carlo simulation, as of the last day of the applicable fiscal year. No stock options were granted or continued to vest during any fiscal year presented in the table.
(3)For Fiscal 2024, the values included in the “CAP to PEO” and “Average CAP to Non-PEO NEOs” columns reflect the following adjustments from the values shown in the “Summary Compensation Table Total for PEO” and “Average Summary Compensation Table Total for Non-PEO NEOs” columns, respectively:

	PEO ($)	Average Non-PEO NEOs ($)
Total Reported in Fiscal 2024 Summary Compensation Table (SCT)	17,036,310	3,065,458

Less: Value of stock awards reported in SCT	10,344,160	1,386,592
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	13,292,724	1,781,729
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	12,551,060	1,361,742
Plus: Fair Market Value (FMV) of awards granted this year and that vested this year	—	—
Plus: Change in fair value (from prior year-end to vesting date) of prior year stock awards that vested this year	8,297,226	945,970
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this year	—	—
Total Adjustments	23,796,850	2,702,849
Compensation Actually Paid for Fiscal 2024	40,833,160	5,768,307

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ADDITIONAL COMPENSATION INFORMATION
(4)For purposes of calculating peer group total shareholder return, the S&P Retail Select Industry Index was utilized pursuant to Item 201(e) of Regulation S-K and as is reflected in our Annual Report on Form 10-K for the fiscal year ended February 1, 2025. In accordance with applicable SEC rules, peer group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on January 31, 2020, through and including the end of the fiscal year for which TSR is being presented in the table. TSR calculations reflect reinvestment of dividends.
(5)We identified Adjusted EBIT as our Company-Selected Measure that represents, in our view, the most important measure used to link Compensation Actually Paid to performance for Fiscal 2024. Adjusted EBIT was the most heavily weighted performance measure in the Company’s annual cash incentive program for Fiscal 2021, Fiscal 2022, Fiscal 2023, and Fiscal 2024, and is a key driver of the Avg. Adjusted EBIT Margin metric used in our PSA program. Adjusted EBIT is a non-GAAP measure. Please refer to Appendix A to this Proxy Statement for additional detail on this measure.
Pay Versus Performance Descriptive Disclosure
We believe that the Compensation Actually Paid in each of Fiscal 2024, Fiscal 2023, Fiscal 2022, Fiscal 2021, and Fiscal 2020 and over the five-year cumulative period are reflective of the Committee’s emphasis on “pay-for-performance.” The Compensation Actually Paid fluctuated year-over-year, primarily because of our (i) stock performance, (ii) varying levels of achievement against pre-established performance goals under our long-term incentive program, and (iii) varying levels of achievement against pre-established performance goals under our annual cash incentive program.
In addition to reviewing this discussion and the Pay Versus Performance Table above, we encourage you to read the Compensation Discussion and Analysis section of this proxy statement, which explains our executive compensation philosophy and programs for our PEO and non-PEO NEOs.
Chart 1: Compensation Actually Paid Versus Company and Peer Group Total Shareholder Return (TSR)
The Compensation Actually Paid values for our PEO and non-PEO NEOs over the five-year period of Fiscal 2020 through Fiscal 2024 align with the Company’s TSR performance over the same period. This is due primarily to the emphasis on at-risk or variable, performance-based equity incentives in the compensation program design for our PEO and non-PEO NEOs. Specifically, our PEO and non-PEO NEOs have a mix of time-vesting RSUs and performance-vesting PSAs, and the Fiscal 2020 to Fiscal 2024 PSAs were directly tied to relative TSR. For more information regarding the PSAs, refer to the discussion beginning on page 43 of this Proxy Statement.
As depicted in the below chart, strong absolute TSR performance in Fiscal 2020, Fiscal 2021, Fiscal 2023, and Fiscal 2024 exceeded the peer group and drove an increase in the fair value of equity awards, which resulted in increased Compensation Actually Paid values. Weaker TSR performance in Fiscal 2022 resulted in a significant decrease in Compensation Actually Paid.

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ADDITIONAL COMPENSATION INFORMATION
Chart 2: Compensation Actually Paid Versus Net Income
SEC rules require that net income be presented as a performance measure in the Pay Versus Performance table. As the below chart illustrates, changes in Compensation Actually Paid for our PEO and non-PEO NEOs over Fiscal 2020 to Fiscal 2024 are positively correlated to Net Income over the period. That said, no portion of our compensation is directly tied to net income results.
Chart 3: Compensation Actually Paid Versus Adjusted EBIT
We identified Adjusted EBIT as our Company-Selected Measure that represents, in our view, the most important measure used to link Compensation Actually Paid to our performance. Adjusted EBIT was the most heavily weighted performance measure in our annual cash incentive program for Fiscal 2021, Fiscal 2022, Fiscal 2023, and Fiscal 2024 and is also reflected in Avg. Adjusted EBIT Margin, one of the three equally-weighted performance measures in our PSAs granted in Fiscal 2021, Fiscal 2022, Fiscal 2023, and Fiscal 2024. Compensation Actually Paid is aligned with the Company’s Adjusted EBIT over Fiscal 2020 to Fiscal 2024, which is partially attributable to its prominence in our program design and its positive correlation with our stock price.

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ADDITIONAL COMPENSATION INFORMATION
Tabular List of Important Performance Measures
The following table sets forth an unranked list of the most important financial performance measures, including the Company-Selected Measure, linking CAP for all NEOs to Company performance for Fiscal 2024.

Performance Measures

Adjusted EBIT(1)
Net Sales
Avg. Adjusted EBIT Margin(1)
Relative Total Shareholder Return
(1)These are non-GAAP measures. Please refer to Appendix A to this Proxy Statement for additional detail on these performance metrics.

2025 Proxy Statement	67	Abercrombie & Fitch Co.

Ownership of Our Shares
The following table furnishes, with respect to each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, the name and address of such beneficial owner, the number of shares of Common Stock reported as beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by such beneficial owner in the most recent Schedule 13G/A filed with the SEC, and the percentage that such shares comprised of the outstanding shares of Common Stock as of April 14, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	6,680,407⁽²⁾	14.02%
FMR LLC 245 Summer Street Boston, MA 02210	5,290,376⁽³⁾	11.11%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	6,013,098⁽⁴⁾	12.62%
(1)The percent of class is based upon 47,638,631 shares of Common Stock outstanding on April 14, 2025.
(2)Based on information contained in a Schedule 13G/A, filed by BlackRock, Inc. with the SEC on November 8, 2024, to report beneficial ownership of shares of the Company’s Common Stock as of September 30, 2024, and, consequently, the beneficial ownership of BlackRock, Inc. may have changed prior to the printing of this Proxy Statement. In the Schedule 13G/A, BlackRock, Inc. reported that, through its subsidiaries (BlackRock Life Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Fund Advisors (which was reported to beneficially own 5% or more of the outstanding shares of Common Stock); BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; and BlackRock Fund Managers Ltd), BlackRock, Inc. is deemed to be the beneficial owner of 6,680,407 shares of Common Stock. BlackRock, Inc. reported sole voting power as to 6,538,688 shares of Common Stock and sole dispositive power as to 6,680,407 shares of Common Stock.
(3)Based on information contained in a Schedule 13G/A filed by FMR LLC with the SEC on February 12, 2025 to report beneficial ownership of shares of the Company’s Common Stock as of December 31, 2024, and, consequently, the beneficial ownership of FMR LLC may have changed prior to the printing of this Proxy Statement. In the Schedule 13G/A, FMR LLC was reported to beneficially own 5,290,376.01 shares of Common Stock with sole dispositive power over all such shares and sole voting power as to 4,790,935.90 shares of Common Stock. In the Schedule 13G/A, Abigail P. Johnson is reported as a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
(4)Based on information contained in a Schedule 13G/A, filed by The Vanguard Group with the SEC on February 13, 2024, to report beneficial ownership of shares of the Company’s Common Stock as of December 29, 2023, and, consequently, the beneficial ownership of The Vanguard Group may have changed prior to the printing of this Proxy Statement. In the Schedule 13G/A, The Vanguard Group reported shared voting power as to 63,495 shares of Common Stock, sole dispositive power as to 5,896,261 shares of Common Stock, and shared dispositive power as to 116,837 shares of Common Stock.

Abercrombie & Fitch Co.	68	2025 Proxy Statement

OWNERSHIP OF OUR SHARES
The following table furnishes the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) by each of the current directors, by each of the named executive officers, and by all of the current directors and executive officers as a group, as of April 14, 2025.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Kerrii B. Anderson(3)	41,450	*
Robert J. Ball	6,934	*
Andrew Clarke	—	*
Susie Coulter(3)	7,185	*
Samir Desai	54,804	*
James A. Goldman(3)	12,637	*
Gregory J. Henchel	45,149	*
Fran Horowitz	708,503	1.49%
Scott D. Lipesky	134,524	*
Helen E. McCluskey	34,750	*
Arturo Nuñez	780	*
Kenneth B. Robinson	8,052	*
Jay Rust	8,148	*
Nigel Travis	21,100	*
Helen Vaid	5,072	*
Current directors and executive officers as a group (15 persons)	1,089,088	2.29%
* Less than 1%.
(1)Unless otherwise indicated, each individual has voting and dispositive power over the listed shares of Common Stock and such voting and dispositive power is exercised solely by the named individual or shared with a spouse.
Includes the following number of shares of Common Stock issuable within 60 days of April 14, 2025 (i.e., June 13, 2025) upon the vesting of RSUs by June 13, 2025:

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock Issuable(a)

Kerrii B. Anderson	780
Robert J. Ball	—
Andrew Clarke	—
Susie Coulter	780
Samir Desai	—
James A. Goldman	780
Gregory J. Henchel	—
Fran Horowitz	—
Scott D. Lipesky	—
Helen E. McCluskey	780
Arturo Nuñez	780
Kenneth B. Robinson	780
Jay Rust	—
Nigel Travis	1,300

2025 Proxy Statement	69	Abercrombie & Fitch Co.

OWNERSHIP OF OUR SHARES

Name of Beneficial Owner	Aggregate Number of Shares of Common Stock Issuable(a)

Helen Vaid	780
Current directors and executive officers as a group (15 persons)	6,760
(a)The Company has included for this purpose the gross number of shares of Common Stock deliverable upon the vesting of RSUs, but the actual number of shares received would be less as a result of the payment of applicable withholding taxes. The numbers reported do not include any unvested RSUs held by directors or executive officers (other than those specified in this footnote).
(2)The percent of class is based upon the sum of 47,638,631 shares of Common Stock outstanding on April 14, 2025 and the number of shares of Common Stock, if any, as to which the named individual or group has the right to acquire beneficial ownership by June 13, 2025 through the vesting of RSUs.
(3)The “Amount and Nature of Beneficial Ownership” does not include the following number of shares of Common Stock credited to the bookkeeping accounts of the following directors under the Directors’ Deferred Compensation Plan or that will be credited to such bookkeeping accounts by June 13, 2025 as a result of the deferral of RSUs that are to vest by June 13, 2025: Ms. Anderson — 3,055 shares; Ms. Coulter — 23,215 shares; Mr. Goldman — 3,771 shares; and all current directors as a group — 30,041 shares. While the directors have an economic interest in these shares, each director’s only right with respect to her or his bookkeeping account (and the amounts allocated thereto) is to receive a distribution of the whole shares of Common Stock represented by the share equivalent credited to her or his bookkeeping account (plus cash representing the value of fractional shares) in accordance with the terms of the Directors’ Deferred Compensation Plan.

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Equity Compensation Plans
The Company has two primary share-based compensation plans: (i) the 2016 Long-Term Incentive Plan for Directors (the “2016 Directors LTIP”) (with 900,000 shares of the Company’s Common Stock currently authorized for issuance), under which the Company is authorized to grant stock options, SARs, restricted stock, RSUs, and deferred stock awards to non-associate directors of the Company; and (ii) the 2016 Associates LTIP (with 10,965,000 shares of the Company’s Common Stock currently authorized for issuance), under which the Company is authorized to grant stock options, SARs, restricted stock, RSUs, and PSAs to associates of the Company and its subsidiaries. The Company also has three other share-based compensation plans under which the Company granted stock options, SARs, RSUs, and PSAs to associates of the Company and our subsidiaries, and stock options and RSUs to non-associate directors of the Company in prior years: (i) the 1996 Stock Plan for Non-Associate Directors (1998 Restatement) (the “1998 Director Stock Plan”); (ii) the 2003 Stock Plan for Non-Associate Directors (the “2003 Director Stock Plan”); and (iii) the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan (the “2005 LTIP”). Since June 16, 2016, the Company has only issued awards under the 2016 Associates LTIP and the 2016 Directors LTIP.
Any shares of Common Stock distributable in respect to amounts deferred by non-associate directors under the Directors’ Deferred Compensation Plan will be distributed: (i) under the 2016 Directors LTIP in respect to deferred compensation allocated to non-associate directors’ bookkeeping accounts on and after June 16, 2016; (ii) under the 2005 LTIP in respect to deferred compensation allocated to non-associate directors’ bookkeeping accounts between August 1, 2005 and June 15, 2016; (iii) under the 2003 Director Stock Plan in respect to deferred compensation allocated to non-associate directors’ bookkeeping accounts between May 22, 2003 and July 31, 2005; and (iv) under the 1998 Director Stock Plan in respect to deferred compensation allocated to the non-associate directors’ bookkeeping accounts prior to May 22, 2003.
The following table summarizes equity compensation plan information for the 1998 Director Stock Plan, the 2005 LTIP, the 2016 Associates LTIP, and the 2016 Directors LTIP, all stockholder-approved plans, as a group, and for the 2003 Director Stock Plan, a non-stockholder-approved plan, in each case as of February 1, 2025:

Plan Category	Number of Shares to be Issued Upon Exercise/Vesting of Outstanding Options, RSUs, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b) ($)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in column (a)) (c)

Equity compensation plans approved by stockholders(1)	1,907,206	⁽³⁾	—	3,634,905	⁽⁴⁾
Equity compensation plans not approved by stockholders(2)	1,637	⁽⁵⁾	—	—	⁽⁶⁾
Total	1,908,843		—	3,634,905
(1)The 1998 Director Stock Plan was terminated as of May 22, 2003 in respect to future grants of options and issuances and distributions of shares of Common Stock other than: (a) issuances of shares of Common Stock upon the exercise of options granted under the 1998 Director Stock Plan, which remained outstanding as of May 21, 2003; and (b) issuances and distributions of shares of Common Stock in respect to deferred compensation allocated to non-associate directors’ bookkeeping accounts under the Directors’ Deferred Compensation Plan (and dividends applied to previous deferrals) as of May 21, 2003. As of February 1, 2025, no options granted under the 1998 Director Stock Plan remained outstanding. The 2005 LTIP was terminated as of June 15, 2015 in respect to future grants of awards and issuances and distributions of shares of Common Stock other than: (a) issuances of shares of Common Stock upon the exercise of options and SARs and the vesting of RSUs and PSAs granted under the 2005 LTIP, which remained outstanding as of June 15, 2015; and (b) issuances and distributions of shares of Common Stock in respect to deferred compensation allocated to non-associate directors’ bookkeeping accounts under the Directors’ Deferred Compensation Plan (and dividends applied to previous deferrals) as of June 15, 2016 and distributable in the form of shares of Common Stock.
(2)The 2003 Director Stock Plan was terminated as of June 13, 2007 in respect to future grants of awards and issuances and distributions of shares of Common Stock other than: (a) issuances of shares of Common Stock upon the exercise of options or the vesting of stock units granted under the 2003 Director Stock Plan; and (b) issuances and distributions of shares of Common Stock in respect to deferred compensation allocated to non-associate directors’ bookkeeping accounts under the Directors’ Deferred Compensation Plan (and dividends applied to previous

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EQUITY COMPENSATION PLANS
deferrals) as of July 31, 2005 and distributable in the form of shares of Common Stock. As of February 1, 2025, no options or stock units granted under the 2003 Director Stock Plan remained outstanding.
(3)Represents the number of underlying shares of Common Stock associated with outstanding RSUs, PSAs, and share equivalents under stockholder-approved plans and includes: (a) 1,596 share equivalents attributable to compensation deferred by a former non-associate director participating in the Directors’ Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 1998 Director Stock Plan, (b) 32,069 share equivalents attributable to compensation deferred by former non-associate directors participating in the Directors’ Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2005 LTIP, (c) 1,171,625 RSUs granted under the 2016 Associates LTIP, (d) 636,828 PSAs granted under the 2016 Associates LTIP (including 261,496 PSAs granted in Fiscal 2022 for the Fiscal 2022 through Fiscal 2024 PSA cycle (the Avg. Net Sales Growth and Relative TSR tranches of these PSAs were earned at 200% of target, and the Avg. Adjusted EBIT Margin was earned at 175% of target, but the PSAs earned were not distributed as of February 1, 2025)), (e) 1,560 RSUs granted under the 2016 Directors LTIP, and (f) 63,528 share equivalents attributable to compensation deferred by non-associate directors participating in the Directors’ Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2016 Directors LTIP. Outstanding PSAs granted under the 2016 Associates LTIP reflect actual or target award amounts as of February 1, 2025. Of the PSAs that were outstanding as of February 1, 2025, a maximum of 1,234,959 PSAs can be earned under the 2016 Associates LTIP.
(4)Represents the number of shares of Common Stock remaining available for future issuance under stockholder-approved equity compensation plans and is comprised of: (a) 3,521,389 shares of Common Stock remaining available under the 2016 Associates LTIP; and (b) 113,516 shares of Common Stock remaining available under the 2016 Directors LTIP. Under the 2016 Associates LTIP and the 2016 Directors LTIP, shares of Common Stock available for future issuance are reduced by the maximum number of PSAs that may be earned under each outstanding award.
Under the 2016 Associates LTIP and the 2016 Directors LTIP, shares of Common Stock available for future issuance are measured net of shares of Common Stock expected to be retained by the Company to cover tax withholdings upon vesting or exercise, which have been calculated using an estimated tax rate of 35%. On a net basis, as of February 1, 2025, there were 4,375,417 shares of Common Stock available for future issuance under the 2016 Associates LTIP and 113,516 shares of Common Stock available for future issuance under the 2016 Directors LTIP.
Except as described in footnote (3) to this table, no further shares of Common Stock may be issued or distributed under the 1998 Director Stock Plan or the 2005 LTIP.
(5)Includes 1,637 outstanding share equivalents attributable to compensation deferred by a former non-associate director participating in the Directors’ Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2003 Director Stock Plan.
(6)Except as described in footnote (5) to this table, no further shares of Common Stock may be issued or distributed under the 2003 Director Stock Plan.

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Audit and Finance Committee Matters
Report of the Audit and Finance Committee for Fiscal 2024
The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, is organized and conducts its business pursuant to a written charter, a copy of which is posted on the “Corporate Governance” page of our corporate website at corporate.abercrombie.com.
The Audit Committee currently consists of four independent directors, each of whom has been determined by the Board to meet the heightened independence and financial literacy criteria for Audit Committee members under the NYSE Rules and applicable SEC rules. The Board has also designated each of Ms. Anderson, Ms. McCluskey, and Mr. Robinson as an “audit committee financial expert” as defined under the applicable SEC rules.
Management of the Company has the responsibility for the preparation, presentation, and integrity of the Company’s consolidated financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for the establishment and maintenance of systems of disclosure controls and procedures and internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee engages in the review of the presentation of non-GAAP measures and metrics to understand how they are used to evaluate performance and whether they are consistently prepared and presented from period to period in accordance with the Company’s related policies and disclosure controls and procedures and in compliance with SEC rules and interpretations.
The Audit Committee is responsible for authorizing the appointment, compensation, and retention of, and overseeing the work of, the Company’s independent registered public accounting firm. On an annual basis, the Audit Committee evaluates the qualifications, performance, tenure, and independence of PwC and determines, after also considering the impact of a change in the Company’s independent registered public accounting firm, whether to re-engage PwC. PwC has been the Company’s independent registered public accounting firm since 1996. PwC rotates its lead audit engagement partner every five years, and the Audit Committee takes a lead role in the process for evaluating and selecting the new lead audit engagement partner. PwC’s lead audit engagement partner rotated in Fiscal 2021. The Audit Committee believes there are benefits to having an independent registered public accounting firm with an extensive history with the Company, including the potential for PwC to leverage its institutional knowledge of the Company’s business and operations, accounting policies and financial systems, and internal control framework, to deliver higher quality audit work and accounting advice, as well as to deliver operational efficiencies.
PwC is subject to independence controls that mitigate risks that may be associated with long auditor tenure. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC that firm’s independence. The Audit Committee has considered PwC’s provision of permitted non-audit services to the Company and our subsidiaries and concluded that the provision of such services has been compatible with maintaining PwC’s independence.
PwC is responsible for auditing and opining on the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K and the effectiveness of the Company’s internal control over financial reporting, and for reviewing the Company’s unaudited interim condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.
In fulfilling its oversight responsibilities, the Audit Committee met with management of the Company, the Company’s Chief Audit Executive, and PwC throughout the year. The Audit Committee met with the Company’s Chief Audit Executive and PwC, with and without management of the Company present, to discuss the overall scope of their respective annual audit plans, the results of their respective audits, the effectiveness of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In addition, the Audit Committee met with the Company’s CFO and Corporate Controller to review the process undertaken to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements. The Audit Committee reviewed management’s plan for documenting and testing controls, the results of their documentation and testing, and

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AUDIT AND FINANCE COMMITTEE MATTERS
any significant deficiencies or material weaknesses discovered, if applicable. In addition, the Audit Committee reviewed and discussed with PwC all matters required by PCAOB and SEC standards, including PwC’s audit report and expected critical audit matter (“CAM”) to understand the nature of the CAM, PwC’s basis for determining the CAM, and the expected description of the CAM in PwC’s audit report.
Management of the Company and PwC have represented to the Audit Committee that the Company’s audited consolidated financial statements as of the end of and for the fiscal year ended February 1, 2025 were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed those audited consolidated financial statements with management of the Company and PwC.
Based on the Audit Committee’s (i) discussions with management of the Company and PwC and (ii) review of the report of PwC to the Audit Committee, the Audit Committee unanimously recommended to the Board that the Company’s audited consolidated financial statements be included (and the Board approved such inclusion) in the Company’s Fiscal 2024 Form 10-K filed on March 31, 2025.
Submitted by the Audit and Finance Committee:
Kerrii B. Anderson, Chair
Helen E. McCluskey
Arturo Nuñez
Kenneth B. Robinson

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AUDIT AND FINANCE COMMITTEE MATTERS
PROPOSAL 3
Ratification of Independent Registered Public Accounting Firm for Fiscal 2025
The Audit Committee annually evaluates the selection of our independent registered accounting firm and has reappointed PwC as the Company’s independent registered public accounting firm (an independent audit firm) to examine the consolidated financial statements of the Company and our subsidiaries for Fiscal 2025.
In deciding whether to retain our current independent registered public accounting firm or engage a different independent registered public accounting firm (also referred to as the “Company’s independent audit firm”), our Audit Committee reviews the Company’s current independent audit firm’s qualifications, performance, and independence in accordance with regulatory requirements and guidelines. As part of this evaluation, factors considered by our Audit Committee include: PwC’s capabilities and expertise; the recent performance of PwC on the Company’s audit; management’s assessment of PwC’s performance; external data on audit quality, including results of recent PCAOB reports on PwC and its peers; PwC’s independence; the terms of the audit engagement; and the quality and candor of PwC’s communications to our Audit Committee.
PwC has acted as the Company’s independent audit firm since 1996. Although the Company’s governing documents do not require the submission of PwC’s appointment to the Company’s stockholders for ratification, the Company believes that soliciting stockholders’ input is a matter of good corporate governance. If the appointment of PwC is not ratified, our Audit Committee will reconsider the appointment; however, it is not required to do so. Even if PwC’s appointment is ratified, the Audit Committee may select a different independent audit firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.
Representatives of PwC are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.
Subject to ratification by the stockholders of the Company, our Audit Committee has unanimously reappointed PwC as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for Fiscal 2025.

YOUR VOTE IS IMPORTANT
Our Audit and Finance Committee and the full Board unanimously recommend that you vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for Fiscal 2025.

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AUDIT AND FINANCE COMMITTEE MATTERS
Audit Fees
Fees billed for services rendered by PwC for each of Fiscal 2024 and Fiscal 2023 were as follows:

Type of Service	Fiscal 2024 ($)	Fiscal 2023(5) ($)

Audit Fees(1)	3,619,000	3,425,572
Audit-Related Fees(2)	66,896	112,000
Tax Fees(3)	61,890	12,360
All Other Fees(4)	32,000	40,389
Total	3,779,786	3,590,321
(1)Audit Fees for Fiscal 2024 and Fiscal 2023 represent fees for professional services rendered by PwC in connection with the integrated audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and reviews of the unaudited interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q of $2,295,000 and $2,142,000, respectively; fees for statutory audits of $1,324,000 and $1,275,072, respectively; and fees for other services provided in connection with statutory and regulatory filings or engagements of $0 and $8,500, respectively.
(2)Audit-Related Fees for Fiscal 2024 and Fiscal 2023 represent fees related to attestation services and system upgrade pre-implementation services.
(3)Tax Fees for Fiscal 2024 and Fiscal 2023 represent fees relating to tax compliance and consulting matters.
(4)All Other Fees for Fiscal 2024 and Fiscal 2023 represent fees for services other than those included above, including non-financial attestation services and payments made to PwC related to the use of accounting regulatory and disclosure databases.
(5)The previously presented Fiscal 2023 fees were revised to reflect the actual fees associated with the services rendered by PwC to the Company and our subsidiaries for Fiscal 2023.
Under applicable SEC rules, our Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent audit firm in order to ensure that the provision of these services does not impair the independence of the Company’s independent audit firm from the Company and our subsidiaries. Annually, the Company’s management and the Company’s independent audit firm must jointly submit to our Audit Committee an Annual Pre-Approval Request (the “Pre-Approval Request”) listing all known and/or anticipated audit and non-audit services for the upcoming fiscal year. Our Audit Committee reviews the Pre-Approval Request with both the Company management and the independent audit firm.
During the course of the year, there may be additional audit or non-audit services that are identified by the Company management and are desired but were not contained in the Pre-Approval Request. Our Audit Committee has designated one or more of its members with the authority to pre-approve interim requests for additional audit or non-audit services. These interim pre-approval procedures are to be used only for services that are less than $100,000; requests for services greater than $100,000 must be approved by the full Audit Committee.
All of the services rendered by PwC to the Company and our subsidiaries during Fiscal 2024 and Fiscal 2023 were pre-approved by our Audit Committee.

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Stockholder Proposals and Nominations for 2026 Annual Meeting
PROPOSALS FOR INCLUSION IN PROXY STATEMENT FOR 2026 ANNUAL MEETING

Any stockholder seeking to present a proposal pursuant to Exchange Act Rule 14a-8 to be considered for inclusion in the Company’s proxy statement for the 2026 Annual Meeting must submit the proposal in accordance with Exchange Act Rule 14a-8 and deliver it to the address set forth below no later than the close of business on Monday, December 29, 2025. Only those proposals that comply with the requirements of Exchange Act Rule 14a-8 will be included in the Company’s proxy statement for the 2026 Annual Meeting.
PROPOSALS AND DIRECTOR NOMINATIONS (OUTSIDE OF PROXY ACCESS) FOR 2026 ANNUAL MEETING

Stockholders seeking to bring business before the 2026 Annual Meeting outside of Exchange Act Rule 14a-8, or to nominate candidates for election as directors at the 2026 Annual Meeting outside of the “Proxy Access” provision of our Bylaws, must provide timely written notice to the Company and comply with certain other requirements specified in our Bylaws. The notice of a proposing stockholder must be in writing and delivered in-person or by U.S. certified mail, postage prepaid, and received by our Corporate Secretary, at the address set forth below, not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the June 11, 2026 anniversary date of the Annual Meeting. As a result, notices with respect to proposed business outside of Exchange Act Rule 14a-8, or nominations for election as directors outside of the “Proxy Access” provision of our Bylaws, for the 2026 Annual Meeting must be received not earlier than the close of business on Monday, January 12, 2026 nor later than the close of business on Wednesday, February 11, 2026. Notice of any proposed business or nomination must comply with the applicable informational requirements set forth in our Bylaws.
Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees under Exchange Act Rule 14a-19 must comply with the requirements of our Bylaws, including providing the notice required under Exchange Act Rule 14a-19 by Wednesday, February 11, 2026. The Company will disregard any proxies solicited for a stockholder’s director nominees if such stockholder fails to comply with such requirements.
DIRECTOR NOMINATIONS (USING PROXY ACCESS) FOR 2026 ANNUAL MEETING

Eligible stockholders seeking to nominate and include in the Company’s proxy statement for the 2026 Annual Meeting director nominees pursuant to the “Proxy Access” provision of our Bylaws must provide timely written notice to the Company and comply with certain other requirements specified in our Bylaws. To be timely, such notice must be in writing and delivered or mailed and received by our Corporate Secretary at the address set forth below, not later than 120 days nor earlier than 150 days prior to the April 28, 2026 anniversary date of the date on which this Proxy Statement is first delivered to stockholders in connection with the Annual Meeting. As a result, director nominations pursuant to the “Proxy Access” provision of our Bylaws must be received no earlier than Saturday, November 29, 2025 nor later than Monday, December 29, 2025. Notice of any director nomination pursuant to the “Proxy Access” provision of our Bylaws must comply with the informational requirements set forth in our Bylaws. The eligibility requirements for stockholders seeking to utilize the “Proxy Access” provision of our Bylaws are described above in the “Corporation Governance – Director Nominations” section of this Proxy Statement beginning on page 17.
CORPORATE SECRETARY CONTACT INFORMATION

Proposals by stockholders intended to be presented at the 2026 Annual Meeting and/or considered for inclusion in the Company’s proxy statement for the 2026 Annual Meeting, as well as stockholder nominations for director candidates, must be delivered or mailed to Abercrombie & Fitch Co., 6301 Fitch Path, New Albany, Ohio 43054, Attention: Corporate Secretary.

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Additional Information About Our Annual Meeting and Voting
When will the Annual Meeting be held?
The Annual Meeting will be held virtually via a live webcast on Wednesday, June 11, 2025, at 10:00 a.m., Eastern Time.
Why am I being provided with access to this Proxy Statement?
We are required by the SEC to give you, or provide you access to, this Proxy Statement because the Board is soliciting your proxy to vote your shares of Common Stock at the Annual Meeting. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.
What is a proxy?
A proxy is your designation of another person to vote shares of Common Stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy, a form of proxy, or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. Robert J. Ball and Gregory J. Henchel have been designated on behalf of the Board as the proxies to cast the vote of the Company’s stockholders at the Annual Meeting.
What are the voting requirements for the proposals to be acted upon at the Annual Meeting and discussed in this Proxy Statement?
The Company is incorporated in the State of Delaware and our shares are listed on the NYSE. As a result, the Delaware General Corporation Law and NYSE Rules govern the voting standards applicable to actions taken by our stockholders.
Under our Bylaws, a majority of votes cast is required to approve Proposals 1, 2, and 3.
Please see the below chart for a summary of the required votes, as well as the impacts of abstentions and broker non-votes, for Proposals 1, 2, and 3 as set forth below:

Proposal		Voting Standard	Effect of Abstentions(1)	Effect of Broker Non-Votes(2)

1	Elect the ten director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	Majority of votes cast	No effect	No effect
2	Conduct an advisory vote to approve the Fiscal 2024 compensation of our named executive officers (“Say on Pay Vote”)(3)	Majority of votes cast	No effect	No effect
3	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for Fiscal 2025	Majority of votes cast	No effect	Your broker, bank, or nominee may vote in its discretion
(1)You may “abstain” from voting for Proposals 1, 2, and 3. Abstentions will be excluded entirely from the vote and will have no effect.
(2)Under NYSE Rules, Proposal 3 is considered a “routine” proposal on which brokers are permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Proposals 1 and 2 are not considered to be routine matters and brokers will not be entitled to vote thereon unless beneficial owners provide voting instructions.
(3)As an advisory vote, the results of the vote for the Say on Pay Vote are not binding upon the Company, but the Board and our Compensation Committee will give careful consideration to the results of voting on this proposal.

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What are the Board’s recommendations for the proposals to be acted upon at the Annual Meeting and how will my shares be voted?
Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions you give. If no instructions are given (except in the case of broker non-votes), the persons named as proxies will vote the shares of Common Stock in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each proposal in this Proxy Statement. The Board’s recommendations are summarized in the table below.

Proposal		Board Vote Recommendation	For More Information, See Page

1	Elect the ten director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting of Stockholders	FOR each director nominee	7
2	Conduct an advisory vote to approve the Fiscal 2024 compensation of our named executive officers (“Say on Pay Vote”)	FOR	35
3	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for Fiscal 2025	FOR	75
Who can vote at the Annual Meeting?
Only holders of shares of the Company’s Common Stock of record at the close of business on April 14, 2025 or such stockholders’ proxies are entitled to receive notice of, and vote at, the Annual Meeting. At the close of business on April 14, 2025, there were 47,638,631 shares of Common Stock outstanding and entitled to vote. There are no other voting securities of the Company outstanding. Stockholders as of the Record Date are entitled to one vote per share. Each share of Common Stock is entitled to one vote for each director nominee and one vote with respect to each of the other matters to be voted upon at the Annual Meeting. To be able to vote your shares at the Annual Meeting, the records of the Company must show that you held your shares at the close of business on April 14, 2025.
How do I attend the Annual Meeting?
You can attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ANF2025. You will not be able to attend the Annual Meeting in person. The live webcast of the Annual Meeting will begin promptly at 10:00 a.m., Eastern Time, on Wednesday, June 11, 2025. All interested parties may attend and listen to the live webcast of the Annual Meeting. If you are a stockholder of record, you may electronically vote your shares and submit questions at the Annual Meeting by using the 16-digit control number that is printed in the box on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials). We recommend that you log in at least 15 minutes before the Annual Meeting to ensure ample time to complete the check-in procedures. A replay of the Annual Meeting audio webcast will be available on our website for approximately one year following the Annual Meeting.
You do not need to attend the Annual Meeting to vote. Even if you plan to attend the Annual Meeting, please submit your vote in advance as instructed in this Proxy Statement.
What is a Notice of Internet Availability of Proxy Materials?
In accordance with rules adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are permitted to furnish our proxy materials, including the Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report, by providing access to such documents over the internet. Generally, stockholders will not receive printed copies of the proxy materials unless they request them.
We began mailing a Notice of Internet Availability of Proxy Materials on April 28, 2025 to holders of record of shares of our Common Stock at the close of business on April 14, 2025. At the same time, we provided those stockholders with access to our online proxy materials and filed our proxy materials with the SEC. The Notice of Internet Availability of Proxy Materials contains information on how to access the Notice of Annual Meeting of Stockholders, the Proxy Statement, the form of proxy, and our Annual Report over the internet, as well as instructions on how to request a paper copy of the proxy materials. Registered stockholders who prefer to receive

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a paper or e-mail copy of our proxy materials must follow the instructions provided in the Notice of Internet Availability of Proxy Materials for requesting such materials.
The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to cast your vote. If you wish to request proxy materials by e-mail, please send a blank e-mail to sendmaterial@proxyvote.com including in the subject line the information that is printed in the box on your Notice of Internet Availability of Proxy Materials. Requests, instructions, and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2025 to facilitate timely delivery of the proxy materials.
A notice that directs beneficial owners of our shares to the website where they can access our proxy materials is to be forwarded to each beneficial stockholder by the brokerage firm, bank, or other holder of record that is considered the registered owner with respect to the shares of the beneficial stockholder. Such brokerage firm, bank, or other holder of record is to also provide each beneficial owner of our shares with instructions on how the beneficial stockholder may request a paper or e-mail copy of our proxy materials.
To enroll in the electronic delivery service for future stockholder meetings, use your Notice of Internet Availability of Proxy Materials (or proxy card, if you received printed copies of the proxy materials) to register online at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.
What is the difference between holding shares as a holder of record and as a beneficial owner?
If, at the close of business on April 14, 2025, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (“EQ”), you are considered a holder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As a holder of record, you may vote your shares electronically at the Annual Meeting or by proxy.
If, at the close of business on April 14, 2025, your shares were held in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name,” and a notice directing you to the website where you can access our proxy materials is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization how to vote the shares in your account. If that organization is not given specific direction, shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting other than the ratification of the appointment of the Company’s independent registered public accounting firm. Please direct your broker how to vote your shares following the instructions provided by your broker.
How do I vote my shares?
If you are a registered stockholder (i.e., you hold your shares of record), you may vote your shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold shares beneficially through a brokerage firm, bank, or other nominee instead of as the registered holder — beneficial holders should follow the voting instructions provided by their respective nominees):
•Over the internet. Go to www.proxyvote.com. Have available the information that is printed in the box on your Notice of Internet Availability of Proxy Materials and visit www.proxyvote.com. You can use the internet 24 hours a day, seven days a week, to submit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 10, 2025. Have your proxy card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.
•By telephone. Call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 10, 2025. Have your proxy card (if you requested a printed copy of the proxy materials) or Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

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•By mail. If you received a printed copy of the proxy materials, you may submit your vote by completing, signing, dating, and mailing your proxy card and returning it in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than June 10, 2025 to be voted at the Annual Meeting.
•During the Annual Meeting. Visit www.virtualshareholdermeeting.com/ANF2025. Registered stockholders may attend the Annual Meeting via the internet and vote electronically during the Annual Meeting. Have available the information that is printed in the box on your Notice of Internet Availability of Proxy Materials or your proxy card (if you requested a printed copy of the proxy materials) in hand when you access the website and follow the instructions to vote during the Annual Meeting.
If, prior to the Annual Meeting, you vote over the internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated, and returned a proxy card. If, prior to the Annual Meeting, you vote over the internet or by telephone, do not return a proxy card unless you intend to revoke your previously submitted proxy.
If I am a stockholder holding shares in “street name,” how do I vote?
If you hold your shares in “street name” with a brokerage firm, bank, or other nominee, the holder of record will send you instructions as to how to instruct the holder of record to vote your shares. Your broker is permitted to vote your shares with respect to the “routine” proposal to ratify the appointment of the Company’s independent registered public accounting firm without your instruction as to how to vote but will not be permitted to vote your shares with respect to any of the other proposals at the Annual Meeting without your instructions as to how to vote.
If you hold your shares in “street name,” you should have received a Notice of Internet Availability of Proxy Materials or voting instructions from the brokerage firm, bank, or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability of Proxy Materials, or voting instructions provided by your broker or other nominee, in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and internet voting will depend on the voting process of your broker or other nominee.
What is a “broker non-vote”?
A “broker non-vote” occurs when a stockholder holds our shares of Common Stock in “street name” through a broker or similar organization, and the stockholder does not provide the broker or other organization with instructions within the required timeframe before the Annual Meeting as to how to vote the shares on “non-routine” matters. The only proposal that is considered “routine” is the ratification of the appointment of the Company’s independent registered public accounting firm. Under NYSE Rules, your broker cannot vote your shares on non-routine matters unless your broker receives instructions from you as to how to vote.
How can I revoke my proxy or change my vote?
If you are a registered stockholder, you can revoke your proxy at any time before it is actually exercised to vote your shares at the Annual Meeting by:
•Signing and returning a new proxy card with a later date — only your latest-dated proxy card received by June 10, 2025 will be counted;
•Submitting a later-dated vote by telephone or over the internet — only your latest telephone or internet proxy received by 11:59 p.m., Eastern Time, on June 10, 2025 will be counted;
•Participating in the Annual Meeting live via the internet and voting online during the Annual Meeting; or
•Delivering a written revocation to our Corporate Secretary at 6301 Fitch Path, New Albany, Ohio 43054, to be received no later than June 10, 2025.
If you hold your shares in “street name,” you must contact the broker or other nominee holding your shares and follow the instructions of the broker or other nominee to revoke or change your vote.

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ADDITIONAL INFORMATION ABOUT OUR ANNUAL MEETING AND VOTING
Who is paying for the cost of this proxy solicitation?
This solicitation of proxies is made by and on behalf of the Board. In addition to mailing the Notice of Internet Availability of Proxy Materials (or, if applicable, paper copies of this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card, and our Annual Report) to registered stockholders as of the close of business on April 14, 2025, the brokers, banks, and other nominees holding our shares for beneficial owners must notify the beneficial owners for whom they hold shares as to where they can access our proxy materials, in order that such shares may be voted. Solicitation may also be made by our directors, officers, and select other Company associates telephonically, electronically, or by other means of communications. Directors, officers, and associates who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. In addition, the Company has retained Innisfree to aid in the solicitation of proxies for a fee of $20,000, plus out-of-pocket expenses.
The Company will reimburse Innisfree, as well as brokerage firms, banks, and other custodians, fiduciaries, and nominees, who are record holders of shares of our Common Stock not beneficially owned by them for their reasonable costs in sending proxy materials to stockholders who beneficially own our shares. The Company will bear the costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the internet access or telephone usage fees that may be charged to stockholders.
What is householding?
In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to send: (i) a single set of proxy materials or (ii) a single Notice of Internet Availability of Proxy Materials to multiple registered stockholders who share an address, unless we have received contrary instructions from one or more of such stockholders. A registered stockholder at a shared address may call Broadridge, toll free, at 1-866-540-7095, or write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, to: (i) request additional copies of the proxy materials, or the Notice of Internet Availability of Proxy Materials; (ii) notify the Company that such registered stockholder wishes to receive separate proxy materials or Notice of Internet Availability of Proxy Materials, as applicable, in the future; or (iii) notify the Company that such registered stockholders sharing an address wish to receive a single set of proxy materials or Notice of Internet Availability of Proxy Materials, as applicable, if such stockholders are currently receiving multiple copies. If you hold shares of Common Stock in “street name,” you may revoke your consent to householding by notifying your broker.
Are there any cumulative voting rights in the election of directors?
No.
What constitutes a quorum to hold and transact business at the Annual Meeting?
A quorum for the Annual Meeting is one-third of the outstanding shares of Common Stock. If you are a registered stockholder and submit a proxy, your shares of Common Stock will be counted to determine whether we have a quorum, even if you abstain or fail to provide voting instructions on any of the proposals described in this Proxy Statement and listed on the form of proxy. If your shares of Common Stock are held in the name of your broker or other nominee and you do not instruct your broker or other nominee how to vote your shares of Common Stock, these shares will still be counted for purposes of determining the presence or absence of a quorum for the transaction of business if your broker or other nominee submits a proxy.
How many votes do I have?
Stockholders as of the Record Date are entitled to one vote per share. Each share of Common Stock is entitled to one vote for each director nominee and one vote with respect to each of the other proposals to be voted on.
How are votes tabulated?
The results of stockholder voting will be tabulated by Broadridge, our virtual meeting administrator, and American Election Service LLC will act as the independent inspector of election appointed for the Annual Meeting.
How do I nominate a director using the “Proxy Access” provisions under the Company’s Bylaws?
The Company’s “Proxy Access” for director nominations bylaw permits a stockholder, or a group of up to 20 stockholders, that has owned continuously for at least three years shares of the Company’s Common Stock representing an aggregate of at least 3% of our

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outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to 25% of the Board, provided that the nominating stockholder(s) and nominee(s) satisfy all of the requirements in the Company’s Bylaws.
Notice of any director nomination must comply with the informational requirements set forth in our Bylaws.
The notice of a nominating stockholder using the “Proxy Access” provision of our Bylaws in respect to an annual meeting of stockholders must be in writing and delivered or mailed and received by the Corporate Secretary of the Company, at the Company’s principal executive offices at 6301 Fitch Path, New Albany, Ohio 43054, not later than 120 days nor earlier than 150 days prior to the first anniversary of the date that the Company distributed its proxy statement to stockholders for purposes of the previous year’s annual meeting of stockholders. For purposes of the Company’s 2026 Annual Meeting, this means that notice of a director nomination using the “Proxy Access” provision of our Bylaws may be received not earlier than Saturday, November 29, 2025 nor later than Monday, December 29, 2025.
What should I do if I have other questions regarding voting or require any assistance with voting my shares?
If you have any questions or require any assistance with voting your shares, please contact Innisfree, our proxy solicitor, using the contact information listed below:

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022	Stockholders May Call Toll-Free: (888) 750-5834 (from the United States and Canada) Stockholders May Call: +1 (412) 232-3651 (from other locations) Banks and Brokers May Call Collect: (212) 750-5833
What should I do if I require technical support during the Annual Meeting?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided on the Annual Meeting website login page.

Other Matters
As of the date of this Proxy Statement, the Board knows of no matter that will be presented for action by the stockholders at the Annual Meeting other than those discussed in this Proxy Statement. If any other matter requiring a vote of the stockholders properly comes before the Annual Meeting, the individuals acting under the proxies solicited by the Board will vote and act according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.

2025 Proxy Statement	83	Abercrombie & Fitch Co.

Appendix A — Non-GAAP Measures
Performance Metrics
We use non-GAAP measures for certain of our performance metrics, including: (i) Adjusted EBIT, a performance metric used in our annual cash incentive performance plan, (ii) Net Sales on a constant currency basis (“Constant Currency Net Sales”), a performance metric used in our annual cash incentive performance plan, and (iii) Avg. Adjusted EBIT Margin, a performance metric used in connection with our performance share awards. The definitions of, and explanations of items excluded from the calculations of, these performance measures are included here.
Annual Cash Incentive Program
Adjusted EBIT
Adjusted EBIT, a non-GAAP metric, is a performance metric used in the Company’s annual cash incentive program. “Adjusted EBIT” reflects GAAP net income (loss), excluding interest and taxes for each measurement season. It may include certain adjustments such as restructurings, discontinued operations and all items of gain, loss or expense determined to be unusual in nature and/or infrequent in occurrence or related to the disposal of a segment of a business, and/or as otherwise determined by the Compensation Committee in its sole discretion.
In Fiscal 2024:
•40% of the Adjusted EBIT metric was determined based on the financial results for the Spring season, which included first and second fiscal quarter combined GAAP net income (loss) excluding interest and taxes less non-GAAP adjustments.
•60% of the Adjusted EBIT metric was determined based on the financial results for the Fall season, which included third and fourth fiscal quarter combined GAAP net income (loss) excluding interest and taxes less non-GAAP adjustments.
•The Adjusted EBIT metric excluded the effect of bonuses payable under the annual cash incentive program and foreign currency exchange rate fluctuations relative to the rates that were used in establishing the target performance metrics, as well as $0.9 million in certain litigation expenses as described in more detail in the Compensation Discussion & Analysis.

Constant Currency Net Sales
Constant Currency Net Sales, a non-GAAP metric, is a performance metric used in the Company’s annual cash incentive program.
In Fiscal 2024:
•40% of the Constant Currency Net Sales metric was determined based on the financial results for the Spring season.
•60% of the Constant Currency Net Sales metric was determined based on the financial results for the Fall season.
•The Constant Currency Net Sales metric excluded the effect of foreign currency exchange rate fluctuations relative to the rates that were used in establishing the target performance metrics.

Abercrombie & Fitch Co.	A-1	2025 Proxy Statement

APPENDIX A - NON-GAAP MEASURES
Long-Term Equity Incentive Awards
Average Adjusted EBIT Margin
Three-Year Average Non-GAAP EBIT Margin Percent (referred to in this Proxy Statement as “Average Adjusted EBIT Margin”) is a performance metric used in the Company’s performance share awards for the Fiscal 2022 to Fiscal 2024 cycle (“2022-2024 PSAs”), the Fiscal 2023 to Fiscal 2025 cycle (“2023-2025 PSAs”), the Fiscal 2024 to Fiscal 2026 cycle (“2024-2026 PSAs”), and the Fiscal 2025 to Fiscal 2027 cycle (“2025-2027 PSAs”).
Average Adjusted EBIT Margin is equal to the straight average of the Adjusted EBIT Margin Percent (as defined below, and adjusted as provided for below) results for each fiscal year of the three-year performance period. Adjusted EBIT Margin Percent is equal to the EBIT for each fiscal year of the three-year performance period (with EBIT defined as net income less interest and income taxes as reported in the Company’s consolidated financial statements for each such year in accordance with GAAP), with such adjustments or exclusions as provided herein, divided by the corresponding fiscal year’s net sales (as reported in the Company’s consolidated financial statements in accordance with GAAP), and expressed as a percentage.
Certain exclusions and adjustments for the measurement of EBIT Margin Percent were approved by the Compensation Committee at the beginning of each performance period.
For the 2022-2024 PSAs, the 2023-2025 PSAs, the 2024-2026 PSAs, and the 2025-2027 PSAs, the measure of EBIT Margin Percent will exclude or adjust for the impact of the following: impact of changes in accounting principles (i.e., cumulative effect of GAAP changes); impact of changes in accounting policies that were not contemplated in the initial targets; impacts of changes in tax structures or statutory rates that result in a cumulative EBIT impact of greater than $5.0 million (per fiscal year) for the performance period; all items of gain, loss or expense for the performance period related to an exit activity (including flagship closures); impairment of long-lived assets, finite- or indefinite-lived intangible assets, or goodwill; impacts from total legal settlements in excess of a cumulative amount of $5.0 million (per fiscal year) during the performance period; impacts from charges or gains from the early extinguishment of funded debt obligations and/or lease obligations; and impacts of acquisition-related costs for acquisitions of business(es) as defined under GAAP.

2025 Proxy Statement	A-2	Abercrombie & Fitch Co.

Abercrombie & Fitch Co.

ABERCROMBIE & FITCH CO.
P.O. BOX 182168
COLUMBUS, OH 43218

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

During The Meeting - Go to **www.virtualshareholdermeeting.com/ANF2025**

You may attend the Annual Meeting via the Internet and vote online during the virtual Annual Meeting. Have the information that is printed in the box marked by the arrow or your Notice of Internet Availability of Proxy Materials available and follow the instructions.

VOTE BY MAIL
If you received a printed copy of the proxy materials, mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V71091-P25592

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABERCROMBIE & FITCH CO.

The Board of Directors recommends you vote "FOR" the election of each of the following director nominees:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Kerrii B. Anderson	☐	☐	☐
1b. Andrew Clarke	☐	☐	☐
1c. Susie Coulter	☐	☐	☐
1d. James A. Goldman	☐	☐	☐
1e. Fran Horowitz	☐	☐	☐
1f. Helen E. McCluskey	☐	☐	☐
1g. Arturo Nuñez	☐	☐	☐
1h. Kenneth B. Robinson	☐	☐	☐
1i. Nigel Travis	☐	☐	☐
1j. Helen Vaid	☐	☐	☐

The Board of Directors recommends you vote "FOR" the proposals under Items 2 and 3:	For	Against	Abstain
2. Advisory vote to approve the compensation of the Company's named executive officers for the fiscal year ended February 1, 2025.	☐	☐	☐
3. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. All holders must sign. If a corporation, partnership or other entity, please sign in full entity name by duly authorized officer(s) and specify the title(s) of such officer(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, JUNE 11, 2025, AT 10:00 A.M., EASTERN TIME

Access to this year's virtual Annual Meeting of Stockholders will be available at www.virtualshareholdermeeting.com/ANF2025. A recording of the Annual Meeting of Stockholders will be available for approximately one year after the date of the Annual Meeting of Stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Abercrombie & Fitch Co. to be Held on June 11, 2025: The Letter to Stockholders, Notice of Annual Meeting of Stockholders and Proxy Statement, and 2024 Annual Report are available online at *www.proxyvote.com*.

V71092-P25592

ABERCROMBIE & FITCH CO.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2025

Robert J. Ball and Gregory J. Henchel, each with full power to act alone and with full power of substitution, are each hereby appointed as a proxy of the undersigned to vote all shares of Class A Common Stock of Abercrombie & Fitch Co. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held via live webcast at www.virtualshareholdermeeting.com/ANF2025, on Wednesday, June 11, 2025, at 10:00 a.m., Eastern Time, and any adjournment, continuation, or postponement of such Annual Meeting. This proxy is solicited on behalf of the Board of Directors of the Company (the "Board") and may be revoked prior to its exercise.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made this proxy will be voted in accordance with the Board's recommendations on all matters listed on this proxy, as follows: "FOR" the election of each of the director nominees listed under Item 1 and "FOR" the proposals under Items 2 and 3. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the Annual Meeting and any adjournments, continuations, or postponements thereof. All proxies previously given or executed by the undersigned are hereby revoked.

Continued and to be signed and dated on the reverse side